UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.    )

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Micron Technology, Inc.
(Name of Registrant as Specified in Its Charter)

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Notice of Fiscal 2016 Annual Meeting of Shareholders
January 18, 2017
To the Shareholders:

NOTICE IS HEREBY GIVEN that the Fiscal 2016 Annual Meeting of Shareholders of Micron Technology, Inc., a Delaware corporation, will be held on January 18, 2017, at 9:00 a.m., Mountain Standard Time, at our headquarters located at 8000 South Federal Way, Boise, Idaho 83716-9632, for the purposes listed below. As used herein "we," "our," "us," "the Company" and similar terms refer to Micron Technology, Inc., unless the context indicates otherwise.

1.	To elect directors to serve for the ensuing year and until their successors are elected and qualified;

2.	To approve our Amended and Restated 2007 Equity Incentive Plan and increase the shares reserved for issuance thereunder by 30,000,000;

3.	To ratify the adoption of our Section 382 Rights Agreement;

4.	To ratify the appointment of PricewaterhouseCoopers LLP as our Independent Registered Public Accounting Firm for the fiscal year ending August 31, 2017;

5.	To approve a non-binding resolution to approve the compensation of our Named Executive Officers as described in the proxy statement; and

6.	To transact such other business as may properly come before the meeting or any adjournment thereof.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

Only shareholders of record at the close of business on November 21, 2016, are entitled to receive notice of and to vote at the meeting and any postponements or adjournments of the meeting. A complete list of shareholders entitled to vote at the meeting will be open to the examination of any shareholder, for any purpose germane to the business to be transacted at the meeting, during ordinary business hours for the ten-day period immediately preceding the date of the meeting, at our headquarters at 8000 South Federal Way, Boise, Idaho 83716-9632.

The Securities and Exchange Commission permits proxy materials to be furnished over the Internet rather than in paper form. Accordingly, we are sending most of our shareholders a notice regarding the availability of this proxy statement, our Annual Report on Form 10-K for fiscal 2016 and other proxy materials via the Internet (the "Notice"). This electronic process gives you fast, convenient access to the materials, reduces the impact on the environment and reduces our printing and mailing costs. If you received a Notice by mail, you will not receive a printed copy of the proxy materials in the mail. The Notice instructs you on how to access and review all of the important information contained in the Proxy Statement and Annual Report. The Notice also instructs you on how you may submit your vote over the Internet. If you received a Notice by mail and would like to receive a printed copy of our proxy materials, you should follow the instructions for requesting such materials included in the Notice.

Attendance at the Annual Meeting will be limited to shareholders and our guests. Shareholders may be asked to furnish proof of ownership of our Common Stock before being admitted to the meeting.

To ensure your representation at the meeting, you are urged to vote. You may vote by telephone or electronically via the Internet. Alternatively, if you received a paper copy, you may sign, date and return the proxy card in the postage-prepaid envelope enclosed for that purpose. Please refer to the instructions included with the proxy card for additional details. Shareholders attending the meeting may vote in person even if they have already submitted their proxy, and any previous votes that were submitted by the shareholder, whether by Internet, telephone or mail, will be superseded by the vote that such shareholder casts at the meeting.

By Order of the Board of Directors
Boise, Idaho December __, 2016	Joel L. Poppen Vice President, Legal Affairs, General Counsel and Corporate Secretary
YOUR VOTE IS IMPORTANT. PLEASE SUBMIT YOUR PROXY PROMPTLY.

8000 South Federal Way
Boise, Idaho 83716-9632
____________________________

PROXY STATEMENT
FISCAL 2016 ANNUAL MEETING OF SHAREHOLDERS

January 18, 2017
9:00 a.m. Mountain Standard Time
____________________________

INFORMATION CONCERNING SOLICITATION AND VOTING

General

The proxy is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Micron Technology, Inc., for use at the Fiscal 2016 Annual Meeting of Shareholders to be held on January 18, 2017, at 9:00 a.m., Mountain Standard Time, or at any adjournment or postponement thereof (the "Annual Meeting"). The purpose of the Annual Meeting is set forth herein and in the accompanying Notice of Fiscal 2016 Annual Meeting of Shareholders. The Annual Meeting will be held at our headquarters located at 8000 South Federal Way, Boise, Idaho 83716-9632. Our telephone number is (208) 368-4000.

This Proxy Statement and related proxy card are first being distributed on or about December __, 2016, to all shareholders entitled to vote at the meeting.

Shareholders can vote their shares using one of the following methods:

•	Vote through the Internet at www.proxypush.com/MU using the instructions included in the notice regarding the Internet availability of proxy materials, the proxy card or voting instruction card;

•	Vote by telephone using the instructions on the proxy card or voting instruction card if you received a paper copy of the proxy materials;

•	Complete and return a written proxy or voting instruction card using the proxy card or voting instruction card if you received a paper copy of the proxy materials; or

•	Attend and vote at the meeting.

Internet and telephone voting are available 24 hours a day, and if you use one of those methods, you do not need to return a paper proxy or voting instruction card. If you have questions on how to vote, you can call us at (877) 297-1746. Unless you are planning to vote at the meeting, your vote must be received by 11:59 p.m., Eastern Standard Time, on January 17, 2017.

Record Date

Shareholders of record at the close of business on November 21, 2016 (the "Record Date"), are entitled to receive notice of and to vote at the meeting.

Revocability of Proxy

Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by attending the Annual Meeting and voting in person or by delivering to us a written notice of revocation or another duly executed proxy bearing a date later than the earlier given proxy but prior to the date of the Annual Meeting.

Solicitation

We will bear the cost of solicitation. In addition, we may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation materials to such beneficial owners. Proxies may be solicited by our directors, officers and employees, without additional compensation, personally or by telephone or Internet. We intend to use the services of D.F. King & Co., a proxy solicitation firm, in connection with the solicitation of proxies. Although the exact cost of the solicitation services is not known at this time, it is anticipated that the fees paid by us for these services will be approximately $12,500.

Outstanding Shares

We have one class of stock outstanding, common stock, $0.10 par value per share (the "Common Stock"). As of November 21, 2016, the Record Date, _____________ shares of Common Stock were issued and outstanding and entitled to vote.

Voting Rights and Required Vote

Under the Delaware General Corporation Law and our Restated Certificate of Incorporation and our Amended and Restated Bylaws ("Bylaws"), each shareholder will be entitled to one vote for each share of Common Stock held at the Record Date for all matters, including the election of directors. The required quorum for the transaction of business at the Annual Meeting is a majority of the votes eligible to be cast by holders of shares of our Common Stock issued and outstanding on the Record Date. Shares that are voted "FOR," "AGAINST" or "ABSTAIN" are treated as being present at the Annual Meeting for the purposes of establishing a quorum and are tallied to determine the shareholders' decision with respect to the matter voted upon (the "Votes Cast"). Abstentions will have the same effect as voting against a proposal. Broker non-votes will be considered present and entitled to vote for purposes of determining the presence or absence of a quorum for the transaction of business, but such non-votes are not deemed to be Votes Cast and, therefore, will not be included in the tabulation of the voting results with respect to voting results for the election of directors or issues requiring the approval of a majority of Votes Cast.

Shares held in a brokerage account or by another nominee are considered held in "street name" by the shareholder or "beneficial owner." A broker or nominee holding shares for a beneficial owner may not vote on matters relating to the election of directors or advisory votes unless the broker or nominee receives specific voting instructions from the beneficial owner of the shares. As a result, absent specific instructions, brokers or nominees may not vote a beneficial owner's shares on Proposals 1, 2, 3, 5 and 6 and such shares will be considered "broker non-votes" for such proposals.

Directors will be elected if the number of votes "FOR" a particular director exceeds the number of votes "AGAINST" that same director. With respect to all other items of business, the "FOR" vote of a majority of the Votes Cast is required in order for such matter to be considered approved by the shareholders.

Voting of Proxies

The shares of Common Stock represented by all properly executed proxies received in time for the meeting will be voted in accordance with the directions given by the shareholders. If no instructions are given with respect to a properly executed proxy timely received by us, the shares of Common Stock represented thereby will be voted (i) FOR each of the nominees named herein as directors, or their respective substitutes as may be appointed by the Board of Directors, (ii) FOR the approval of our Amended and Restated 2007 Equity Incentive Plan and increase the shares reserved thereunder by 30,000,000; (iii) FOR the ratification of the adoption of our Section 382 Rights Agreement; (iv) FOR ratification of the appointment of PricewaterhouseCoopers LLP as our Independent Registered Public Accounting Firm for the fiscal year ending August 31, 2017, (v) FOR approval of a non-binding resolution to approve the compensation of our Named Executive Officers as described in the proxy statement; and (vi) in the discretion of the proxy holders for such business which may properly come before the Annual Meeting.

PROPOSAL 1 – ELECTION OF DIRECTORS

Nominees

A board of seven directors is to be elected at the Annual Meeting, all of whom have been recommended for nomination by a majority of the independent directors of the Board of Directors and all of whom are currently serving as directors. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the seven management nominees named below. If any management nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who shall be designated by the present Board of Directors to fill the vacancy. It is not expected that any nominee listed below will be unable or will decline to serve as a director. The term of office of each person elected as a director will continue until the next Annual Meeting of Shareholders or until such person's successor has been elected and qualified, except in the case of earlier resignation or removal. Executive officers are appointed annually by the Board of Directors and serve until their successors are duly appointed and qualified, except in the case of earlier resignation or removal. The names of the nominees and certain information about them are set forth below:

			Served as a Director Since	Board Committees(1)
Name of Nominee	Age	Principal Occupation		A	C	F	G
Robert L. Bailey	59	Former Chairman of PMC-Sierra, Inc.	2007	X			X
Richard M. Beyer	68	Former Chairman and Chief Executive Officer of Freescale Semiconductor, Inc.	2013		X		X
Patrick J. Byrne	56	Senior Vice President of Fortive Corporation	2011		X		X
D. Mark Durcan	55	Chief Executive Officer of Micron Technology, Inc.	2012			X
Mercedes Johnson	62	Former Chief Financial Officer of Avago Technologies Limited	2005	X		X	X
Lawrence N. Mondry	56	President and Chief Executive Officer of Stream Gas & Electric, Ltd.	2005		X	X	X
Robert E. Switz	70	Chairman of the Board of Micron Technology, Inc.	2006	X			X

(1)    A = Audit Committee, C = Compensation Committee, F = Finance Committee, G = Governance Committee

Set forth below are the principal occupations of the nominees for at least the past five years:

Robert L. Bailey was the Chairman of the Board of Directors of PMC-Sierra, Inc. ("PMC") from 2005 until May 2011 and also served as PMC's Chairman from February 2000 until February 2003.  Mr. Bailey served as a director of PMC from October 1996 to May 2011.  He also served as the Chief Executive Officer of PMC from July 1997 until May 2008.  PMC was a leading provider of broadband communication and semiconductor storage solutions for the next-generation Internet.  Since March 2015, Mr. Bailey has served as the Chairman of the Board of Blue Willow Systems, Inc. Within the past five years, Mr. Bailey also served on the Board of Directors of Entropic Communications. Mr. Bailey holds a BS in Electrical Engineering from the University of Bridgeport and an MBA from the University of Dallas.

Mr. Bailey's experience as Chief Executive Officer and Chairman of a leading technology company has given him expertise in the technology industry as well business operations, finance, corporate development, corporate governance and management.

Richard M. Beyer was Chairman and Chief Executive Officer of Freescale Semiconductor, Inc. ("Freescale") from 2008 through June 2012 and served as a director with Freescale until April 2013. Prior to Freescale, Mr. Beyer was President, Chief Executive Officer and a Director of Intersil Corporation from 2002 to 2008. He has also previously served in executive management roles at FVC.com, VLSI Technology, and National Semiconductor Corporation. Within the past five years, Mr. Beyer served on the Board of Directors of Freescale. He currently serves on the Board of Directors of Dialog Semiconductor and Analog Devices, Inc. Mr. Beyer served three years as an officer in the United States Marine Corps. He holds a BA and an MA in Russian from Georgetown University and an MBA in Marketing and International Business from Columbia University Graduate School of Business.

Mr. Beyer's experience as the Chief Executive Officer and a director at leading technology companies has given him expertise in the technology industry as well business operations, finance, corporate development, corporate governance and management.

Patrick J. Byrne has served as Senior Vice President of Fortive Corporation since July 2016 when Danaher Corporation ("Danaher") completed the separation of its Test & Measurement and Industrial Technologies segments. Mr. Byrne was President of Tektronix, a subsidiary of Danaher, from July 2014 to July 2016. Previously, he was Vice President of Strategy and Business Development and Chief Technical Officer of Danaher from November 2012 to July 2014. Danaher designs, manufactures, and markets innovative products and services to professional, medical, industrial and commercial customers. Prior to that, Mr. Byrne served as Director, President and Chief Executive Officer of Intermec, Inc. from 2007 to May 2012. Within the past five years, Mr. Byrne served on the Board of Directors of Flow International and Intermec, Inc. Mr. Byrne holds a BS in Electrical Engineering from the University of California, Berkeley, and an MS in Electrical Engineering from Stanford University.

Mr. Byrne's experience in executive management at public companies has given him expertise in the technology industry as well as business operations, finance, corporate development, corporate governance and management.

D. Mark Durcan joined us in June 1984 and has served in various positions since that time. Mr. Durcan was appointed our Chief Operating Officer in February 2006, President in June 2007, and Director and Chief Executive Officer in February 2012. Mr. Durcan has been an officer since 1996. Within the past five years, Mr. Durcan served on the Board of Directors of Freescale Semiconductor, Inc. and MWI Veterinary Supply, Inc. Mr. Durcan is currently a member of the Board of Directors of AmerisourceBergen Corporation. Mr. Durcan holds a BS and MChE in Chemical Engineering from Rice University.

Mr. Durcan has been with us for over 30 years and his experiences have given him extensive expertise in our business and operations. He has developed expertise in the areas of finance, corporate development, corporate governance, business strategy and management.

Mercedes Johnson was the Senior Vice President and Chief Financial Officer of Avago Technologies Limited, a supplier of analog interface components for communications, industrial and consumer applications, from December 2005 to August 2008. She also served as the Senior Vice President, Finance, of Lam Research Corporation ("Lam") from June 2004 to January 2005 and as Lam's Chief Financial Officer from May 1997 to May 2004. Ms. Johnson holds a degree in Accounting from the University of Buenos Aires and currently serves on the Board of Directors for Intersil Corporation, Juniper Networks, Inc., and Teradyne, Inc. Ms. Johnson is the Chairman of the Board of Directors' Audit Committee and Finance Committee.

Ms. Johnson's experience as the Chief Financial Officer of several technology companies has given her expertise in finance, corporate development, corporate governance, management and operations.

Lawrence N. Mondry is the President and Chief Executive Officer of Stream Gas & Electric, Ltd. a provider of energy, mobile and protective services, a role he began February 2016. Mr. Mondry was the Chief Executive Officer of Apollo Brands, a consumer products portfolio company, from February 2014 to February 2015. Mr. Mondry was the Chief Executive Officer of Flexi Compras Corporation, a rent-to-own retailer, from June 2013 to February 2014. Mr. Mondry was the President and Chief Executive Officer of CSK Auto Corporation ("CSK"), a specialty retailer of automotive aftermarket parts, from August 2007 to July 2008. Prior to his appointment at CSK, Mr. Mondry served as the Chief Executive Officer of CompUSA Inc. from November 2003 to May 2006. Mr. Mondry is the Chairman of the Board of Directors' Compensation Committee and Governance Committee.

Mr. Mondry's experience as the Chief Executive Officer of various retailers has given him expertise in operations, management, finance and corporate development. Mr. Mondry's retail expertise is especially relevant to our Lexar and Crucial businesses.

Robert E. Switz was the Chairman, President and Chief Executive Officer of ADC Telecommunications, Inc. ("ADC"), a supplier of network infrastructure products and services from August 2003 until December 2010, when Tyco Electronics Ltd. acquired ADC. Mr. Switz joined ADC in 1994 and throughout his career there held numerous leadership positions. Within the past five years, Mr. Switz served on the Board of Directors of GT Advanced Technologies Inc., Broadcom Corporation, Cyan, Inc., Pulse Electronics Corporation, and Leap Wireless International, Inc. Mr. Switz currently serves on the Board of Directors for Marvell Technology Group Ltd. and Gigamon, Inc. Mr. Switz holds an MBA from the University of Bridgeport and a BS in Business Administration from Quinnipiac University. Mr. Switz was appointed Chairman of the Board of Directors in 2012.

Mr. Switz's experience as Chief Executive Officer and Chairman of a leading technology company has given him expertise in the technology industry as well business operations, finance, corporate development, corporate governance and management.

There are no family relationships between any of our directors or executive officers.

The Board of Directors recommends voting "FOR" approval of the nominees listed above.

CORPORATE GOVERNANCE

Code of Business Conduct and Ethics

The Board of Directors has adopted a Code of Business Conduct and Ethics that is applicable to all our directors, officers and employees. A copy of the Micron Code of Business Conduct and Ethics is available at www.micron.com and is also available in print upon request. Any amendments or waivers of the Code of Business Conduct and Ethics will also be posted on our website within four business days of the amendment or waiver as required by applicable rules and regulations of the Securities and Exchange Commission ("SEC") and the Listing Rules of NASDAQ.

Director Independence

The Board of Directors has determined that directors Bailey, Beyer, Byrne, Johnson, Mondry and Switz qualify as independent directors. In determining the independence of our directors, the Board of Directors has adopted independence standards that mirror the criteria specified by applicable laws and regulations of the SEC and the Listing Rules of NASDAQ. None of these directors have a relationship with us, other than any relationship that is categorically not material under the guidelines referenced above. See "Certain Relationships and Related Transactions."

Board of Directors Leadership Structure

Mr. Switz has served as our Chairman of the Board of Directors since February 2012. We do not have a fixed policy on whether the roles of chairman and Chief Executive Officer should be separate or combined. The decision is based on our and our shareholders' best interests under the circumstances existing at the time. In his role as Chairman, Mr. Switz oversees meetings of the independent directors and acts as a liaison between the independent directors and Chief Executive Officer.

Risk Assessment Role

The Board of Directors is responsible for overseeing the major risks we face and reviewing management's proposals for their mitigation. In addition, the Board of Directors has delegated oversight of certain categories of risk to the Audit, Compensation, Finance and Governance Committees. The Audit Committee reviews and discusses with management significant financial and nonfinancial risk exposures, including cyber security, and the steps management has taken to monitor, control, and report such exposures. The Compensation Committee oversees management of risks relating to our compensation plans and programs. The Finance Committee oversees the Company's strategies for management of significant financial risks and contingent liabilities. The Governance Committee manages risks associated with board of directors' governance and director independence. The Audit, Compensation, Finance and Governance Committees report to the Board of Directors regularly on matters relating to the specific areas of risk the committees oversee.

Compensation Risks

We have assessed our compensation programs and have concluded that our compensation policies and practices do not create risks that are reasonably likely to have a material adverse effect on us. We assessed our compensation programs to determine if the programs' provisions and operations create undesired or unintentional risk of a material nature. We also reviewed the results of our findings with Mercer, our outside compensation consultant. This risk assessment process included a review of program policies and practices; program analysis to identify risk and risk-control related to the programs; and determinations as to the sufficiency of risk identification, the balance of potential risk-to-potential-reward and risk-control. Although we reviewed all compensation programs, we focused on the programs with variability of payout, with the ability of a participant to directly affect payout and the controls on participant action and payout. In most cases, our compensation policies and practices are centrally designed and administered and are substantially the same for each business unit. Certain internal groups have different or supplemental compensation programs tailored to their specific operations and goals, and programs may differ by country due to variations in local laws and customs.

Compensation Consultant

The Compensation Committee annually engages a compensation consultant, currently Mercer, to provide a comprehensive review of executive compensation matters. Mercer provides the Compensation Committee with information for all of our officers on cash and non-cash compensation elements and historical and trend payment data.

The Compensation Committee has established procedures that it considers adequate to ensure that Mercer's advice to the Compensation Committee remains objective and is not influenced by our management. These procedures include: a direct reporting relationship to the Compensation Committee; a provision in the Compensation Committee's engagement letter with Mercer specifying what information, data, and recommendations can be shared with management; and an annual update to the Compensation Committee on Mercer's relationship with us, including a summary of the work performed for us during the preceding 12 months. The specific activities that Mercer undertakes for us include:

•	review non-employee director compensation;

•	review the Compensation Peer Group (as defined in the Compensation Discussion and Analysis) and recommend any changes to its members;

•	benchmark total direct compensation and its components (salary, short-term incentives and long-term incentives) of our officers using several data sources;

•	evaluate our historical pay-for-performance relationship;

•	review the metrics and targets associated with the annual short-term incentives and long-term incentive plans;

•	review the proposed equity grants for executives, along with vesting recommendations;

•	assist with a risk assessment of our compensation practices;

•	review a draft of the compensation discussion and analysis component of proxy disclosure; and

•	attend the Compensation Committee meetings in which executive compensation matters are discussed.

We paid Mercer a total of $599,229 in fiscal 2016 for services provided. Of this amount, $145,304 was paid as a result of the executive and non-employee director compensation consulting work Mercer performed for the Compensation Committee and Governance Committee and $453,925 was paid as a result of the work Mercer performed related to our 401(k) Plan and other human resource functions. The decision to use Mercer for services other than those provided to the Compensation Committee and Governance Committee was made by our management and not the Compensation Committee. Mercer is a wholly-owned subsidiary of Marsh & McLennan Companies Inc. ("MMC"). The Company paid MMC $2,443,240 in fiscal 2016 for insurance services.

In addition, the Compensation Committee considered the independence of Mercer in light of SEC rules and the Listing Rules of NASDAQ. The Compensation Committee received a letter from Mercer addressing its independence, including the following factors: (i) other services provided to us by Mercer; (ii) fees paid by us as a percentage of Mercer's total revenue; (iii) policies or procedures maintained by Mercer that are designed to prevent a conflict of interest; (iv) any business or personal relationships between the individual consultants involved in the engagement and any member of the Compensation Committee; (v) any of our stock owned by the individual consultants involved in the engagement; and (vi) any business or personal relationships between our executive officers and Mercer or the individual consultants involved in the engagement. The Compensation Committee concluded that there were no conflicts of interest with Mercer.

Board of Directors Meetings and Committees

Our Board of Directors held six meetings during fiscal 2016. The Board of Directors met in Executive Session (meetings in which only non-employee directors are present) six times during fiscal 2016. In fiscal 2016, the Board of Directors had a standing Audit Committee, Compensation Committee, Finance Committee and Governance Committee. During fiscal 2016, the Audit Committee met ten times, the Compensation Committee met six times, the Finance Committee met six times, and the Governance Committee met four times. In addition to formal committee meetings, the chairmen of each committee engaged in regular discussions with management regarding various issues relevant to their respective committees. All incumbent directors attended 75% or more of the total number of meetings of the Board of Directors during fiscal 2016. All incumbent directors who served on the Audit, Compensation, Finance and Governance Committees attended 75% or more of the total number of committee meetings during fiscal 2016. With the exception of Mr. Byrne, all members of our Board of Directors were present at the Fiscal 2015 Annual Meeting of Shareholders. We encourage director attendance at the Annual Meeting of Shareholders.

The Audit Committee, the Compensation Committee, the Finance Committee and the Governance Committee each have written charters that comply with SEC and NASDAQ rules relating to corporate governance matters. Copies of the committee charters as well as our Corporate Governance Guidelines are available at www.micron.com and are also available in print upon request to corporatesecretary@micron.com. The Board of Directors has determined that all the members of the Audit Committee, the Compensation Committee, the Finance Committee and the Governance Committee satisfy the independence requirements of applicable SEC laws and the Listing Rules of NASDAQ for such committees.

Our Corporate Governance Guidelines specify a mandatory retirement age of 75 for members of our Board of Directors and provide that committee chairman serve for no more than five years, but give the Board of Directors the discretion in each case to waive the requirement on an annual basis. The Board of Directors has waived the five-year chair limit for Ms. Johnson on the Audit Committee and Mr. Mondry on the Governance Committee.

Audit Committee

Ms. Johnson and Messrs. Bailey and Switz currently serve on the Audit Committee. Ms. Johnson has served as the Chairman of the Audit Committee since October 2010. The Board of Directors has determined that Ms. Johnson and Messrs. Bailey and Switz each qualify as an "audit committee financial expert" for purposes of the rules and regulations of the SEC and that each of these members are sufficiently proficient in reading and understanding our financial statements to serve on the Audit Committee. The purpose of the Audit Committee is to assist the Board of Directors in overseeing and monitoring:

•	the integrity of our financial statements;

•	the performance of our internal audit function;

•	the performance of our Independent Registered Public Accounting Firm;

•	the qualifications and independence of our Independent Registered Public Accounting Firm; and

•	our compliance with legal and regulatory requirements.

The Audit Committee is also responsible for preparing the Audit Committee report that is included in our annual Proxy Statement. See "Report of the Audit Committee of the Board of Directors." The complete duties and responsibilities of the Audit Committee are set forth in its written charter, which is available at www.micron.com and is also available in print upon request to corporatesecretary@micron.com.

Compensation Committee

Messrs. Beyer, Byrne and Mondry currently serve on the Compensation Committee of the Board of Directors. Mr. Warren East, who resigned from the Board of Directors following the expiration of his term, served as a member of the Compensation Committee for a portion of fiscal 2016. Mr. Mondry has served as the Chairman of the Compensation Committee since January 2012. The Compensation Committee is responsible for reviewing and approving the compensation of our executive officers. See the "Compensation Discussion and Analysis" and the "Compensation Committee Report" for information regarding how the Compensation Committee sets executive compensation levels. The Compensation Committee has authority to delegate any of its responsibilities to a subcommittee as it may deem appropriate in its judgment. The complete duties of the Compensation Committee are set forth in its written charter, which is available at www.micron.com and is also available in print upon request to corporatesecretary@micron.com.

Finance Committee

In fiscal 2016, we established a standing Finance Committee of the Board of Directors. Ms. Johnson and Messrs. Durcan and Mondry currently serve on the Finance Committee. Ms. Johnson serves as the Chairman of the Finance Committee. The Finance Committee represents and assists the Board of Directors in discharging its responsibilities with respect to our financial policies, financial strategies and capital structure. The complete duties of the Finance Committee are set forth in its written charter, which is available at www.micron.com and is also available in print upon request to corporatesecretary@micron.com.

Governance Committee

Ms. Johnson and Messrs. Bailey, Beyer, Byrne, Mondry and Switz currently serve on the Governance Committee. Mr. Mondry has served as Chairman of the Governance Committee since October 2009. The responsibilities of the Governance Committee include assisting the Board of Directors in discharging its duties with respect to the following:

•	the identification and selection of nominees to our Board of Directors;

•	director compensation;

•	the development of our Corporate Governance Guidelines; and

•	the annual evaluations of the Board of Directors and its committees.

The complete duties and responsibilities of the Governance Committee are set forth in its written charter, which is available at www.micron.com and is also available in print upon request to corporatesecretary@micron.com.

The Governance Committee is responsible for identifying nominees for our Board of Directors. While we do not have a list of minimum qualifications that nominees must possess or a specific policy regarding diversity, the following factors are strongly considered by the Governance Committee in making its recommendations:

•substantial experience in the semiconductor industry or related industries;

•strong business acumen and judgment;

•excellent interpersonal skills;

•	business relationships with key individuals in industry, government and education that may be of significant assistance to us and our operations;

•	familiarity with accounting rules and practices; and

•	"independence" as defined and required by the Listing Rules of NASDAQ and relevant rules and regulations of the SEC.

In the event the Board of Directors has determined that it would be advisable to add additional members to the Board of Directors, the Governance Committee works with a third party executive search firm to assist them in the identification and evaluation of potential candidates to our Board of Directors.

The Governance Committee will consider director nominee recommendations from shareholders. Shareholder recommendations for directors are subject to the same criteria used to evaluate other candidates. Shareholders wishing to recommend a prospective nominee should submit the candidate's name and qualifications to our Corporate Secretary at corporatesecretary@micron.com. Our Bylaws contain the provisions that address the process by which a shareholder may nominate an individual to stand for election to our Board of Directors. A copy of our Bylaws can be found on the Corporate Governance page of our website at www.micron.com and is available in print upon request to corporatesecretary@micron.com.

Executive Sessions and Communications with the Board of Directors

Mr. Switz has been the Chairman of our Board of Directors since February 2012. As part of his duties as Chairman, Mr. Switz chairs Executive Session meetings of our Board of Directors. Shareholders and interested parties wishing to communicate with our Board of Directors may contact Mr. Switz at chairman@micron.com.

COMPENSATION OF DIRECTORS

The Governance Committee of the Board of Directors oversees the setting of compensation for our non-employee members of the Board of Directors. At the end of fiscal 2015, the Governance Committee engaged Mercer to review and evaluate director compensation for fiscal 2016, in light of prevailing market conditions. Mercer gathered and reviewed market data for non-employee directors from the same Compensation Peer Group used to evaluate officer compensation. For a discussion of peer group companies please see "Executive Compensation and Related Information – Compensation Discussion and Analysis." Upon completion of its review and evaluation, the Governance Committee recommended that the Board of Directors make no changes to the director's compensation.

Elements of Director Compensation

Annual Retainer

Non-employee directors are entitled to receive an annual retainer of $100,000. Pursuant to our 2008 Director's Compensation Plan (the "DCP"), which operates as a sub-plan of the Amended and Restated 2007 Equity Incentive Plan (the 2007 Plan"), non-employee directors may elect to take some or their entire annual retainer in the form of cash, shares of Common Stock or deferred rights to receive Common Stock upon termination as a director. Employee directors receive no additional or special remuneration for their service as directors.

Set forth below are the amounts received by directors for their service as committee chair or Chairman of the Board of Directors:

2016
Audit Committee Chair	$30,000
Compensation Committee Chair	20,000
Finance Committee Chair	15,000
Governance Committee Chair	15,000
Chairman of the Board of Directors	150,000

Except for the foregoing, directors do not receive any additional or special cash remuneration for their service on any of the committees established by the Board of Directors. We reimburse directors for travel and lodging expenses, if any, incurred in connection with attendance at Board of Directors' meetings.

Equity Award

Non-employee directors receive an annual equity award. Since fiscal 2007, the equity award has been exclusively in the form of restricted stock. The "targeted value" for the annual non-employee director equity award is established each year by the Board of Directors following discussions with Mercer and has been set at $250,000 since fiscal 2015. The number of restricted shares awarded to each non-employee director is determined by dividing the applicable targeted value by the Fair Market Value of a share of our Common Stock, as defined under our equity plans. For purposes of our equity plans, "Fair Market Value" is the closing price of our Common Stock on the last market-trading day prior to the date of grant. The restrictions on the shares awarded in fiscal 2016 lapse for 100% of such shares on the first anniversary of the date of grant (the "Vesting Period"). Notwithstanding the foregoing, the restrictions will lapse for 100% of such shares in the event a director either reaches the mandatory retirement age or retires from the Board of Directors during the Vesting Period having achieved a minimum of three years of service with the Board of Directors prior to the effective date of his or her retirement.

As part of our commitment to sound corporate governance practices, at the Annual Meeting we are seeking shareholder approval of an amendment to our 2007 Plan, to set a limit of $750,000 on the value of shares that may be granted to any non-employee director in a single fiscal year. See Proposal 2 for additional information related to our 2007 Plan.

Fiscal 2016 Director Compensation

The following table details the total compensation earned by our non-employee directors in fiscal 2016.

Name	Fees Earned or Paid in Cash	Stock Awards(1)	Total
Robert L. Bailey	$100,000	$250,011	$350,011
Richard M. Beyer	100,000	250,011	350,011
Patrick J. Byrne	100,000	250,011	350,011
D. Warren A. East(2)	40,591	250,011	290,602
Mercedes Johnson	143,185	250,011	393,196
Lawrence N. Mondry	135,000	250,011	385,011
Robert E. Switz	250,000	250,011	500,011

(1)
On October 14, 2015, each director who was not an employee was granted 13,752 shares of restricted stock with a grant date fair value of $250,011 ($18.18 per share). The shares received by Mr. East were forfeited upon his resignation from the Board of Directors as the restrictions related to the shares had not lapsed. For information on the restrictions associated with these awards, see "Elements of Director Compensation – Equity Award" above. Any dividends payable with respect to our Common Stock will be payable with respect to all awards of restricted stock. As of September 1, 2016, each serving non-employee director held 13,752 shares of restricted stock.

(2)	Mr. East served as a member of our Board of Directors through January 27, 2016.

Stock Ownership Guidelines

We have established stock ownership guidelines for our directors. The minimum ownership guideline for directors is to hold shares with a value equal to five times their $100,000 annual retainer. The minimum ownership guideline for our CEO is to hold shares with a value equal to five times his base salary. Directors are given five years to meet the ownership guidelines. The Governance Committee reviews the Ownership Guidelines annually and monitors each persons progress toward, and continued compliance with, the guidelines. In October 2016, the Governance Committee increased the stock ownership requirement for directors from four times the amount of the annual retainer to five times. Stock sales restrictions may be imposed upon directors if the stock ownership guidelines are not met. All our directors are in compliance with the guidelines.

The following table shows non-employee director compliance with the guidelines as of the Record Date (November 21, 2016):

Director	Guideline Multiplier	Guideline Amount	Compliance with Guideline
Robert L. Bailey	5	$500,000
Richard M. Beyer	5	500,000
Patrick J. Byrne	5	500,000
Mercedes Johnson	5	500,000
Lawrence N. Mondry	5	500,000
Robert E. Switz	5	500,000

Please refer to page 24 for information on the stock ownership guidelines for our Named Executive Offices, including Mr. Durcan.

PRINCIPAL SHAREHOLDERS

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth security beneficial ownership information of our Common Stock as of the Record Date (November 21, 2016), based on the most current information provided to us by the beneficial owners, available to us from our own records or provided in SEC filings made by the beneficial owners, for (i) persons known by us to own beneficially more than 5% of our Common Stock, (ii) each director, (iii) each Named Executive Officer listed in the "Summary Compensation Table" set forth herein and (iv) all directors and executive officers as a group:

Name of Beneficial Owner	Number of Shares Owned(1)	Right to Acquire(2)	Total Beneficial Ownership	Percent of Class(3)
Robert L. Bailey			—
Richard M. Beyer			—
Patrick J. Byrne			—
Scott J. DeBoer			—
D. Mark Durcan(4)			—
Mercedes Johnson			—
Ernest E. Maddock			—
Lawrence N. Mondry			—
Brian M. Shirley			—
Robert E. Switz			—
Steven L. Thorsen, Jr.			—
Mark W. Adams			—
All directors and executive officers as a group (14 persons)			—	—%

*	Represents less than 1% of shares outstanding

(1)	Excludes shares that may be acquired through the exercise of outstanding stock options.

(2)	Represents shares that an individual has a right to acquire within 60 days of the Record Date.

(3)	For purposes of calculating the Percent of Class, shares that the person or entity had a Right to Acquire are deemed to be outstanding when calculating the Percent of Class of such person or entity.

(4)	Includes _____ shares beneficially owned by C&E Partners L.P. and _____ shares beneficially owned by Mr. Durcan's spouse.

EXECUTIVE COMPENSATION AND RELATED INFORMATION

COMPENSATION DISCUSSION AND ANALYSIS

This Compensation Discussion and Analysis presents material information helpful or necessary to understand the objectives and policies of our compensation program for executive officers and the compensation reported in the tables that follow. This discussion focuses on the compensation awarded to, earned by, and paid to the following individuals:

•	Scott J. DeBoer, our Vice President, Technology Development;

•	D. Mark Durcan, our Chief Executive Officer;

•	Ernest E. Maddock, our Chief Financial Officer and Vice President, Finance;

•	Brian M. Shirley, our Vice President, Memory Solutions; and

•	Steven L. Thorsen, Jr., our Vice President, Worldwide Sales.

In addition, we have included information related to Mark W. Adams, who served as our President for a portion of fiscal 2016 until his resignation effective February 1, 2016.

Throughout this discussion, the foregoing individuals who are also named in the "Fiscal 2016 Summary Compensation Table," are referred to as our "Named Executive Officers" and the Compensation Committee of the Board of Directors is referred to as the "Committee."

Executive Summary

Fiscal 2016 Highlights

•	We generated $12.4 billion in revenue and $3.2 billion in operating cash flow.

•
We entered into agreements to acquire the remaining 67% interest in our Inotera Memories, Inc. joint venture for approximately $4.1 billion. We expect the Inotera acquisition to close on December 6, 2016.

•	We began production of 3D XPoint memory products and continue to work on enabling the technology in the market.

•	In the third quarter of fiscal 2016, we achieved 20nm DRAM crossover; i.e., 20nm DRAM represented a majority of our DRAM bit output.

•
We continued our ramp of 3D NAND, and at the end of fiscal 2016, we were ahead of our original ramp schedule and now expect 3D NAND bit output to exceed 2D NAND bit output in the first quarter of fiscal 2017.

•	We completed key mobile customer qualifications on 20nm DRAM and 3D NAND.

•	We implemented a Company-wide restructuring plan, which we believe will save more than $300 million in fiscal 2017 as compared to our previously planned spending levels.

Total Shareholder Return ("TSR")

The following chart shows our relative TSR data as compared to the median of our Compensation Peer Group.

Total Shareholder Return
200%
150%
100%
50%
0%
25%
5%
30%
23%
121%
190%
1-Year (%)
3-Year (%)
5-Year (%)
Peer Group
Micron

The information presented is based on closing prices on or nearest September 1 for each period presented above and represents annualized rates of return reflecting price appreciation plus reinvestment of dividends and the compounding effect of dividends paid, if any, on reinvested dividends. This table does not include our peer, Broadcom Corporation, as it merged with Avago Technologies in 2016.

Objective of our Executive Compensation Program

Our primary long-term corporate objective is to create superior value for our shareholders. The objective of the executive compensation program is to attract, motivate, reward, and retain highly qualified executive officers who are able to achieve the corporate objective of superior value for our shareholders. The executive compensation program is designed to provide a foundation of fixed compensation (base salary and time-based restricted shares) and a significant portion of performance-based compensation (short-term and long-term incentive opportunities, such as cash bonuses and performance-based restricted stock units), that align the interests of executives with those of our shareholders. We also use time-based stock options, the value of which is directly tied to stock price performance.

Compensation Highlights

•	CEO Compensation

◦
In fiscal 2016 Mr. Durcan requested a voluntary and temporary pay reduction to align his salary with the Company's expense reduction initiatives. As a result of Mr. Durcan's request, the Compensation Committee reduced his annual base salary by 50% to $525,000 and his long-term incentive opportunity from $8,000,000 to $5,000,000. Mr. Durcan's short-term incentive target percentage did not change.

◦	For fiscal 2016, Mr. Durcan's base salary, short-term incentive target, and long-term incentive opportunity were at or below the market median.

•
In October 2015, the Committee set compensation levels and performance goals for fiscal 2016 based on a review of financial results, projections, individual contributions, strategic objectives, Market Data (as defined below), and market conditions.

◦	As a result of this review, fiscal 2015 compensation levels for our Named Executive Officers were adjusted for fiscal 2016 as follows:

Executive Officer	Base Salary	Short-term Incentive(1)	Long-term Incentive
Scott J. DeBoer	Unchanged	Unchanged	Unchanged
D. Mark Durcan(2)	Decreased	Unchanged	Decreased
Ernest E. Maddock	Unchanged	Unchanged	Increased
Brian M. Shirley	Unchanged	Unchanged	Unchanged
Steven L. Thorsen, Jr.	Unchanged	Unchanged	Unchanged
Mark W. Adams	Unchanged	Unchanged	Increased

(1)	As a percentage of base salary.

(2)	See above for a discussion of Mr. Durcan's compensation.

◦
In light of prevailing market conditions, in May 2016 the Committee suspended the Executive Officer Performance Incentive Plan ("EIP") for fiscal 2016. As a result, while our Named Executive Officers met some of their performance goals in fiscal 2016, no payouts were awarded in fiscal 2016.

◦
Despite the suspension of the EIP, in order to guide the performance of our executive officers and continue to promote our long-term success and shareholder value, the Committee set performance goals for the Company's executive officers. The performance goals were selected due to their correlation to the creation of shareholder value and their alignment with our strategic objectives. For fiscal 2016, our corporate goals were tied to profitability, technology enablement, product qualifications, customer business review scores and manufacturing milestones related to our DRAM and NAND products.

◦	The following pay mix, based on target amounts, was established for our Named Executive Officers for fiscal 2016:

Pay Mix Percentage of Overall Pay
68%
14%
18%
79%
13%
8%
70%
15%
15%
72%
14%
14%
66%
16%
18%
73%
15%
12%
Deboer
Durcan
Maddock
Shirley
Thorsen
Adams
Base Salary
Short-term Incentive
Long-term Incentive

◦	For our long-term equity incentives, we use a mix of 25% stock options, 45% time-based restricted stock and 30% performance-based restricted stock units.

◦
The metrics for our performance-based restricted stock units include a return on assets ("ROA") metric and a relative total shareholder return ("TSR") metric, both with a three-year measurement period. We believe a three-year period better measures our performance because of the volatility in our business and stock price.

Corporate Governance and Compensation Practices Highlights

•	The EIP is performance-based and we have no history of changing performance metrics mid-cycle.

•
We offer limited perquisites to our Named Executive Officers and we do not offer any special retirement benefits for our Named Executive Officers other than participation in our retirement plans on the same basis as other employees.

•	We do not have agreements with our officers that provide tax gross-up protection for change in control excise taxes.

•	Our equity incentive plans prohibit repricing of options or stock appreciation rights ("SARs") (directly or indirectly) without prior shareholder approval.

•	Our equity incentive plans were amended in August 2016 to replace "single-trigger" vesting provisions with "double-trigger" vesting provisions in the event of a change in control.

•	Our insider trading policy prohibits our officers and directors from engaging in pledging or hedging activities involving our stock.

•	We have an independent Chairman of the Board of Directors.

•
We have a compensation recoupment ("clawback") policy that provides for recoupment of incentive compensation paid to current and former officers in the event of an accounting restatement due to material noncompliance.

•	Our executive officers and directors were in compliance with our stock ownership guidelines for fiscal 2016.

Consideration of the Fiscal 2015 Advisory Vote on Executive Compensation

At the Fiscal 2015 Annual Meeting of Shareholders on January 28, 2016, in our annual advisory vote on executive compensation, over 93% of the shares voted in support of the compensation of our named executive officers. The Committee appreciates and values the views of our shareholders. In considering the results of the fiscal 2015 advisory vote on executive compensation, the Committee concluded that the compensation paid to our executive officers and our overall executive pay practices have strong shareholder support and have been effective in implementing our stated compensation philosophy and objectives. The Committee recognizes that executive pay practices and notions of sound governance principles continue to evolve. Consequently, the Committee intends to continue to seek the advice and counsel of its compensation advisors. Our shareholders may communicate any concerns or opinions on executive pay directly to the Committee or the Board of Directors. Please refer to "Executive Sessions and Communications with the Board of Directors" on page 8 for information about communicating with the Board of Directors.

Oversight of the Executive Compensation Program

Our executive compensation program is administered by the Committee. The Committee assists the Board of Directors in discharging its responsibilities with respect to the compensation of our officers. The Committee has direct responsibility to review and approve corporate goals and objectives used to determine the CEO's compensation, evaluate his performance in light of such goals and objectives, and determine and approve his compensation level based on that evaluation. The Committee also reviews the evaluation process and compensation structure for our Named Executive Officers and approves their compensation.

The Committee annually engages an outside compensation consultant, currently Mercer. The Committee also works closely with our CEO with respect to the determination of compensation of other officers. A more complete description of the Committee's responsibilities is provided in the Committee's Charter approved by the Board of Directors, which can be found on our website, www.micron.com. A more complete description of the role of the CEO and Mercer in the compensation process is described later in this Compensation Discussion and Analysis. Additional information regarding Mercer, the specific activities that Mercer undertakes for us and related fees can be found under "Corporate Governance – Compensation Consultant" on page 6.

Guiding Principles

We believe we have the best opportunity to attract, motivate, reward and retain qualified individuals, and thus meet our overall objective of increasing shareholder value, by offering a compensation package that is "reasonable" and "competitive"

with what our executives could otherwise obtain in the market, and especially from companies within our Compensation Peer Group. Our Compensation Peer Group consists of companies that we believe are especially likely to be our competitors for executive talent and is discussed further in "Market Data Defined" below. What is "reasonable" and "competitive" is gauged against the Market Data and reviewed by the Committee for each of the primary elements of compensation.

Reasonable

As an indication of reasonableness, the Committee typically targets the Market Data median. We believe it is important to retain flexibility in determining the compensation of our officers and, when appropriate, to deviate from the Market Data median due to factors such as:

•
differences in position and level of responsibility among officers, both in absolute terms and relative to our other officers and as compared to similarly situated officers within the Compensation Peer Group,

•	past and anticipated contributions,

•	technical expertise,

•	Company performance,

•	applicable business unit performance, and

•	length of service and/or experience both in absolute terms and relative to our other officers and as compared to officers within the Compensation Peer Group.

The semiconductor industry is highly volatile and Market Data, which is a compilation of data from many companies, may change dramatically from year to year. Market Data can change as compensation practices change, executives retire or are replaced with less experienced and lower-paid executives, goals are achieved or not achieved resulting in varying payouts, participants in proprietary surveys change, and the completeness or accuracy of compensation data improves or deteriorates. Accordingly, what may have been the "median" or within a reasonable range of competitiveness in one year, may be higher or lower for the next. For this reason, even though the Committee manages compensation in accordance with such guiding principles, officer compensation may vary, above or below the median, or a range from the median, year over year.

Competitive

Given our experience, as well as advice we have received from Mercer, we believe a competitive compensation package will consider and measure compensation practices for executive positions with respect to three primary elements of compensation:

•	base compensation (salary),

•	short-term incentive compensation (cash bonus programs), and

•	long-term incentive compensation (stock options, time-based restricted stock and performance-based restricted stock units).

We do not require that a particular element comprise a set portion of the total compensation mix. We do believe, however, that a significant portion of the compensation should be variable (such as performance-based incentives) as compared to fixed (such as base salary and time-based restricted shares) and that such variable compensation aligns executives' interests with those of our shareholders. Additionally, although the Committee reviews total direct compensation (which is the sum of base salary, short-term incentive and long-term incentive compensation) for each of our Named Executive Officers, it does not have a fixed objective with respect to such total direct compensation. For fiscal 2016, the total direct compensation approved by the Committee was below the 75th percentile of Market Data values for Messrs. Adams and DeBoer, below the 50th percentile of Market Data values for Messrs. Maddock, Shirley and Thorsen and below the 25th percentile of Market Data values for Mr. Durcan.

Compensation-setting Process and the Determination of Compensation Levels

The Committee reviews the compensation of our executive officers on an annual basis and sets compensation levels at the beginning of each fiscal year. As part of this process, the Committee reviews our financial results for the year just ended, projections for future periods, our strategic business plan and the Market Data provided by Mercer. The Committee also works with our CEO to establish performance goals that further our strategic objectives.

Mercer reviews the most recent available data and identifies the Market Data values for the 25th, 50th (i.e. median) and 75th percentile with respect to each position or rank. Mercer compares our compensation data, both as to elements and amounts to be paid or potential value to be delivered, with that of the Market Data and reports its findings to the CEO and the Committee. Our CEO works with Mercer by providing our financial data with respect to the most-recently completed fiscal year. The CEO also reviews projected financial results for the current fiscal year and our strategic business plan. The CEO makes suggestions as to base salary, recommends a potential set of company-wide and/or business unit metrics and targets for the current fiscal year with respect to short-term incentives and offers suggestions as to long-term incentive compensation for the executive officers other than himself. He makes no recommendations as to his own level of compensation. The Committee reviews the Market Data, discusses the Market Data with the CEO and with Mercer, discusses individual officer performance based on input from the CEO and, without the CEO present, discusses the CEO's own performance for the most-recently completed fiscal year and anticipated performance for the current year. The Committee uses the Market Data and the deliberations to determine whether our compensation is competitive and reasonable as described above and whether, and to what extent, the Committee believes it would be appropriate to deviate from the Market Data and competitive practices. Following this deliberation, the Committee exercises its business judgment to certify the payment of compensation based on the financial results for the most-recently completed fiscal year, and approves the compensation for the current fiscal year, including the metrics and targets for the current year.

Components of the Executive Compensation Program

Fiscal 2016 base salaries

The purpose of a competitive base salary is to compensate executives for performing their day-to-day job responsibilities. Base salaries are generally targeted to approximate the Market Data median but may be above or below depending upon an executive's contributions, experience, performance and length of service. At the completion of fiscal 2015, the Market Data showed that the base salaries of our Named Executive Officers were below the 50th percentile for their positions or ranks. At Mr. Durcan's request, the Committee decreased Mr. Durcan's base salary for fiscal 2016 to align his salary with the Company's expense reduction initiatives. The following table shows our Named Executive Officers' fiscal 2016 salaries as compared to the 50th percentile of the Market Data.

Executive Officer	Fiscal 2016 Base Salary	Above (Below) 50th Percentile	Base Salary % Change From Fiscal 2015
Scott J. DeBoer	$470,000	(6)%	—%
D. Mark Durcan	525,000	(56)%	(50)%
Ernest E. Maddock	550,000	(16)%	—%
Brian M. Shirley	630,000	(14)%	—%
Steven L. Thorsen, Jr.	485,000	(2)%	—%
Mark W. Adams	775,000	(9)%	—%

Fiscal 2016 short-term incentive awards

With respect to short-term incentive compensation, we pay for achievement of financial, operational and strategic objectives approved by the Committee at the beginning of each fiscal year. The short-term incentive opportunities are set to be competitive with market practices but actual incentive payouts are commensurate with achievement. Thus, we have adopted a "pay for performance" approach as it relates to short-term incentives.

Historically, we provided annual short-term incentive cash awards to our executive officers pursuant to the EIP. The EIP was last approved by our shareholders in January 2015. The purpose of the EIP is to attract, retain and reward qualified executives, who are important to our success, by providing performance-based, incentive cash awards for outstanding performance at the individual, business-unit and/or company-wide level. However, in light of prevailing market conditions, in

May 2016 the Committee suspended the EIP for fiscal 2016. The Committee nonetheless established performance goals for fiscal 2016 in order to help guide the performance of our executive officers and continue to promote our long-term success and shareholder value. Accordingly, the discussion below describes how the EIP would have operated but for its suspension for fiscal 2016.

The short-term incentive "opportunity" ("Target Award") for each officer is stated in terms of a specified percentage of such officer's base salary and is designed to reward participants for the achievement of specified short-term company-wide and/or business unit financial, operational or strategic goals. The Committee believes the pre-determined goals, regardless of whether tied to company-wide or business unit performance, promote our long-term success and shareholder value.

The Committee established the following goals for fiscal 2016:

•	Profitability – achieving targeted levels of net income,

•	Technology Enablement – executing on DRAM & NAND technology road maps,

•	Product Qualifications – achieving targeted product milestones,

•	Customer Review – achieving customer feedback targets,

•	20nm DRAM – achieving manufacturing targets, and

•	3D NAND – achieving manufacturing targets.

The target incentive amounts payable under the EIP for achievement of the fiscal 2016 goals are shown in the columns "Estimated Future Payouts under Non-Equity Incentive Plan Awards" of the "Grants of Plan-Based Awards in Fiscal 2016" table. All goals were established with threshold (50%), target (100%) and maximum (200%) payout levels, with the threshold, target and maximum payouts requiring a significant level of execution and effort and no assurance of goal achievement.

The Target Awards established for fiscal 2016 for our Named Executive Officers were measured against the Market Data median. However, opportunities are not necessarily limited to the Market Data median, but are considered within the factors described under the section labeled "Reasonable" above. For fiscal 2016, the following Target Awards were established, and were unchanged from fiscal 2015:

Executive Officer	% of Base Salary
Scott J. DeBoer	80%
D. Mark Durcan	150%
Ernest E. Maddock	100%
Brian M. Shirley	100%
Steven L. Thorsen, Jr.	90%
Mark W. Adams	130%

The following table shows the Target Award weightings and levels of achievement of the EIP goals for our Named Executive Officers. The weightings reflect each Named Executive Officer's responsibilities and ability to affect the attainment of the goal.

EIP Weightings (as Percentage of Target Incentive)

Goals	Weighting	% of Target Achieved
Profitability	50%	—%
Technology Enablement	10%	50%
Product Qualifications	10%	200%
Customer Review	10%	—%
20nm DRAM	10%	—%
3D NAND	10%	—%
Overall weighted-average achievement		25%

The levels of achievement were reviewed by the Committee based on fiscal 2016 results. As a result of the suspension of the EIP, no fiscal 2016 bonuses were paid under the EIP to our Named Executive Officers. Had the EIP not been suspended for fiscal 2016, the Named Executive Officers would have received bonuses in the following amounts:

Executive Officer	% of Target Achieved	Bonus Amount	Bonus Paid
Scott J. DeBoer	25%	$94,000	$0
D. Mark Durcan	25%	196,875	0
Ernest E. Maddock	25%	137,500	0
Brian M. Shirley	25%	157,500	0
Steven L. Thorsen, Jr.	25%	109,125	0
Mark W. Adams	25%	251,875	0

The EIP calls for certain performance goals to be modified with respect to major corporate transactions if permitted by Section 162(m) of the Internal Revenue Code of 1986, as amended from time to time (the "Code"). These events are more fully described in the EIP. Additionally, the Committee has the discretion to modify performance goals with respect to Target Awards that are not intended to satisfy Section 162(m) if the Committee determines that due to changes in our business, operations, corporate or capital structure, the existing performance goals are rendered unsuitable for a given performance period. Upon the occurrence of a "change in control" (as defined in the EIP), performance periods are deemed to have ended and the Committee will determine whether performance goals were achieved. Finally, the Committee always retains the ability to exercise "negative discretion" and reduce an amount otherwise earned pursuant to the EIP.

Fiscal 2016 long-term equity incentives

We believe long-term incentive compensation should be tied to our success and increase in shareholder value. Accordingly, stock options and performance-based restricted stock unit awards are significant components of our executive compensation program. We believe these types of awards are especially aligned with shareholders' interests as their value is dependent upon stock price performance or the achievement of certain milestones. To ensure our long-term incentive program helps retain executives, we also grant time-based restricted stock awards. The Committee reviews peer data related to mix and works with Mercer to determine the allocation and type of performance- and time-based awards to grant each fiscal year. In setting fiscal 2016 compensation, the Committee did not change the mix of long-term equity incentives for each of our Named Executive Officers from the 25% stock options, 45% time-based restricted stock and 30% performance-based restricted stock unit mix established last year.

With respect to time-based restricted stock awards for fiscal 2016, restrictions lapse as to one-fourth of the shares on each anniversary of the grant date. With respect to stock option awards for fiscal 2016, one-fourth of the shares vest on each anniversary of the grant date. With respect to the performance-based restricted stock unit awards for fiscal 2016, our Named Executive Officers received awards related to two different performance goals; half of the performance shares are tied to achieving a specified ROA over a three fiscal year period and the other half are tied to achieving a specified level of TSR relative to the S&P 500 over a three fiscal year period (the three fiscal year period for both the ROA and relative TSR goal is referred to herein as the "Share Performance Period"). The number of shares that will be received at the end of the Share Performance Period varies between 0% and 200% of the targeted share amount and is dependent upon the level of achievement. All threshold, target and maximum amounts require significant execution and effort with no assurance of achievement guaranteed. In the absence of at least the threshold ROA or relative TSR amount being achieved, the restrictions will not lapse and the shares will be forfeited.

In determining the amount of the long-term equity incentive awards for our Named Executive Officers, the Committee reviewed the Market Data and information provided by Mr. Durcan related to the other officer's performance and his recommendation as to the amount of their awards. For fiscal 2016, the long-term equity incentive awards approved by the Committee for Mr. Durcan was below the 25th percentile of the Market Data for his position or rank. Messrs. Shirley and Thorsen were below the 50th percentile of the Market Data for their position or rank. Messrs. DeBoer, Maddock and Adams were between the 50th and 75th percentile. For information on Mr. Durcan's long-term equity incentive, please see the discussion below on CEO compensation.

We have not and do not plan to time the granting of long-term incentive awards (or the payment of any other compensation) with the release of material, non-public information. Historically, long-term incentive awards have been made in the first quarter of the fiscal year with the exact grant date corresponding with the date of the meeting of the Committee. Historically, long-term incentive grants to the Named Executive Officers are approved by the Committee on the same day as the grants to other executive officers and the exercise price of stock options is equal to the fair market value of our Common Stock as defined by the equity plan pursuant to which the award is granted. For purposes of our equity plans, fair market value is defined as the closing price as quoted on NASDAQ for the last market-trading day prior to the date of grant.

Other fiscal 2016 employee benefits

We provide a competitive level of time off, health, life, disability, and retirement benefits to substantially all employees. The Named Executive Officers participate in the same plans as our other employees. Executive perquisites, which for us are minor in scope and amount, are not considered to be material elements of compensation.

CEO Compensation

The following charts show 1-year relative TSR data and CEO compensation for us and our Compensation Peer Group. The information presented in the chart below is based on closing prices on September 1, 2015 and September 1, 2016 and represents the rates of return reflecting price appreciation plus reinvestment of any dividends and the compounding effect of any dividends paid on reinvested dividends. This table does not include our peer, Broadcom Corporation, as it merged with Avago Technologies in 2016.

1-Year TSR for 2016 – Ranked Peer Comparison
100%
75%
50%
25%
0%
-25%
-50%
Peer Group
Micron
50th Percentile

CEO pay information presented represents peer compensation data via proxies presented to the Committee in October 2015. The 50th percentile presented in the chart represent total target direct compensation (the sum of base salary, short-term incentive and long-term incentive compensation). This data was considered by the Committee in their decision when reviewing Mr. Durcan’s total target direct compensation for fiscal 2016. The table below does not include our peer, Broadcom Corporation, nor does it include Danaher, where the total direct compensation was not available for the Committee's review.

2015 CEO Pay – Ranked Peer Comparison
$20,000,000
$15,000,000
$10,000,000
$5,000,000
$0
Micron
Peer Group
50th Percentile

Mr. Durcan's compensation is comprised of the following elements:

Base Salary

At Mr. Durcan's request, Mr. Durcan's base salary for fiscal 2016 was decreased from $1,050,000 to $525,000. Market Data showed that Mr. Durcan's reduced base salary as CEO was approximately 56% below the median.

Short-Term Incentive

Mr. Durcan's short-term incentive target remained at 150% of his base salary for fiscal 2016. Market Data showed that a short-term incentive of 150% of base salary was the median for CEOs. Based on his salary, the dollar amount of Mr. Durcan's short-term incentive Target Award as CEO was approximately 56% below the median. Mr. Durcan did not receive a bonus in fiscal 2016 as a result of the suspension of the EIP.

Long-Term Equity Incentive

Mr. Durcan's long-term equity incentive opportunity for fiscal 2016 was decreased from $8,000,000 to $5,000,000. Mr. Durcan's long-term equity incentive opportunity, based on value, was approximately 43% below the market median in fiscal 2016.

Mr. Durcan's long-term incentive was comprised of 25% options, 45% time-based restricted shares and 30% performance-based restricted shares. The following table sets forth the elements and aggregate amounts of Mr. Durcan's long-term incentive award for fiscal 2016:

Award Type	Number of Options/Shares(1)	Grant Date Fair Value(1)
Options	155,268	$1,250,003
Time-based Restricted Stock	123,762	2,249,993
Performance-based Restricted Stock Units	72,793	1,499,995
	351,823	$4,999,991

(1)
Information related to Mr. Durcan's long-term incentive award is also included in the "Grants of Plan-Based Awards in Fiscal 2016" table. The stock options are listed in the column "Option Awards: Number of Securities Underlying Options," the time-based share amounts are listed in the column "Stock Awards: Number of Shares of Stock or Units," and the performance-based share amounts are listed in the column "Estimated Future Payouts under Equity Incentive Plan Awards Target." The values included in those tables reflect the grant-date fair value under ASC 718.

Severance and Change in Control Arrangements

Severance Agreements

Each of our Named Executive Officers has a similar severance agreement in place (the "Severance Agreements"). We believe severance agreements for certain of our officers are in the best interests of us and our shareholders. The Severance Agreements help us attract and retain qualified executive talent, promote candid discussion among our officers, help provide for a smooth transition when there is a change in management, provide the officer with benefits in consideration of a promise not to compete with us after termination of employment, and release us, and our officers, directors, employees and agents from any and all claims.

The Severance Agreements provide for severance payments upon termination of employment for any reason, including death and voluntary or involuntary termination. The Severance Agreements provide for a "Transition Period," which begins upon a "separation of service" as defined in Section 409A of the Code, regardless of when a termination of employment or loss of officer status occurs, and ends after a period of one year.

Provided an officer complies with post-employment obligations and restrictions described below and all other terms of the Severance Agreement, the officer is entitled to receive compensation during the Transition Period equivalent to the compensation and benefits customarily provided to such officer while employed including, but not limited to, salary, executive bonus, and continued vesting of any granted stock options and restricted shares. With respect to cash and equity awards that are performance-based, the officer is entitled to receive such awards only if the goals are achieved before or during the applicable Transition Period. Such terminated officers are not entitled to receive any new awards under our equity plans or the EIP or to the payment of any compensation that would be deferred past the Transition Period due to payment criteria of an incentive program, as those criteria exist as of the Termination Date.

Terminated officers are subject to the following obligations and restrictions:

•	a one-year non-competition obligation,

•	confidentiality obligations related to our proprietary and confidential information that last indefinitely,

•
a non-disparagement and confidentiality obligation surrounding the reasons for, and circumstances of, the officer's termination of employment or change in officer status that lasts indefinitely. However, we may disclose such information if we determine, in our sole discretion, it is either required by law to be disclosed or necessary to be disclosed to serve a valid business purpose, and

•	non-solicitation and non-interference provisions relating to our employees and business partners that last at least one year.

Upon receipt of all benefits under the Severance Agreement, we and the officer are considered to have settled, waived, and voluntarily released any and all claims each has or may have against the other, inclusive of any of our affiliates, officers, directors, employees or agents, both individually and in their official capacities, which claims are accruing prior to the end of the Transition Period.

Estimated Severance Payments

See "Severance Agreements" on page 32 for a description of the (1) estimated severance amounts as of the end of fiscal 2016 for Messrs. DeBoer, Durcan, Maddock, Shirley and Thorsen, and (2) estimated severance amounts for Mr. Adams, based on his separation from service on February 1, 2016.

Change in Control Arrangements

We do not have separate change in control agreements for our executive officers and directors. The Severance Agreements referenced above provide for transitional benefits in the event of termination of employment, including following a change in control. In addition, under the terms of our EIP and our equity compensation plans, awards may be substituted, assumed or accelerated upon a change in control, depending upon the circumstances. In August 2016 the Committee amended our equity plans to replace "single-trigger" vesting provisions with "double-trigger" vesting provisions in the event of a change in control. As a result, if awards granted after August 25, 2016, are assumed by a successor in connection with a change in control, such awards will not automatically vest and pay out solely as a result of the change in control. Instead, such awards will only vest if within one year after the effective date of the change in control, the participant’s employment is terminated without cause or, in the case of certain participants including our Named Executive Officers, if the participant resigns for good reason. The compensation that executive officers could receive if a change of control occurs is intended to allow them to evaluate objectively whether a potential change in control is in the best interest of us and our shareholders. Estimated value that the Named Executive Officers could receive from our change in control provisions can be found in "Change in Control" on page 33.

Consideration of Tax Consequences when Making Compensation Decisions

Section 162(m) of the Code generally disallows a tax deduction to public companies for compensation over $1,000,000 paid to certain of our Named Executive Officers. Qualifying performance-based compensation is not subject to the deduction limit if certain requirements are met. The key components of our long-term incentives in the form of stock option grants and performance-based restricted stock unit awards are designed to comply with the statute. Awards under the EIP also are generally designed to comply with the statute. A number of requirements must be met for particular compensation to so qualify, however, so there can be no assurance that such compensation will be fully deductible under all circumstances. Although the Committee believes it is important to preserve the deductibility of compensation under Section 162(m) whenever practicable, it reserves the right to grant or approve compensation or awards that may be non-deductible when it believes such compensation or awards are in our and our shareholders' best interests.

"Market Data" Defined

Compensation data is gathered by Mercer from proxy statements of the Compensation Peer Group and from published compensation surveys. The relevant survey and Compensation Peer Group data for fiscal 2016, each as discussed below, were weighted equally by the Committee and are collectively referred to throughout this discussion as the "Market Data."

Compensation Peer Group Data

Data is gathered from proxy statements and other documents that are filed with the SEC to develop the Compensation Peer Group data.

Mercer works with the Committee and our management team, including our CEO, to identify peer companies for compensation comparison purposes. The peer companies are primarily selected based on their industry, degree of business match (i.e., semiconductor or electronics manufacturing), and comparability of revenue size. All the peer companies have a Global Industry Classification Standard economic sector classification of Information Technology and an industry classification related to semiconductor or other electronic equipment. The companies selected generally fall within a revenue range of approximately 50% to 200% of the size of Micron and have a high degree of business match. We believe our custom peer group is comprised of companies that are likely to be our competitors for executive talent.

Each year the Committee reevaluates the composition of our Compensation Peer Group to ensure that it reflects industry or economic changes that may have occurred during the fiscal year, such as changes in business strategies, operations, revenues, product lines or availability of information. For fiscal 2016, the composition of our Compensation Peer Group changed with the removal of Agilent Technologies, Inc., Motorola Solutions, Inc., and Symantec Corporation and the addition of Danaher Corp., Eaton Corp., and TE Connectivity Ltd, and is comprised of:

Applied Materials, Inc.	Jabil Circuit, Inc.
Broadcom Corporation	Medtronic Inc.
Corning Incorporated	QUALCOMM Incorporated
Danaher Corporation	Seagate Technology Plc.
Eaton Corporation, Plc.	TE Connectivity Ltd.
EMC Corporation	Texas Instruments Incorporated
Emerson Electric Co.	Thermo Fisher Scientific Inc.
Flextronics International	Western Digital Corp.

These companies are referred to in the compensation discussion and analysis as the "Compensation Peer Group."

When collecting and assessing market compensation data we collect data based on job descriptions first. This permits the Committee to "match" positions held by our executives with those of other companies and, as described more fully below, deviate from benchmarked data based on the factors described earlier. If we are not able to match positions to a reasonable number of companies within the Compensation Peer Group, we look to the rank of the person involved and match ranks, e.g., our highest paid officer is ranked to the highest paid officer at each company within the Compensation Peer Group.

Survey Data

Survey data may vary from year to year. For fiscal 2016, Mercer used the Radford Global Technology Survey and Towers Watson CDB High-Tech Executive Compensation Survey as well as information obtained from public filings by the Compensation Peer Group. We believe these surveys are particularly relevant for high-technology companies given the high level of participation by such companies in the survey.

Stock Ownership Guidelines

We have established stock ownership guidelines for our executive officers. The Committee believes that officers will more effectively manage a company in the best interests of the shareholders if they are also shareholders. The minimum ownership guideline for our CEO is to hold shares with a value equal to five times his base salary. Messrs. DeBoer, Maddock, Shirley, and Thorsen are required to hold shares with a value equal to three times their base salary. Executive officers are given five years to meet the ownership guidelines. The Governance Committee reviews the Ownership Guidelines annually and monitors each covered executive's progress toward, and continued compliance with, the guidelines. Stock sales restrictions may be imposed upon executive officers if the stock ownership guidelines are not met. All our executive officers are in compliance with the guidelines.

The following table shows compliance with the guidelines as of the Record Date (November 21, 2016):

Executive Officer(1)	Guideline Multiplier	Guideline Amount(2)	Compliance with Guideline
Scott J. DeBoer	3	$1,410,000
D. Mark Durcan	5	5,250,000
Ernest E. Maddock	3	1,860,000
Brian M. Shirley	3	1,890,000
Steven L. Thorsen, Jr.	3	1,455,000

(1) This guideline no longer applies to Mr. Adams.

(2)	Based on current salary amounts as of the record date.

Please see page 10 for information on stock ownership guidelines for our directors.

COMPENSATION COMMITTEE REPORT

The Compensation Committee has reviewed and discussed with management the disclosures contained in the Compensation Discussion and Analysis section of this Proxy Statement. Based upon this review and our discussions, the Compensation Committee has recommended to our Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement.

The Compensation Committee
Richard M. Beyer
Patrick J. Byrne
Lawrence N. Mondry

Compensation Committee Interlocks and Insider Participation

No member of the Compensation Committee (Messrs. Beyer, Byrne and Mondry) is or has been one of our officers or employees or an officer or employee of any of our subsidiaries. During fiscal 2016, none of our executive officers served on the compensation committee (or equivalent) or the board of directors of another entity whose executive officer(s) served on our Compensation Committee or Board of Directors.

FISCAL 2016 SUMMARY COMPENSATION TABLE

The following table details the total compensation earned by our Named Executive Officers in fiscal 2016, 2015 and 2014.

Name and Principal Position	Year	Salary(1)	Bonus(2)	Stock Awards(3)	Option Awards(3)	Non-Equity Incentive Plan Compensation(4)	All Other Compensation(5)	Total
Scott J. DeBoer	2016	$470,000	$—	$1,322,985	$440,996	$—	$14,250	$2,248,231
Vice President, Technology	2015	474,154	—	1,324,286	440,089	75,200	13,250	2,326,979
Development
D. Mark Durcan	2016	587,596	—	3,749,988	1,250,003	—	14,250	5,601,837
CEO (Principal Executive	2015	1,062,308	—	6,006,740	2,000,523	315,000	13,250	9,397,821
Officer)	2014	1,005,289	—	6,167,388	1,833,340	2,447,654	25,437	11,479,108
Ernest E. Maddock	2016	550,000	—	1,949,981	686,347	—	59,188	3,245,516
Chief Financial Officer	2015	145,966	100,000	901,401	1,063,652	28,167	16,333	2,255,519
and Vice President, Finance
(Principal Financial Officer)
Brian M. Shirley	2016	630,000	—	2,440,513	813,498	—	13,250	3,897,261
Vice President, Memory	2015	635,077	—	2,441,520	812,672	126,000	13,250	4,028,519
Solutions	2014	581,708	—	2,436,480	813,414	955,182	13,698	4,800,482
Steven L. Thorsen, Jr.	2016	485,000	—	1,322,985	440,996	—	—	2,248,981
Vice President,	2015	492,462	—	1,324,286	440,089	87,300	—	2,344,137
Worldwide Sales	2014	471,596	—	1,319,760	440,288	694,895	565	2,927,104
Mark W. Adams	2016	318,942	—	3,674,989	1,224,997	—	922,264	6,141,192
Former President	2015	783,077	—	3,376,142	1,125,538	201,500	13,250	5,499,507
	2014	726,346	—	3,180,960	1,059,677	1,552,171	13,873	6,533,027

(1)
In fiscal 2016, Mr. Durcan requested a voluntary and temporary pay reduction to align his salary with the Company's expense reduction initiatives. As a result of Mr. Durcan's request, the Compensation Committee reduced his annual base salary by 50% to $525,000. Fiscal 2016 amount for Mr. Adams represents salary earned up to his resignation from the Company in February 2016.

(2)	Mr. Maddock received a cash signing bonus upon joining the Company.

(3)
Assumptions used in determining the grant-date fair values of option awards are set forth in the "Equity Plans" note to the financial statements included in our annual reports on Form 10-K for fiscal years 2016, 2015 and 2014, which note is incorporated herein by reference. The grant-date fair values for the stock awards are based on the closing price on the last market-trading day prior to the date of grant. The grant date fair value of the performance-based awards granted in fiscal 2016, 2015 and 2014 was computed by multiplying (i) the target number of restricted shares or units awarded to each Named Executive Officer, which was the assumed probable outcome as of the grant date, by (ii) the closing price on the last market-trading day prior to the date of grant. Although the assumed probable outcome as of the grant date was achievement at the target level, the terms of the awards for performance-based restricted stock unit awards granted in 2016 and 2015 also provide for achievement of up to 200% of the target amount ("maximum"), which would have resulted in compensation for stock awards as follows:

Executive Officer	2016	2015
Scott J. DeBoer	$1,587,577	$1,588,924
D. Mark Durcan	4,499,986	7,209,117
Ernest E. Maddock	2,339,979	—
Brian M. Shirley	2,928,610	2,930,525
Steven L. Thorsen, Jr.	1,587,577	1,588,924
Mark W. Adams	4,409,988	4,052,119

(4)
Amounts shown for each of the Named Executive Officers were paid pursuant to the EIP and relate to the achievement of certain performance milestones. The EIP was suspended for fiscal 2016 and despite some performance milestones being met, no bonuses were paid.

(5)
Includes matching contributions paid by us pursuant to our 401(k) plan. For fiscal 2016, $13,250 was contributed for each of Messrs. DeBoer, Durcan, Shirley and Adams, and $21,210 for Mr. Maddock. Mr. Thorsen did not participate in the plan. All Other Compensation for fiscal 2016 also included the following for each of the Named Executive Officers:

•	Amount for each of Messrs. DeBoer and Durcan includes $1,000 in matching contributions paid by us pursuant to our Health Savings Account (HSA).

•
Amount for Mr. Maddock includes $37,978 in expenses related to his use of the Company plane, other travel costs, and communication services. Compensation for personal aircraft usage was determined based on the aggregate incremental cost to the Company, including fuel, crew, landing fees, ramp/parking fees and other variable costs of operating the airplane. Since the Company's aircrafts are primarily used for business travel, fixed costs that do not change based on usage, such as pilots' salaries, depreciation of the aircraft, and the cost of general maintenance, are excluded.

•
Amount for Mr. Adams includes $536,790 in severance benefits pursuant to Mr. Adams Severance Agreement (see the "Potential Payments Upon Termination or Change in Control" table.) At the time of his resignation Mr. Adams also received $372,224 for accumulated unused time-off.

GRANTS OF PLAN-BASED AWARDS IN FISCAL 2016

The table below sets forth the plan-based award grants to our Named Executive Officers in fiscal 2016.

Name	Grant Date	Estimated Future Payouts under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts under Equity Incentive Plan Awards(2)			All Other Stock Awards: Number of Shares of Stock or Units(3)	All Other Option Awards: Number of Securities Underlying Options(4)	Exercise Price of Options(5)	Close Price on Grant Date(5)	Grant Date Fair Value of Stock (or Units) and Options(6)
		Threshold	Target	Max	Threshold	Target	Max
Scott J. DeBoer	10/14/15				12,841	25,681	51,362					$529,192
	10/14/15							43,663				793,793
	10/14/15								54,778	$18.18	$18.82	440,996
		$188,000	$376,000	$752,000
D. Mark Durcan	10/14/15				36,397	72,793	145,586					1,499,995
	10/14/15							123,762				2,249,993
	10/14/15								155,268	18.18	18.82	1,250,003
		393,750	787,500	1,575,000
Ernest E. Maddock	10/14/15				18,926	37,852	75,704					779,989
	10/14/15							64,356				1,169,992
	10/14/15								80,739	18.18	18.82	649,998
	12/11/15	(7)							5,662	14.66	14.04	36,349
		275,000	550,000	1,100,000
Brian M. Shirley	10/14/15				23,687	47,374	94,748					976,205
	10/14/15							80,545				1,464,308
	10/14/15								101,048	18.18	18.82	813,498
		315,000	630,000	1,260,000
Steven L. Thorsen, Jr.	10/14/15				12,841	25,681	51,362					529,192
	10/14/15							43,663				793,793
	10/14/15								54,778	18.18	18.82	440,996
		218,250	436,500	873,000
Mark W. Adams	10/14/15				35,669	71,337	142,674					1,469,991
	10/14/15							121,287				2,204,998
	10/14/15								152,162	18.18	18.82	1,224,997
		503,750	1,007,500	2,015,000

(1)
Represents estimated payouts for fiscal 2016 under the EIP. Payment of bonuses under the EIP is dependent upon meeting specified performance goals. The EIP was suspended in fiscal 2016 and no bonuses were paid. A description of the performance milestones associated with such bonuses is included in the "Compensation Discussion and Analysis."

(2)
Represents restricted stock units awarded in fiscal 2016 under the Amended and Restated 2004 Equity Incentive Plan (the "2004 Plan") with performance-based and market-based restrictions. Information related to the performance-based and market-based restrictions associated with these shares is contained in "Compensation Discussion and Analysis."

(3)
Represents restricted stock awarded in fiscal 2016 under the 2004 Plan with time-based restrictions. Time-based restrictions lapse in four equal installments over a four-year period from the date of the award.

(4)	Represents options awarded in fiscal 2016 under the 2004 Plan. All options vest in equal installments over a four-year period and have a term of eight years.

(5)
Under the 2004 Plan, options are required to have an exercise price equal to the fair market value. Fair market value is defined as the closing price on the last market-trading day prior to the date of grant.

(6)
The value shown is based on the fair value as of the date of grant. Assumptions used in determining the fair values of these option awards are set forth in the "Equity Plans" note to our financial statements included in our annual report on Form

10-K for fiscal 2016. The value shown for performance-based awards is determined based on payout at the target level.

(7)
In December 2015, the Committee was informed that the value of the stock options awarded to Mr. Maddock in June 2015, was $1,063,652 instead of the approved amount of $1,100,000; as a result, in December 2015, Mr. Maddock received an additional award valued at $36,349.

Plan Information

Fiscal 2016 compensatory awards to the Named Executive Officers were made pursuant to the 2004 Plan. The purpose of the 2004 Plan is to promote our success by linking the personal interests of our employees, officers and consultants to those of our shareholders, and by providing participants with an incentive for outstanding performance. Permissible awards under the 2004 Plan include: options, restricted stock, restricted stock units, stock appreciation rights, deferred stock units and dividend equivalent rights. We have issued options, restricted stock and restricted stock units under the 2004 Plan. Options granted under the 2004 Plan have an exercise price equal to the fair market value (as defined by the 2004 Plan) on the date of grant and, since March 2014, a term of eight years. For purposes of share counting, each restricted stock unit or share of restricted stock issued under the 2004 Plan reduces the number of shares available for issuance by two.

Historically, we have provided annual bonuses to our executive officers pursuant to the EIP. As discussed above, the Compensation Committee suspended the EIP for 2016.

Lapsing of Restrictions Associated with Restricted Stock and Restricted Stock Unit Awards

The restrictions associated with the restricted stock and restricted stock units granted to the Named Executive Officers include both time-based restrictions and performance-based restrictions. Time-based restrictions lapse in four equal installments over a four-year period. The restrictions associated with performance-based awards are described below.

Issuance and Vesting of Performance-based Awards

Restricted Stock Units

Our executive officers received awards related to two different performance goals; half of the performance shares are tied to achieving a specified ROA over a three fiscal year period and the other half are tied to achieving a specified level of relative TSR over a three fiscal year period (the three fiscal year period for both the ROA and relative TSR goal is referred to herein as the "Share Performance Period"). The number of shares that will be received at the end of the Share Performance Period varies between 0% and 200% of the targeted share amount and is dependent upon the level of achievement. All threshold, target and maximum amounts require significant execution and effort with no assurance of achievement guaranteed. In the absence of at least the threshold ROA or relative TSR amount being achieved, the restrictions will not lapse and the shares will be forfeited.

Cash Awards

No bonuses were paid to the Named Executive Officers in fiscal 2016 as a result of suspension of EIP regardless of the achievement of certain goals. See the "Components of the Executive Compensation Program" section of the "Compensation Discussion and Analysis."

Stock Option Vesting

Options generally vest in four equal installments over a four-year period from the grant date. Since March 2014, options granted have a term of eight years.

Determination of Stock-based Compensation

The fair values of option awards were estimated as of the dates of grant using the Black-Scholes option valuation model in accordance with ASC 718. The Black-Scholes model requires the input of assumptions, including the expected stock-price volatility and estimated option life. The expected volatilities utilized were based on implied volatilities from traded options on our stock and on historical volatility. The expected lives of options granted were based, in part, on historical experience and on the terms and conditions of the options. The risk-free interest rates utilized were based on the U.S. Treasury yield in effect at each grant date. No dividends were assumed in estimated option values.

OUTSTANDING EQUITY AWARDS AT 2016 FISCAL YEAR-END

The following table provides information with respect to outstanding stock options, restricted stock and restricted stock units held as of September 1, 2016 by our Named Executive Officers.

	Option Awards					Stock Awards
	Number of Securities Underlying Unexercised Options			Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested			Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested(#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested(1)($)
Name	Exercisable (#)	Unexercisable (#)				Number (#)		Market Value(1)($)
Scott J. DeBoer	38,750			$5.16	10/11/2017	16,500	(2)	$274,560	9,200	(3)	$153,088
		31,500	(4)	5.72	10/16/2018	23,500	(5)	391,040	7,400	(6)	123,136
	14,750	29,500	(7)	16.92	10/16/2019	20,700	(8)	344,448	14,554	(9)	242,179
	8,475	25,425	(10)	28.77	10/20/2022	43,663	(11)	726,552	11,127	(12)	185,153
		54,778	(13)	18.18	10/14/2023
D. Mark Durcan	391,000			7.59	10/11/2016	98,250	(2)	1,634,880	41,800	(3)	695,552
	777,000			5.16	10/11/2017	100,000	(5)	1,664,000	33,500	(6)	557,440
	566,250	188,750	(4)	5.72	10/16/2018	5,150	(5)	85,696	41,254	(9)	686,467
	111,000	111,000	(7)	16.92	10/16/2019	93,900	(8)	1,562,496	31,539	(12)	524,809
	6,650	6,650	(7)	30.99	6/12/2022	123,762	(11)	2,059,400
	38,525	115,575	(10)	28.77	10/20/2022
		155,268	(13)	18.18	10/14/2023
Ernest E. Maddock	25,075	75,225	(14)	27.79	6/3/2023	25,425	(15)	423,072	21,452	(9)	356,961
		80,739	(13)	18.18	10/14/2023	64,356	(11)	1,070,884	16,400	(12)	272,896
	1,415	4,247	(14)	14.66	12/11/2023
Brian M. Shirley	129,500			5.16	10/11/2017	32,750	(2)	544,960	17,000	(3)	282,880
	189,000	63,000	(4)	5.72	10/16/2018	43,000	(5)	715,520	13,600	(6)	226,304
	54,500	54,500	(7)	16.92	10/16/2019	38,175	(8)	635,232	26,848	(9)	446,751
	15,650	46,950	(10)	28.77	10/20/2022	80,545	(11)	1,340,269	20,526	(12)	341,553
		101,048	(13)	18.18	10/14/2023
Steven L. Thorsen, Jr.	63,000			5.16	10/11/2017	16,500	(2)	274,560	9,200	(3)	153,088
	94,500	31,500	(4)	5.72	10/16/2018	23,500	(5)	391,040	7,400	(6)	123,136
	29,500	29,500	(7)	16.92	10/16/2019	20,700	(8)	344,448	14,554	(9)	242,179
	8,475	25,425	(10)	28.77	10/20/2022	43,663	(11)	726,552	11,127	(12)	185,153
		54,778	(13)	18.18	10/14/2023
Mark W. Adams(16)		110,000	(4)	5.72	2/3/2017	57,250	(2)	952,640	23,500	(3)	391,040
	35,500	71,000	(7)	16.92	2/3/2017	56,500	(5)	940,160	18,800	(6)	312,832
	21,675	65,025	(10)	28.77	2/3/2017	52,800	(8)	878,592	40,429	(9)	672,739
		152,162	(13)	18.18	2/3/2017	121,287	(11)	2,018,216	30,908	(12)	514,309

(1)	Calculated by multiplying the number of shares of restricted stock or restricted stock units by $16.64, the closing price of our Common Stock on September 1, 2016.

(2)	Restrictions on shares lapse on October 16, 2016.

(3)	Represents the target number of restricted stock units. Performance-based restrictions on stock units lapse upon the achievement of a ROA goal through the fourth quarter of fiscal 2017.

(4)	Options vest on October 16, 2016.

(5)	Restrictions on shares lapse in equal installments on October 16, 2016 and October 16, 2017.

(6)	Represents the target number of restricted stock units. Performance-based restrictions on stock units lapse upon the achievement of a relative TSR goal through the fourth fiscal quarter of 2017.

(7)	Options vest in equal installments on October 16, 2016 and October 16, 2017.

(8)	Restrictions on shares lapse in equal installments on October 20, 2016, October 20, 2017 and October 20, 2018.

(9)	Represents the target number of restricted stock units. Performance-based restrictions on stock units lapse upon the achievement of a ROA goal through the fourth quarter of fiscal 2018.

(10)	Options vest in equal installments on October 20, 2016, October 20, 2017 and October 20, 2018.

(11)	Restrictions on shares lapse in equal installments on October 14, 2016, October 14, 2017, October 14, 2018 and October 14, 2019.

(12)	Represents the target number of restricted stock units. Performance-based restrictions on stock units lapse upon the achievement of a relative TSR goal through the fourth quarter of fiscal 2018.

(13)	Options vest in equal installments on October 14, 2016, October 14, 2017, October 14, 2018 and October 14, 2019.

(14)	Options vest in equal installments on June 3, 2017, June 3, 2018 and June 3, 2019.

(15)	Restrictions on shares lapse in equal installments on June 3, 2017, June 3, 2018 and June 3, 2019.

(16)
Unexercisable option and unvested share numbers reported include awards that were outstanding on September 1, 2016 but will not vest prior to January 4, 2017, the end of Mr. Adams' transition period. All of his unvested options, restricted stock and restricted stock units as of January 4, 2017 will be forfeited. Vested stock options for Mr. Adams which do not expire earlier pursuant to their terms will expire if not exercised on or before February 3, 2017, which is 30 days following the end of his severance agreement. For more information regarding severance agreements see "Potential Payments upon Termination or Change in Control."

OPTION EXERCISES AND STOCK VESTED IN FISCAL 2016

The following table sets forth information related to the number of options and restricted awards held by each of the Named Executive Officers that were exercised or vested in fiscal 2016 and the value realized.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise	Value Realized on Exercise(1)	Number of Shares Acquired on Vesting	Value Realized on Vesting(2)
Scott J. DeBoer	31,500	$356,867	46,150	$859,109
D. Mark Durcan	—	—	236,625	4,403,823
Ernest E. Maddock	—	—	8,475	111,107
Brian M. Shirley	48,750	233,035	85,225	1,587,536
Steven L. Thorsen, Jr.	—	—	44,900	836,409
Mark W. Adams	684,000	5,057,997	121,350	2,264,066

(1)	Value calculated by subtracting the exercise price from the fair market value of the shares at the time of exercise multiplied by the number of options exercised.

(2)	Value calculated by multiplying number of shares by the market value per share on the vesting date.

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL

The following tables quantify the estimated payments and benefits for each of the Named Executive Officers pursuant to the Severance Agreements and in the event of a change of control as described in the "Severance and Change in Control Arrangements" section of the "Compensation Discussion and Analysis." The amounts listed for the currently-employed Named Executive Officers are estimated amounts that were calculated as if a Change in Control occurred on September 1, 2016 or the Named Executive Officers separated from service on September 1, 2016, the last day of fiscal 2016. The amounts listed for Mr. Adams reflect the estimated amounts to be paid in connection with his resignation.

Severance Agreements

The "Salary" portion of severance payments are paid on our regular bi-weekly payroll schedule during the officer's one-year Transition Period subject to the possibility of a six-month delay that may be required by Section 409A of the Code. If Section 409A imposes a six-month delay, payments during the delay would be accumulated and paid to the officer on the first day of the seventh month following the Named Executive Officer's separation from service. The remaining payments would then be paid according to our regular payroll schedule.

The "Bonus" portion of the severance payments is paid only if the applicable performance goals are achieved before or during the applicable Transition Period. Such payments are made at the same time that the other officers participating in the applicable bonus plan receive their payments, if any, and typically would occur during our first fiscal quarter.

The "Cash in Lieu of Benefits" portion of the severance payments is calculated based on the difference between the amount of premiums the Named Executive Officer paid each month for benefits coverage as our employee and the estimated premiums the Named Executive Officer would need to pay each month for the same or similar coverage as a former employee. This monthly amount is multiplied by the number of months in the Named Executive Officer's Transition Period and is grossed-up for taxes. All gross-up calculations and payments are based on the standard supplemental withholding rates provided by federal and state guidelines. We do not use the Named Executive Officer's actual tax rate for these calculations. The "Cash in Lieu of Benefits" payment is made within 30 days after the Named Executive Officer's separation from service, subject to the possibility of a six-month delay that may be required by Section 409A of the Code. If Section 409A imposes a six-month delay, the payment would be made to the Named Executive Officer on the first day of the seventh month following the officer's separation from service.

Name	Salary(1)	Bonus(2)	Cash in Lieu of Benefits Payment(3)	Total Value of Options Exercisable During the Transition Period(4)	Value of Extended Restricted Stock Vesting(5)	Value of Unearned Performance -Based Stock Awards(6)	Total
Scott J. DeBoer	$470,000	$—	$76,739	$928,330	$766,522	$138,112	$2,379,703
D. Mark Durcan	525,000	—	93,574	21,597,938	3,545,402	626,496	26,388,410
Ernest E. Maddock	550,000	—	54,364	79,805	408,745	—	1,092,914
Brian M. Shirley	630,000	—	53,389	4,626,797	1,449,527	254,592	7,014,305
Steven L. Thorsen, Jr.	485,000	—	46,484	2,306,189	766,522	138,112	3,742,307
Mark W. Adams	775,000	—	80,732	7,126,011	1,911,923	—	9,893,666

(1)
Represents one year of the Named Executive Officer's salary as of September 1, 2016, except for Mr. Adams, whose annual salary is presented as of January 4, 2016, the date of his separation from service.

(2)	The EIP was suspended for fiscal 2016 and, despite performance milestones being met, no bonuses were paid.

(3)
Represents a cash payment in an amount estimated to allow the Named Executive Officer to purchase during the Transition Period benefits similar to those received while an employee. The amount listed includes a gross-up calculation for the tax impact of the payment.

(4)
Represents the total value of stock options that are exercisable as of September 1, 2016 and that are expected to vest during the Named Executive Officer's Transition Period. The fair value of each option award is estimated as of September 1, 2016 (January 4, 2016 for Mr. Adams) using the Black-Scholes option valuation model. The expected volatilities utilized are based on implied volatility from traded options on our stock. The expected lives are based on the shorter of the length of the Transition Period plus thirty days or the remaining life of the option. The risk-free interest rates utilized are based on the U.S. Treasury yield on September 1, 2016 (January 4, 2016 for Mr. Adams).

(5)
Represents the value resulting from the additional vesting of restricted shares during the Named Executive Officer's Transition Period. The amount shown is calculated as the number of additional shares that would vest during the Transition Period multiplied by $16.64, our closing stock price on September 1, 2016 (for Mr. Adams, $14.33, our closing stock price on January 4, 2016).

(6)
Our performance-based and market-based stock awards have a measurement period of 3 years over which performance is assessed in order to vest in the awards. The amount shown is calculated as the number of such shares granted in fiscal 2015 that would have been achieved at the threshold level during the Named Executive Officer's Transition Period multiplied by $16.64, our closing stock price on September 1, 2016 (except for such awards granted to Mr. Adams, which will not vest during his Transition Period ending on January 4, 2017). The performance conditions for awards granted in fiscal 2016 would not have been achieved during the Named Executive Officer's Transition Period and, as a result, the restrictions would not have lapsed on such awards. Accordingly, no amount is assumed in the table above for such awards granted in fiscal 2016. There can be no assurance that the performance-based and market-based goals will be met during the Transition Period as such is dependent on a number of factors including our operating results and market condition.

Change in Control

We do not have change in control agreements with our Named Executive Officers. However, our equity plans, grant agreements, and EIP have change in control provisions. A change in control is generally defined as a change in the majority of the members of the Board of Directors within a specified time period or the acquisition of 35% or more of our outstanding Common Stock.

In August 2016 the Compensation Committee amended our equity plans to replace "single-trigger" vesting provisions with "double-trigger" vesting provisions in the event of a change in control. As a result, if awards granted after August 25, 2016, are assumed by a successor in connection with a change in control, such awards will not automatically vest and pay out solely as a result of the change in control. Instead, such awards will only vest if within one year after the effective date of the change in control, the participant’s employment is terminated without cause or, in the case of certain participants including our Named Executive Officers, if the participant resigns for good reason.

The compensation that executive officers could receive if a change of control occurs is intended to allow them to evaluate objectively whether a potential change in control is in the best interest of us and our shareholders.

For equity awards, the impact of a change in control differs for outstanding time-based and performance-based awards. Outstanding time-based awards would automatically become fully vested or the applicable restrictions would lapse upon occurrence of the single- or double-trigger event (depending on when the award was granted). Upon the occurrence of a double-trigger, outstanding performance-based awards are treated as if all required performance goals were satisfied at the target level on the date of the change in control and are vested or have their restrictions lapse on a pro-rata basis based on the amount of the performance period completed as of the date of the change in control.

Under the EIP, a change in control results in an early payout of awards, to the extent earned. Upon a change in control, performance achievement is measured as of the last day of the month preceding the change in control.

The following table sets forth the estimated benefits payable to the continuing Named Executive Officers pursuant to the various change in control provisions, assuming a change in control occurred on September 1, 2016.

Name	Bonus(1)	Value of Options(2)	Value of Stock Awards(3)	Total
Scott J. DeBoer	$—	$788,830	$2,063,194	$2,852,024
D. Mark Durcan	—	20,703,110	8,245,558	28,948,668
Ernest E. Maddock	—	11,211	1,703,908	1,715,119
Brian M. Shirley	—	4,238,500	3,838,205	8,076,705
Steven L. Thorsen, Jr.	—	2,099,160	2,063,194	4,162,354

(1)	The EIP was suspended for fiscal 2016 and despite performance milestones being met, no bonuses were paid.

(2)
All outstanding options are time-based equity awards and would have fully vested if a change in control occurred on September 1, 2016. Amount shown is calculated as the excess of $16.64, the closing price of our stock on September 1, 2016, over the accelerated option's exercise price.

(3)
All outstanding time-based restricted stock awards would have fully vested on September 1, 2016. The fiscal 2016 and fiscal 2015 performance-based and market-based awards have a performance period of three years. Amounts shown reflect that 1/3 of fiscal 2016 awards and 2/3 of fiscal 2015 awards would have vested at target levels on September 1, 2016. Amount shown is calculated as the number of shares on which restrictions would lapse multiplied by $16.64 per share, our closing stock price on September 1, 2016.

EQUITY COMPENSATION PLAN INFORMATION

The following table provides information as of September 1, 2016, regarding Common Stock that may be issued pursuant to our equity compensation plans:

	(a) Number of Securities To Be Issued Upon Exercise of Outstanding Options, Warrants and Rights	(b) Weighted Average Exercise Price of Outstanding Options, Warrants and Rights(1)	(c) Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))
Equity Compensation Plans Approved by Shareholders(2)	41,107,725	$19.40	83,788,171	(3)
Equity Compensation Plans Not Approved by Shareholders(4)	16,472,645	11.73	6,137,653	(5)
Totals(6)	57,580,370	16.37	89,925,824

(1)	Excludes restricted stock units that convert to shares of Common Stock for no consideration.

(2)
Includes shares issuable or available pursuant to our 2001 Stock Option Plan (the "2001 Plan"), the Amended and Restated 2004 Equity Incentive Plan (the "2004 Plan"), the Amended and Restated 2007 Equity Incentive Plan (the "2007 Plan") and the Numonyx Equity Incentive Plan (the "Numonyx Plan"). Options and SARs granted under the 2004 Plan and the 2007 Plan after January 23, 2014 have a term of eight years; options and SARs granted under the 2004 Plan and the 2007 Plan prior to January 23, 2014 have a term of six years, and all our other equity plans provide for a maximum term of ten years. The 2004 Plan, the 2007 Plan and the Numonyx Plan are our only plans that permit granting of awards other than stock options. The 2004 Plan and the 2007 Plan provide that awards other than stock options or SARs reduce the number of available shares under the plan by two shares for each one share covered by the award. In addition, none of our equity plans contain provisions that are commonly known as "liberal share counting provisions" or permit the grant of discounted options or SARs.

(3)	Plans permit granting options and full-value awards. If issuing full-value awards, the number of available shares is 43,511,022.

(4)
Includes shares issuable or available pursuant to our Nonstatutory Stock Option Plan (the "NSOP"), 1997 Nonstatutory Stock Option Plan (the "1997 Plan") and the 1998 Nonstatutory Stock Option Plan (the "1998 Plan"). Options granted under the aforementioned plans have terms ranging from six to ten years. The exercise price and the vesting schedule of the options granted under these plans are determined by the administrators of the plans or our Board of Directors. Executive officers and directors do not participate in the aforementioned plans.

(5)	None of these shares are available to grant as full value awards.

(6)	The following table contains further information as to awards outstanding and available for issuance under each of our equity plans.

Equity Plan	(a) Number of Securities To Be Issued Upon Exercise of Outstanding Options, Warrants and Rights		(b) Number of Securities Available for Issuance (Excluding Securities Reflected in Column (a))
Plans Approved by Shareholders
2001 Plan	607,100		—
2004 Plan	11,325,622	(1)	31,315,233
2007 Plan	28,449,809	(2)	49,239,064
Numonyx Plan	725,194	(3)	3,233,874
Approved Plan Total	41,107,725		83,788,171

Plans Not Approved by Shareholders
NSOP	16,472,645		5,977,388
1997 Plan	—		41,730
1998 Plan	—		118,535
Not Approved Plan Total	16,472,645		6,137,653
Grand Total	57,580,370		89,925,824

(1)	Includes 3,410,345 restricted stock units and excludes 1,878,378 shares of restricted stock.

(2)	Includes 12,433,303 restricted stock units and excludes 82,512 shares of restricted stock.

(3)	Includes 84 restricted stock units.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Related party transactions are reviewed by our Board of Directors. Related parties include our directors and officers, their family members and affiliates, and certain beneficial owners. In cases where the related party is a director or an affiliate of a director, that director does not participate in the review of the proposed transaction. In reviewing a proposed related party transaction, the Board of Directors considers all the relevant facts and circumstances of the transaction, such as (i) the nature and terms of the transactions, (ii) the dollar value of the transaction, (iii) whether the terms of the transaction are at least as favorable as they would have been if a related party was not involved, (iv) the business reasons for the transaction, (v) whether the transaction would result in an improper conflict of interest, and (vi) the effects of the transaction on the ongoing relationship between us and the related party. Other than as noted below, there were no other related party transactions in excess of $120,000 for fiscal 2016.

We purchased various equipment and maintenance parts from Danaher Corporation and its subsidiaries for approximately $1,470,000. Mr. Byrne served as the President of Tektronix, a subsidiary of Danaher Corporation, from July 2014 until July 2016.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities and Exchange Act of 1934 (the "Exchange Act") requires our directors and executive officers, and persons who own beneficially more than 10% of our Common Stock to file reports of ownership and changes of ownership with the Securities and Exchange Commission and the NASDAQ. Copies of all filed reports are required to be furnished to us pursuant to Section 16(a) of the Exchange Act. Based solely on the reports received and on written representation from reporting persons, we believe that with the exception of a Form 4 for Mr. Durcan related to a sale of 1,803 shares in July 2016, all directors, executive officers, and greater than 10% beneficial owners complied with all applicable filing requirements during the fiscal year ended September 1, 2016, based on the reports received or written representations from reporting persons.

PROPOSAL 2 – APPROVAL OF AMENDED AND RESTATED
2007 EQUITY INCENTIVE PLAN

We currently maintain the Micron Technology, Inc. Amended and Restated 2007 Equity Incentive Plan (the "2007 Plan"). The 2007 Plan has been effective in attracting and retaining highly-qualified employees, non-employee directors and consultants and has provided incentives that align the economic interests of plan participants with those of our shareholders.

Our Board of Directors is requesting that you approve, in each case as set forth in the 2007 Plan:

1.	the addition of corporate officers as a class of eligible participants;

2.	an additional 30 million shares for issuance;

3.	a $750,000 limit on the value of the number of shares that may be granted to our non-employee directors during any one fiscal year; and

4.	the material terms of the performance goals under the 2007 Plan in order to preserve our ability to continue to grant fully tax-deductible performance-based awards under the 2007 Plan.

Approval of Corporate Officers to Class of Eligible Participants

Our corporate officers, defined as those officers whose compensation is approved by our Compensation Committee, including without limitation our CEO, have not been eligible to participate in the 2007 Plan and, instead, received their equity awards under the 2004 Plan. In order to both maximize our share reservation and consolidate the plans under which we make grants, our Board of Directors is requesting that our shareholders approve the addition of our corporate officers to the class of eligible participants under the 2007 Plan. Once the 2004 Plan is exhausted, we will cancel the plan and issue future awards under the 2007 Plan to our corporate officers.

Approval of 30 Million Additional Shares of Common Stock for Issuance under the 2007 Plan

Under the 2007 Plan, as of the Record Date, November 21, 2016, __________ equity awards had been granted, net of cancellations.  Due to the fungible share pool provision of the 2007 Plan (see "Important Provisions – Fungible Share Pool" below), the equity awards granted as of the Record Date counted as __________ awards against the plan share reserve.  As of the Record Date, approximately _________ million shares remained available for future grants, subject to the fungible share pool provision. We expect to exhaust the existing share reserve of the 2007 Plan in the next three to four years. Our calculations suggest that it is prudent to replenish the share reserve at this time. Without the additional shares, we would need to make changes to our long-term incentives program in order to conserve the remaining share reserve. In order to enable us to continue offering meaningful equity-based incentives to key employees, non-employee directors and consultants, our Board of Directors believes that it is both necessary and appropriate to increase the number of shares of Common Stock available for these purposes. Accordingly, we are asking our shareholders to approve an amendment and restatement of the 2007 Plan that would increase the total number of shares of Common Stock available for grant under the 2007 Plan by 30 million, which would make available for grant under the 2007 Plan a total of approximately 165 million shares of Common Stock.

Background for the Current Request to Increase the Share Reserve for Equity Incentive Awards

Significant Historical Award Information

Common measures of a stock plan’s cost include burn rate, dilution and overhang. The burn rate, or run rate, refers to how fast a company uses the supply of shares authorized for issuance under its stock plan. Over the last three years, we have maintained an average equity run rate of only1.6% of shares of Common Stock outstanding per year. Dilution measures the degree to which our shareholders’ ownership has been diluted by stock-based compensation awarded under our various equity plans and also includes shares that may be awarded under our various equity plans in the future ("overhang").

The following table shows how our key equity metrics have changed over the past three fiscal years:

Key Equity Metrics	2016	2015	2014
Equity Run Rate(1)	1.7%	1.3%	1.8%
Overhang(2)	14.3%	16.3%	15.0%
Dilution(3)	5.6%	5.6%	5.7%

(1)	Equity run rate is calculated by dividing the number of shares subject to equity awards granted during the fiscal year by the weighted-average number of shares outstanding during the fiscal year.

(2)
Overhang is calculated by dividing (a) the sum of (x) the number of shares subject to equity awards outstanding at the end of the fiscal year and (y) the number of shares available for future grants, by (b) the number of shares outstanding at the end of the fiscal year.

(3)	Dilution is calculated by dividing the number of shares subject to equity awards outstanding at the end of the fiscal year by the number of shares outstanding at the end of the fiscal year.

Number of Shares Requested

We considered several factors in determining to request 30 million additional shares for the 2007 Plan:

•
Assuming shareholder approval of 2007 Plan, ___ million shares will be available for future grants. We expect this amount to last for approximately three to four years of awards. This estimate is based on continuing our current practice of issuing grants over the past two years. While we believe this modeling provides a reasonable estimate of how long such a share reserve would last, there are a number of factors that could impact our future actual equity share usage.

•
The total overhang resulting from the share request, including awards outstanding under all of our equity plans, represents approximately ____% of the shares of Common Stock outstanding as of the Record Date.

We have cancelled our 1997 Plan and 1998 Plan and suspended the Numonyx Plan for issuance of new grants in October 2016. We intend to reduce the shares available for grant under our 2004 Plan and NSOP to zero over the next several years leaving the 2007 Plan as our only plan available to make awards. We believe this will simplify our administrative and record-keeping processes and make it easier for shareholders to evaluate our utilization of shares and any future requests for additional shares.

Authorized Shares and Stock Price

Our Restated Certificate of Incorporation authorizes the issuance of 3 billion shares of Common Stock. There were __________ shares of Common Stock issued and outstanding as of the Record Date and the closing price of a share of Common Stock as of that date was $_____.

Approval of Limit on Shares Granted to Non-Employee Directors

As part of its commitment to sound corporate governance practices, our Board of Directors is requesting that our shareholders approve a limit of $750,000 on the maximum number of shares that may be granted to any non-employee director in any single fiscal year. For purposes of this limit, the value of stock-based awards will be determined based on the aggregate grant date fair value of the awards, computed in accordance with applicable financial accounting rules. We compensate our non-employee directors under our 2008 Director’s Compensation Plan, which operates as a sub-plan of the 2007 Plan. Our Compensation Committee may not make discretionary grants under the 2007 Plan to our non-employee directors.

Approval of the Material Terms of Performance Goals

Section 162(m) of the Internal Revenue Code imposes a $1 million limit on the amount that a public company may deduct for compensation paid to its CEO or any of its three most highly compensated executive officers (other than the CFO) who are employed as of the end of the year. This limitation does not apply to compensation that meets the requirements under Section 162(m) for "performance-based" compensation. Market-priced stock options and stock appreciation rights are two examples of performance-based compensation. Other types of awards, such as restricted stock, restricted stock units and cash-based awards that are granted pursuant to pre-established objective performance formulas, may also qualify as fully-deductible performance-based compensation, so long as certain requirements are met.

One of the requirements for compensation to qualify as performance-based under Section 162(m) is that the material terms of the performance goals, including the list of permissible business criteria for performance objectives under the 2007 Plan, be disclosed to and approved by shareholders. In order for certain awards granted under the 2007 Plan to qualify as "qualified performance-based compensation" within the meaning of Section 162(m), we are seeking shareholder approval of the material terms of the performance goals under the 2007 Plan for purposes of compliance with Section 162(m).

In accordance with Section 162(m), the material terms that our shareholders approve constitute the framework for our Compensation Committee to establish programs and awards under which compensation we provide may qualify as performance-based compensation for purposes of Section 162(m). Shareholder approval of the material terms of performance goals under the 2007 Plan is only one of several requirements under Section 162(m) that must be satisfied for amounts realized under the 2007 Plan to qualify for the performance-based compensation exemption under Section 162(m), and shareholder approval of the material terms of the performance goals of the 2007 Plan does not alone ensure that all compensation paid under the 2007 Plan will qualify as tax-deductible compensation. There can be no guarantee that amounts payable under the 2007 Plan will be treated as qualified performance-based compensation under Section 162(m). In addition, to maintain flexibility in compensating our executive officers, our Compensation Committee reserves the right to use its judgment to authorize compensation payments that may be subject to the Section 162(m) deduction limit when our Compensation Committee believes that such payments are appropriate. Accordingly, even if approved by our shareholders, this proposal would not limit our ability to pay compensation that does not qualify as performance-based compensation for purposes of Section 162(m), in whole or in part.

Material Terms of the Performance Goals under the 2007 Plan

For purposes of Section 162(m), the material terms of the performance goals include:

•	the employees eligible to receive compensation;

•	the description of the performance objectives on which the performance goals may be based; and

•	the maximum amount, or the formula used to calculate the maximum amount, of compensation that can be paid to an employee under the performance goals.

Each of these aspects is discussed below, and shareholder approval of this Proposal 2 constitutes approval of each of these aspects for purposes of the Section 162(m) shareholder approval requirements. The following summary is qualified in its entirety by reference to the complete text of the 2007 Plan, which is provided with this proxy statement as Appendix A.

Eligibility. Employees (including corporate officers, provided this amendment and restatement is approved by our shareholders), non-employee directors and consultants of the Company or any affiliate, including subsidiaries, are eligible to receive awards under the 2007 Plan. The number of eligible participants in the 2007 Plan will vary from year to year. It is expected that approximately 29,000 employees and 6 non-employee directors will be eligible to participate in the 2007 Plan.

The group of employees whose compensation would be subject to the performance goals described in this Proposal 2 includes our executive officers. Although Section 162(m) only limits deductibility for compensation paid to the CEO or any of our three most highly compensated executive officers (other than the CFO) who are employed as of the end of the year, we may apply the performance goals to compensation opportunities available to any of our employees.

Performance Objectives. Options and stock appreciation rights (SARs) granted under the 2007 Plan are designed to be exempt from the $1 million deduction limit imposed by Section 162(m). When granting any other award, our Compensation Committee may designate such award as a "qualified performance-based award" intended to qualify for the Section 162(m) exemption. If an award is so designated, our Compensation Committee must establish objectively determinable performance goals for such award within the time period prescribed by Section 162(m) based on one or more of the following business criteria, which may be expressed in terms of Company-wide objectives or in terms of objectives that relate to the performance of an affiliate or a unit, division, region, department, or function within the Company or an affiliate:

•	gross and/or net revenue (including whether in the aggregate or attributable to specific products);

•	cost of goods sold and gross margin;

•	costs and expenses, including research and development and selling, general and administrative expenses;

•	income (gross, operating, net, etc.);

•	earnings, including before interest, taxes, depreciation and amortization (whether in the aggregate or on a per share basis);

•	cash flows and share price;

•	return on assets, investment, capital or equity;

•	manufacturing efficiency (including yield enhancement and cycle time reductions), quality improvements and customer satisfaction;

•	product life cycle management (including product and technology design, development, transfer, manufacturing introduction, and sales price optimization and management);

•	economic profit or loss;

•	market share;

•	employee retention, compensation, training and development, including succession planning; and

•
objective goals consistent with the participant’s specific duties and responsibilities, designed to further the financial, operational and other business interests of the Company, including goals and objectives with respect to regulatory compliance matters.

In order to meet the requirements of Section 162(m), our Compensation Committee must establish such goals within the first 90 days after the beginning of the period for which such performance goal relates (or such other time as may be required or permitted under applicable tax regulations) and our Compensation Committee may not increase any award or, except in the case of death, disability or a change in control of us, waive the achievement of any specified goal. Performance objectives may be absolute terms (including completion of pre-established projects), in percentages, or in terms of growth from period to period or growth rates over time as well as measured relative to an established or specially-created performance index of Company competitors, peers or other members of high tech industries.

The Compensation Committee may provide, at the time the performance goals are established, that any evaluation of performance will include, exclude or otherwise be objectively adjusted for any event that occurs during a performance period, including by way of example but without limitation the following: (a) asset write-downs or impairment charges; (b) litigation or claim judgments or settlements; (c) the effect of changes in tax laws, accounting principles or other laws or provisions affecting reported results; (d) accruals for reorganization and restructuring programs; (e) unusual or infrequently occurring items as described in Accounting Standards Codification Topic 225-20 (or any successor pronouncements thereto) and/or in management’s discussion and analysis of financial condition and results of operations appearing in the Company’s annual report to shareholders for the applicable year; (f) acquisitions or divestitures; (g) any other specific, unusual or nonrecurring events, or objectively determinable category thereof, including discontinued operations or a change in our fiscal year; and (h) foreign exchange gains and losses.

Limitations on Individual Awards. The maximum aggregate number of shares of our common stock subject to stock-based awards that may be granted under the 2007 Plan during any one calendar year to any one participant is as follows:

Options	5,000,000
Stock Appreciation Rights (SARs)	5,000,000
Other Stock-Based Awards (other than Options or SARs)	5,000,000

These limits are subject to anti-dilution adjustments in the event of stock splits, mergers, consolidations, stock dividends, recapitalizations and similar transactions, but may not otherwise be amended without shareholder approval.

Important Provisions of the 2007 Plan

The 2007 Plan contains a number of provisions that we believe are consistent with the interests of shareholders and sound corporate governance practices, including:

•
Fungible Share Pool. The 2007 Plan uses a fungible share pool under which each stock option and SAR counts as one share against the plan share reserve and each stock-based full-value award (which includes any stock-based or stock-settled award other than options or SARs) counts as two shares against the plan share reserve.

•
No Liberal Share Counting for Stock Options or SARs. The 2007 Plan prohibits the reuse of shares withheld, repurchased or delivered to satisfy the exercise price or minimum tax withholding requirements relating to a stock option or SAR. The Plan also prohibits “net share counting” upon the exercise of options or SARs.

•
No Repricing of Stock Options or SARs. The 2007 Plan prohibits the repricing of stock options or SARs without shareholder approval. This prohibition includes (i) reducing the exercise price or base price of an option or SAR after the date of grant, (ii) canceling an option or SAR in exchange for cash, other awards, or options or SARS with an exercise price or base price that is less than the exercise price or base price of the original option or SAR, or otherwise, and (iii) any repurchasing an option or SAR for value (in cash or otherwise) if the current fair market value of the shares of Common Stock underlying the option or SAR is lower than the exercise price or base price per share of the option or SAR.

•
No Discounted Stock Options or SARs. All stock options and SARs must have an exercise price or base price equal to or greater than the fair market value of the underlying Common Stock on the date of grant.

•
"Double-trigger" Change in Control Vesting. In 2016, we amended the change in control vesting provision of the 2007 Plan, which amendment applies to awards granted in October 2016 and later. Pursuant to this amendment, if awards granted under the 2007 Plan are assumed by a successor in connection with a change in control, such awards will not automatically vest and pay out solely as a result of the change in control. Instead, such awards will only vest if within one year after the effective date of the change in control, the participant’s employment is terminated without cause or, in the case of certain participants, if the participant resigns for good reason.

•	No Award may be Transferred for Value. The 2007 Plan prohibits the transfer of unexercised, unvested or restricted awards to third parties for value.

•
No Liberal Definition of "Change in Control."  The change in control definition contained in the 2007 Plan is not a "liberal" definition that would be activated on mere shareholder approval of a transaction.

•
Minimum Vesting Requirements. Subject to certain limited exceptions, full-value awards granted under the 2007 Plan (other than awards granted to non-employee directors) will either (i) be subject to a minimum vesting period of three years (which may include graduated vesting within such three-year period), or one year if the vesting is based on performance criteria other than continued service, or (ii) be granted solely in exchange for foregone cash compensation.

•	No Dividends on Unearned Awards. The 2007 Plan prohibits the current payment of dividends or dividend equivalent rights on unearned awards, including performance-based full-value awards.

•
Limitation on Amendments. No material amendments to the 2007 Plan can be made without shareholder approval if any such amendment would materially increase the number of shares reserved or the per-participant award limitations under the plan, or that would diminish the prohibitions on repricing stock options or SARs.

Summary of the 2007 Plan as Proposed to be Amended and Restated

The following summary is qualified in its entirety by reference to the complete text of the 2007 Plan, which is provided with this proxy statement as Appendix A.

Purpose

The purpose of the 2007 Plan is to promote our success by linking the personal interests of its employees, officers, directors and consultants to those of our shareholders, and by providing participants with an incentive for outstanding performance.

Permissible Awards

The plan authorizes the grant of awards in any of the following forms:

•
Options to purchase shares of Common Stock, which may be nonstatutory stock options or incentive stock options under the U.S. Internal Revenue Code (the "Code"). The exercise price of an option granted under the 2007 Plan may not be less than the fair market value of our Common Stock on the date of grant. Stock options granted under the 2007 Plan may have a term of up to eight years.

•
SARs, which give the holder the right to receive the excess, if any, of the fair market value of one share of Common Stock on the date of exercise, over the base price of the SAR. The base price of a SAR may not be less than the fair market value of our common stock on the date of grant. SARs granted under the 2007 Plan may have a term of up to eight years.

•
Performance shares, which are payable in Common Stock (or an equivalent value in cash or other property) upon the attainment of performance goals set by the Compensation Committee of our Board of Directors (the "Committee").

•	Restricted stock, which is subject to restrictions on transferability and subject to forfeiture on terms set by our Compensation Committee.

•
Restricted stock units, which represent the right to receive shares of Common Stock (or an equivalent value in cash or other property) in the future, based upon the attainment of stated vesting or performance goals set by our Compensation Committee.

•
Deferred stock units, which represent the right to receive shares of Common Stock (or an equivalent value in cash or other property) in the future, generally without any vesting or performance restrictions.

•	Other stock-based awards in the discretion of our Compensation Committee, including unrestricted stock grants.

All awards will be evidenced by a written award certificate between us and the participant, which will include such provisions as may be specified by our Compensation Committee. Dividend equivalent rights, which entitle the participant to payments in cash or property calculated by reference to the amount of dividends paid on the shares of stock underlying an award, may be granted with respect to awards other than options or SARs.

Shares Available for Awards

The proposed amendment of the 2007 Plan would increase the number of shares that may be issued under the 2007 Plan by 30 million shares. If the shareholders approve the proposed amendment to the 2007 Plan, the aggregate number of shares of Common Stock reserved and available for issuance pursuant to awards granted under the 2007 Plan will be 165 million, subject to adjustment as provided in the 2007 Plan. The maximum number of shares that may be issued to one person upon exercise of incentive stock options granted under the 2007 Plan is 2 million.  Each share issued pursuant to "full value"

awards, such as restricted stock, unrestricted stock, restricted stock units, deferred stock units, performance shares, or other stock-based awards (other than options or stock appreciation rights) payable in stock, reduces the number of shares available for grant by two shares.

Share Counting

Shares subject to awards that terminate or expire unexercised, or are cancelled, forfeited or lapse for any reason, and shares underlying awards that are ultimately settled in cash, will become available for future grants of awards under the 2007 Plan. The following shares of Common Stock may not again be made available for issuance as awards under the 2007 Plan: (i) shares of Common Stock not issued or delivered as a result of the net settlement of an outstanding option or SAR, (ii) shares of Common Stock used to pay the exercise price or withholding taxes related to an outstanding option or SAR, or (iii) shares of Common Stock repurchased on the open market with the proceeds of the exercise price of an option.

Minimum Vesting Requirements

With certain exceptions, full-value awards granted under the 2007 Plan will be subject to a minimum vesting period of three years (which may include graduated vesting) or one year if the vesting is performance-based. Exceptions include awards issued in substitution for awards in a business combination; awards issued for foregone cash compensation; accelerated vesting in the case of death, disability or retirement, or the occurrence of a change in control (as defined in the 2007 Plan); awards covering 5% or fewer of the total number of shares of Common Stock authorized under the 2007 Plan; and awards granted to non-employee directors.

Administration

The plan will be administered by our Compensation Committee. Our Compensation Committee will have the authority to grant awards; designate participants; determine the type or types of awards to be granted to each participant and the number, terms and conditions thereof; establish, adopt or revise any rules and regulations as it may deem advisable to administer the 2007 Plan; and make all other decisions and determinations that may be required under the 2007 Plan. Our Board of Directors may at any time administer the 2007 Plan. If it does so, it will have all the powers of our Compensation Committee under the 2007 Plan.

In addition, our Board of Directors or our Compensation Committee may expressly delegate to a special committee some or all of our Compensation Committee's authority, within specified parameters, to grant awards to eligible participants who, at the time of grant, are not executive officers and are not reasonably anticipated to be become officers subject to the deduction limits of Section 162(m) of the Code.

Limitations on Transfer; Beneficiaries

No award will be assignable or transferable by a participant other than by will or the laws of descent and distribution or (except in the case of an incentive stock option) pursuant to a qualified domestic relations order; provided, however, that our Compensation Committee may permit other transfers (other than transfers for value) where our Compensation Committee concludes that such transferability does not result in accelerated taxation, does not cause any option intended to be an incentive stock option to fail to qualify as such, and is otherwise appropriate and desirable, taking into account any factors deemed relevant, including without limitation, any state or federal tax or securities laws or regulations applicable to transferable awards. A participant may, in the manner determined by our Compensation Committee, designate a beneficiary to exercise the rights of the participant and to receive any distribution with respect to any award upon the participant's death.

Acceleration Upon Certain Events

Change in Control. In 2016, we amended the change in control provision of the 2007 Plan that will apply to awards granted October 2016 and later. Unless otherwise provided in an award certificate or any special plan document governing an award, upon the occurrence of a "change in control" (as defined in the 2007 Plan) in which awards are not assumed by the surviving entity or otherwise equitably converted or substituted in connection with the change in control in a manner approved by our Compensation Committee or Board of Directors:

•	all outstanding options, SARs and other awards in the nature of rights that may be exercised will become fully exercisable;

•	all time-based vesting restrictions on outstanding awards will lapse; and

•
the payout opportunities attainable under all outstanding performance-based awards will vest based on target performance and the awards will pay out on a pro rata basis, based on the time elapsed prior to the change in control.

With respect to awards assumed by the surviving entity or otherwise equitably converted or substituted in connection with a change in control, if within one year after the effective date of the change in control, a participant’s employment is terminated without Cause or the participant resigns for Good Reason (as such terms are defined), then:

•	all of that participant's outstanding options, SARs and other awards in the nature of rights that may be exercised will become fully exercisable;

•	all time-based vesting restrictions on that participant's outstanding awards will lapse; and

•
the payout opportunities attainable under all of that participant's outstanding performance-based awards will vest based on target performance and the awards will pay out on a pro rata basis, based on the time elapsed prior to the date of termination.

For awards granted prior to October 2016, unless otherwise provided in an award certificate or other governing document, upon the occurrence of a change in control, all outstanding options and other awards in the nature of rights that may be exercised will become fully exercisable, all time-based vesting restrictions on outstanding awards will lapse, all outstanding performance-based awards will be fully earned based upon an assumed achievement of all relevant performance goals at "target" levels and there will be a pro-rata payout of such performance awards based upon the length of time within the performance period that has elapsed prior to the change in control.

Death or Disability. Unless otherwise provided in an award certificate or other governing document, if a participant’s service terminates by reason of death or disability, all of such participant’s outstanding options, stock appreciation rights and other awards in the nature of rights that may be exercised will become fully vested and exercisable, all time-based vesting restrictions on outstanding awards will lapse, all outstanding performance-based awards will be fully earned based upon an assumed achievement of all relevant performance goals at "target" levels and there will be a pro-rata payout of such performance awards based upon the length of time within the performance period that has elapsed prior to the termination of service.

Discretionary Acceleration. In addition, our Compensation Committee may in its discretion accelerate awards for any other reason, subject to the above described minimum vesting requirements. Our Compensation Committee may discriminate among participants or among awards in exercising such discretion.

Adjustments

Subject to any required action by the shareholders, the number of shares of Common Stock covered by outstanding awards, and the share authorization limits under the 2007 Plan, as well as the price per share of Common Stock covered by each outstanding award, will be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock or any other increase or decrease in the number of shares of Common Stock effected without receipt of consideration by us. Also, in the case of a stock split, stock dividend or stock consolidation, the share authorization limits under the 2007 Plan and shares subject to outstanding awards will automatically be adjusted proportionately.

Termination and Amendment

If the 2007 Plan is approved by our shareholders at the Fiscal 2016 Annual Meeting, it will terminate on January 18, 2027, or, if the shareholders approve an amendment to the 2007 Plan that increases the number of shares subject to the plan, the 10th anniversary of the date of such approval, unless earlier terminated by our Board of Directors or our Compensation Committee. Our Board of Directors or our Compensation Committee may, at any time and from time to time, terminate or amend the 2007 Plan, but if an amendment to the 2007 Plan would materially increase the number of shares of stock issuable under the 2007 Plan, expand the types of awards provided under the 2007 Plan, materially expand the class of participants eligible to participate in the 2007 Plan, materially extend the term of the 2007 Plan or otherwise constitute a material amendment requiring shareholder approval under applicable listing requirements, laws, policies or regulations, then such amendment will be subject to shareholder approval. No termination or amendment of the 2007 Plan may adversely affect any award previously granted under the 2007 Plan without the written consent of the participant. Without the prior approval of our shareholders, the 2007 Plan may not be amended to directly or indirectly reprice, replace or repurchase “underwater” options or SARs.

Our Compensation Committee may amend or terminate outstanding awards. However, such amendments may require the consent of the participant and, unless approved by the shareholders or otherwise permitted by the anti-dilution provisions of the 2007 Plan, (i) the exercise price or base price of an option or SAR may not be reduced, directly or indirectly, (ii) an option or SAR may not be cancelled in exchange for cash, other awards, or options or SARS with an exercise price or base price that is less than the exercise price or base price of the original option or SAR, or otherwise, (iii) we may not repurchase an option or SAR for value (in cash or otherwise) from a participant if the current fair market value of the shares of Common Stock underlying the option or SAR is lower than the exercise price or base price per share of the option or SAR, and (iv) the original term of an option or SAR may not be extended.

Prohibition on Repricing

As indicated above under "Termination and Amendment," outstanding stock options and stock appreciation rights cannot be repriced, directly or indirectly, without the prior consent of our shareholders. The exchange of an "underwater" option or stock appreciation right (i.e., an option or stock appreciation right having an exercise price or base price in excess of the current market value of the underlying stock) for cash or for another award would be considered an indirect repricing and would, therefore, require the prior consent of our shareholders.

Certain Federal Tax Effects

The following discussion is limited to a summary of the U.S. federal income tax provisions relating to the grant, exercise and vesting of awards under the 2007 Plan and the subsequent sale of Common Stock acquired under the 2007 Plan. The tax consequences of awards may vary according to country of participation. Also, the tax consequences of the grant, exercise or vesting of awards vary depending upon the particular circumstances, and it should be noted that the income tax laws, regulations and interpretations thereof change frequently. Participants should rely upon their own tax advisors for advice concerning the specific tax consequences applicable to them, including the applicability and effect of state, local, and foreign tax laws.

Nonstatutory Stock Options.  There will be no federal income tax consequences to the optionee or to us upon the grant of a nonstatutory stock option under the 2007 Plan. When the optionee exercises a nonstatutory option, however, he or she will recognize ordinary income in an amount equal to the excess of the fair market value of the Common Stock received upon exercise of the option at the time of exercise over the exercise price, and we will be allowed a corresponding deduction. Any gain that the optionee realizes when he or she later sells or disposes of the option shares will be short-term or long-term capital gain, depending on how long the shares were held.

Incentive Stock Options.  There typically will be no federal income tax consequences to the optionee or to us upon the grant or exercise of an incentive stock option. If the optionee holds the option shares for the required holding period of at least two years after the date the option was granted or one year after exercise, the difference between the exercise price and the amount realized upon sale or disposition of the option shares will be long-term capital gain or loss, and we will not be entitled to a federal income tax deduction. If the optionee disposes of the option shares in a sale, exchange, or other disqualifying disposition before the required holding period ends, he or she will recognize taxable ordinary income in an amount equal to the excess of the fair market value of the option shares at the time of exercise (or, if less, the amount realized on the disposition of the shares) over the exercise price, and we will be allowed a federal income tax deduction equal to such amount. While the exercise of an incentive stock option does not result in current taxable income, the excess of the fair market value of the option shares at the time of exercise over the exercise price will be an item of adjustment for purposes of determining the optionee’s alternative minimum taxable income.

Stock Appreciation Rights.  A participant receiving a stock appreciation right will not recognize income, and we will not be allowed a tax deduction, at the time the award is granted. When the participant exercises the stock appreciation right, the amount of cash and the fair market value of any shares of Common Stock received will be ordinary income to the participant and we will be allowed as a corresponding federal income tax deduction at that time.

Restricted Stock.  Unless a participant makes an election to accelerate recognition of income to the date of grant as described below, the participant will not recognize income, and we will not be allowed a tax deduction, at the time a restricted stock award is granted, provided that the award is subject to restrictions on transfer and is subject to a substantial risk of forfeiture. When the restrictions lapse, the participant will recognize ordinary income equal to the fair market value of the Common Stock as of that date (less any amount he or she paid for the stock), and we will be allowed a corresponding federal income tax deduction at that time, subject to any applicable limitations under Code Section 162(m). If the participant files an election under Code Section 83(b) within 30 days after the date of grant of the restricted stock, he or she will recognize ordinary income as of the date of grant equal to the fair market value of the stock as of that date (less any amount paid for the stock), and we will be allowed a corresponding federal income tax deduction at that time, subject to any applicable limitations under Code Section 162(m). Any future appreciation in the stock will be taxable to the participant at capital gains rates. However, if the stock is later forfeited, the participant will not be able to recover the tax previously paid pursuant to the Code Section 83(b) election.

Restricted or Deferred Stock Units.  A participant will not recognize income, and we will not be allowed a tax deduction, at the time a stock unit award is granted. Upon receipt of shares of Common Stock (or the equivalent value in cash) in settlement of a stock unit award, a participant will recognize ordinary income equal to the fair market value of the Common Stock or other property as of that date, and we will be allowed a corresponding federal income tax deduction at that time, subject to any applicable limitations under Code Section 162(m).

Performance Shares.  A participant generally will not recognize income, and we will not be allowed a tax deduction, at the time performance shares are granted. When the participant receives settlement of the award, the fair market value of the shares of stock (or cash payment) will be ordinary income to the participant, and we will be allowed a corresponding federal income tax deduction at that time, subject to any applicable limitations under Code Section 162(m).

Benefits to Named Executive Officers and Others

Awards under the 2007 Plan are at the discretion of our Compensation Committee. Accordingly, future awards under the 2007 Plan are not determinable.

Under the 2007 Plan, as of the Record Date, November 21, 2016, __________ equity awards had been granted, net of cancellations.  Due to the fungible share pool provision of the 2007 Plan (see "Important Provisions – Fungible Share Pool" above), the equity awards granted as of the Record Date counted as __________ awards against the plan share reserve.  Executive Officers have not been eligible to participate in the 2007 Plan. The table below shows, as of the Record Date, the number of shares issued, or subject to outstanding awards, under the 2007 Plan to the individuals and groups indicated.

Name and Position	Time-Based Restricted Stock Awards	Performance-Based Restricted Stock Awards	Stock Options
All Executive Officers as a Group
All Employees as a Group (Including all Officers who are not Executive Officers)
All Non-Executive Directors as a Group

The Board of Directors recommends voting "FOR" approval of the 2007 Plan.

PROPOSAL 3 – RATIFICATION OF ADOPTION OF SECTION 382 RIGHTS AGREEMENT
The Board of Directors is asking stockholders to ratify the Section 382 Rights Agreement (as defined below) that was adopted by the Board of Directors in an effort to avoid an "ownership change" within the meaning of Section 382 under the Code, that could limit our ability to use our net operating loss carryforwards and other tax benefits (the "Tax Benefits").
In general, an "ownership change" occurs if there is a cumulative change in our ownership by "5% shareholders" (as defined in Section 382 of the Code) that increases by more than 50 percentage points over the lowest percentage owned by such shareholders at any time during the prior three years, on a rolling basis. The Board of Directors adopted the Section 382 Rights Agreement to reduce the likelihood of an unintended “ownership change” occurring. Calculating whether an "ownership change" has occurred is subject to inherent uncertainty. This uncertainty results from the complexity and ambiguity of the Section 382 provisions, as well as limitations on the knowledge that any publicly traded company can have about the ownership of and transactions in its securities on a timely basis. Based upon the information available to us, along with our evaluation of various scenarios, we do not believe that we have experienced an "ownership change"; however, the amount by which our ownership may change in the future is uncertain.
On July 20, 2016, we entered into a Section 382 Rights Agreement (the "Section 382 Rights Agreement") with Wells Fargo Bank, National Association, as Rights Agent, and issued the Rights (as defined below).

At the time the Board of Directors adopted the Section 382 Rights Agreement, we provided that the Rights will expire on the earliest of:

•	July 19, 2019;

•	the time at which all Rights are redeemed or exchanged;

•	the date on which the Board of Directors determines that the Section 382 Rights Agreement is no longer necessary for the preservation the Tax Benefits;

•	the beginning of a taxable year of the Company to which the Board of Directors determines that no Tax Benefits may be carried forward;

•	the date on which the Board of Directors determines that the Section 382 Rights Agreement is no longer in the best interest of the Company and its stockholders; and

•	the Close of Business on July 19, 2017, if stockholder approval of the Section 382 Rights Agreement has not been obtained by or on such date.
The Board of Directors believes that the continued effectiveness of the Section 382 Rights Agreement remains in our best interest and the best interest of the stockholders to protect our Tax Benefits from limitations pursuant to Section 382 of the Code.
Description of the Section 382 Rights Agreement
The following description of the Section 382 Rights Agreement is qualified in its entirety by reference to the text of the Section 382 Rights Agreement, a copy of which was filed as Exhibit 4.1 to the Company’s Current Report on Form 8-K filed with the SEC on July 22, 2016. We urge you to read carefully the Section 382 Rights Agreement, which is provided with this proxy statement as Appendix B, in its entirety as the discussion below is only a summary.
On July 20, 2016 (the "Rights Dividend Declaration Date"), the Board of Directors adopted the Section 382 Rights Agreement and declared a dividend distribution of one right for each outstanding share of Common Stock to stockholders of record at the close of business on August 1, 2016 (the "Rights Distribution Record Date"). The Board of Directors adopted the Section 382 Rights Agreement in an effort to avoid an "ownership change" within the meaning of Section 382 of the Code. If we experience such an "ownership change," our ability to fully utilize the Tax Benefits could be substantially limited, and the timing of the usage of the Tax Benefits could be substantially delayed, which could therefore significantly impair the value of those Tax Benefits. The Section 382 Rights Agreement is intended to reduce the likelihood of an unintended "ownership change" occurring and discourages any person or group (an "Acquiring Person") acquiring (together with all affiliates and associates of such person) beneficial ownership of 4.99% or more of our outstanding Common Stock within the meaning of Section 382 of the Code, without the approval of the Board of Directors. Stockholders who beneficially own 4.99% or more of our outstanding Common Stock as of the Rights Dividend Declaration Date will not be deemed to be an Acquiring Person, but such person will be deemed an Acquiring Person if such person (together with all affiliates and associates of such person) becomes the beneficial owner of securities representing a percentage of our Common Stock that exceeds by 0.5% or more the lowest percentage of beneficial ownership of our Common Stock that such person had at any time since the Rights Dividend Declaration Date.
While the Section 382 Rights Agreement was implemented by the Board of Directors in an effort to discourage acquisitions of our Common Stock that would potentially limit our ability to use the Tax Benefits to reduce potential U.S. federal income tax obligations, these acquisitions may still occur. In addition, the Section 382 Rights Agreement may make it more difficult and more expensive to acquire us, and may discourage open market purchases of our common stock or a non-negotiated tender or exchange offer for our common stock. Accordingly, the Section 382 Rights Agreement may limit a stockholder's ability to realize a premium over the market price of our common stock in connection with any acquisition transaction.
The Rights. On the Rights Dividend Declaration Date, our Board of Directors authorized the issuance of one right (a "Right") for each outstanding share of our Common Stock to our stockholders of record as of the Rights Distribution Record Date. Subject to the terms, provisions and conditions of the Section 382 Rights Agreement, if the Rights become exercisable, each Right would initially represent the right to purchase from us one half of one share of our Common Stock, par value $0.10 per share, for an initial purchase price of $10.00 per Right (the "Purchase Price"). However, prior to exercise, a Right does not give its holder any rights as a stockholder, including any dividend, voting or liquidation rights.
Initial Exercisability. The Rights are not exercisable until the earlier of (i) ten calendar days after a public announcement that a person or group has become an Acquiring Person and (ii) ten business days (or such later date as may be determined by our Board of Directors) after the commencement of a tender or exchange offer by or on behalf of a person that, if completed, would result in such person or group becoming an Acquiring Person. The date that the Rights become exercisable under the Section 382 Rights Agreement is referred to as the "Distribution Date."
Until the Distribution Date, the Rights will be evidenced by the shares of Common Stock held in book-entry form or, in the case of certificated shares, certificates evidencing shares of our Common Stock. Any transfer of our Common Stock prior to the Distribution Date will constitute a transfer of the associated Rights and the registered holders of the Common Stock will be deemed to be the registered holders of the Rights. After the Distribution Date, separate Rights certificates will be issued, and the Rights may be transferred apart from the transfer of the underlying shares of our Common Stock.
Consequences of a Person or Group Becoming an Acquiring Person. In the event that a person or group becomes an Acquiring Person, each holder of a Right, (other than Rights that are beneficially owned by the Acquiring Person and certain affiliated persons, which will thereupon become void), will from and after the Distribution Date, have the right to receive, upon exercise of a Right and payment of the Purchase Price, a number of shares of our Common Stock having a market value of two times the Purchase Price.
Exempt Persons. The Board of Directors recognizes that there may be instances when an acquisition of shares of our Common Stock that would cause a stockholder to become an Acquiring Person may not jeopardize or endanger the availability of the Tax Benefits or is otherwise in the best interests of the Company. Accordingly, the Section 382 Rights Agreement grants discretion to the Board of Directors to designate a person as an "Exempt Person," and such designation means that such person will not be deemed to be an Acquiring Person to the extent of such designation. The Board of Directors can revoke an "Exempt Person" designation if it subsequently makes a contrary determination regarding whether a person jeopardizes or endangers the availability of the Tax Benefits.
Redemption. The Board of Directors may elect to redeem the Rights in whole, but not in part, at a price of $0.001 per Right (the "Redemption Price"). The redemption of the Rights may be made effective at such time, on such basis and with such conditions as the Board of Directors in its sole discretion may establish. Immediately upon any redemption of the Rights, the Right to exercise the Rights will terminate, and the only right of the holders of Rights will be to receive the Redemption Price.
Exchange. At any time after a person or group becomes an Acquiring Person and prior to the acquisition by the Acquiring Person of 50% or more of our outstanding Common Stock, our Board of Directors may exchange the Rights (other than Rights that have become void), in whole or in part, at an exchange ratio of one-half of one share of Common Stock per Right. Immediately upon an exchange of any Rights, the right to exercise such Rights will terminate and the only right of the holders of Rights will be to receive the number of shares of Common Stock equal to the number of such Rights held by such holder multiplied by the exchange ratio.
Expiration. The Section 382 Rights Agreement will expire as described above.
Anti-Dilution Provisions. The Section 382 Rights Agreement includes antidilution provisions whereby the Purchase Price is adjusted in connection with certain events including, among other things, a share dividend, a share split or reverse share split or a reclassification of the Common Stock.
Amendments. Prior to any person or group becoming an Acquiring Person, the Company may supplement or amend any provision of the Section 382 Rights Agreement in any respect without the approval of the holders of the Rights. From and after the time any person or group becomes an Acquiring Person, amendments may only be made to cure any ambiguity, to correct any defect or inconsistency or make any changes that do not adversely affect the interests of the holders of the Rights.
Vote Required
The ratification of the adoption of our Section 382 rights agreement requires the favorable vote of a majority of the votes cast by the shares present or represented by proxy at the 2016 Annual Meeting. Abstentions from voting and broker non-votes, if any, will have no effect on the vote to ratify the adoption of our Section 382 rights agreement.

Recommendation
The Board of Directors recommends a vote "FOR" the ratification of the Board of Directors' adoption of the Section 382 Rights Agreement.

PROPOSAL 4 – RATIFICATION OF PRICEWATERHOUSECOOPERS LLP

The Audit Committee of the Board of Directors has retained PricewaterhouseCoopers LLP ("PwC") as our Independent Registered Public Accounting Firm to audit our consolidated financial statements for the fiscal year ending August 31, 2017. PwC has been our Independent Registered Public Accounting Firm since fiscal 1985. If the ratification of PwC's appointment is not approved by a majority of the shares voting thereon, the Audit Committee may reconsider its decision to appoint PwC as our Independent Registered Public Accounting Firm. Representatives of PwC are expected to be present at the Annual Meeting and will have the opportunity to make a statement if they so desire and are expected to be available to respond to appropriate questions.

The Board of Directors recommends voting "FOR" the ratification of the appointment of PricewaterhouseCoopers LLP.

Fees Paid

Fees charged for services performed by PwC for fiscal 2016 and 2015 were as follows:

	2016	2015

	(amounts in millions)
Audit fees(1)	$8.1	$7.7
Audit-related fees(2)	0.1	0.1
Tax fees(3)	1.7	0.2
All other fees(4)	0.1	0.1
	$10.0	$8.1

(1)
Includes fees related to the audit of our financial statements, fees for services provided in connection with statutory and regulatory filings and fees for attestation services related to our securities offerings and internal control over financial reporting as required by the Sarbanes-Oxley Act of 2002.

(2)	Primarily reflects fees for services in connection with government grant certifications.

(3)	Primarily reflects fees for services in connection with tax planning, tax consulting, and tax compliance.

(4)	Reflects fees for services in connection with our Conflict Mineral Reports.

Pre-Approval Policy

The Audit Committee Charter provides that the Audit Committee will pre-approve all audit and non-audit services provided to us by the independent auditors, except for such de minimis non-audit services for which the pre-approved requirements are waived in accordance with the rules and regulations of the SEC. A copy of the Audit Committee charter is available on our website at www.micron.com. In fiscal 2016 and 2015, all audit, non-audit, tax services, and all other fees provided by PwC were approved by the Audit Committee in advance of services being provided.

Report of the Audit Committee of the Board of Directors

This report has been prepared by members of the Audit Committee of the Board of Directors who served on the Audit Committee at the end of fiscal 2016. The Board of Directors determined that each Audit Committee member qualified as an "audit committee financial expert" for purposes of the rules and regulations of the SEC. The Board of Directors also determined that during their period of service on the Audit Committee, each member satisfied the independence requirements of applicable federal laws and the Listing Rules of NASDAQ.

The purpose of the Audit Committee is to assist the Board of Directors in overseeing and monitoring (i) the integrity of our financial statements, (ii) the performance of our internal audit function, (iii) the performance of our Independent Registered Public Accounting Firm, (iv) the qualifications and independence of our Independent Registered Public Accounting Firm, and (v) our compliance with legal and regulatory requirements.

The Audit Committee has reviewed and discussed our audited financial statements with our management, which has primary responsibility for such financial statements. PwC, our Independent Registered Public Accounting Firm for fiscal 2016, has expressed in our Annual Report on Form 10-K its opinion as to the conformity of our consolidated financial statements with accounting principles generally accepted in the United States. The Audit Committee has discussed with PwC the matters that are required to be discussed by Statement on Auditing Standards No. 61, as amended (Public Company Accounting Oversight Board, Professional Standards, Volume 1, AU Section 380). PwC has provided to the Audit Committee the written disclosures and the letter required by applicable requirements of the Public Accounting Oversight Board, and the Audit Committee discussed with PwC its independence. The Audit Committee also concluded that PwC's provision of non-audit services to us, as described above, is compatible with PwC's independence.

On the basis of the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that they approve the inclusion of our audited consolidated financial statements in our Annual Report on Form 10-K for fiscal 2016, appointed PwC as our Independent Registered Public Accounting Firm for the fiscal year ending August 31, 2017, and approved and authorized PwC to carry out and perform certain specified non-audit services for us in fiscal 2017.

While the Audit Committee has performed the above functions, management, and not the Audit Committee, has the primary responsibility for (i) preparing our consolidated financial statements and for the reporting process in general, and (ii) establishing and maintaining internal controls. Similarly, it is the responsibility of the Independent Registered Public Accounting Firm, and not the Audit Committee, to conduct the audit of our consolidated financial statements and express an opinion as to the conformity of the financial statements with accounting principles generally accepted in the United States.

The Audit Committee Robert L. Bailey Mercedes Johnson Robert E. Switz

PROPOSAL 5 – ADVISORY VOTE ON THE COMPENSATION OF
OUR NAMED EXECUTIVE OFFICERS ("SAY-ON-PAY")

The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the "Dodd-Frank Act"), enables our shareholders to vote to approve, on an advisory (non-binding) basis, the compensation of our Named Executive Officers as described in this proxy statement. We seek your advisory vote and ask that you indicate your support for the compensation of the Named Executive Officers as disclosed in this proxy statement.

This proposal, commonly known as a "say-on-pay" proposal, gives our shareholders the opportunity to express their views on the compensation of our Named Executive Officers. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our Named Executive Officers as described in this proxy statement. At our fiscal 2011 Annual Meeting of Shareholders, our shareholders voted to have an annual advisory vote on say-on-pay and in accordance with the results of this vote, the Board of Directors determined to implement an advisory vote on executive compensation every year until the next required vote on the frequency of shareholder votes on the compensation of executives, which is occurring at the Fiscal 2017 Annual Meeting of Shareholders.

At our annual meeting of shareholders held in January 2016, over 93% of the votes cast on the say-on-pay proposal were voted in favor of the proposal. See "Consideration of 2015 Advisory Vote on Executive Compensation" on page 15.

The Board of Directors invites you to review carefully the Compensation Discussion and Analysis beginning on page 12 and the tabular and other disclosures on executive compensation beginning on page 26, and cast a vote "for" the following resolution:

"Resolved, that shareholders approve, on an advisory basis, the compensation of Micron's Named Executive Officers, as discussed and disclosed in the Compensation Discussion and Analysis, the executive compensation tables, and any narrative executive compensation disclosure contained in this proxy statement."

The say-on-pay vote is advisory, and therefore not binding on us, the Compensation Committee or the Board of Directors. Furthermore, because this non-binding, advisory resolution primarily relates to the compensation of our Named Executive Officers that has already been paid or contractually committed, there is generally no opportunity for us to revisit these decisions. However, the Board of Directors and Compensation Committee value the opinions of our shareholders and to the extent there is any significant vote against the Named Executive Officers' compensation as described in this proxy statement, the Board of Directors will carefully consider the shareholders' concerns and the Compensation Committee will evaluate whether any actions are necessary to address those concerns.

The Board of Directors recommends voting "FOR" the non-binding resolution to approve the Named Executive Officers' compensation as described in this proxy statement.

Note: We are providing this advisory vote as required pursuant to Section 14A of the Securities Exchange Act (15 U.S.C. 78n-1). The shareholder vote will not be binding on us or the Board of Directors, and it will not be construed as overruling any decision by us or the Board of Directors, or creating or implying any change to, or additional, fiduciary duties for us or the Board of Directors.

NOTICE OF ELECTRONIC AVAILABILITY OF PROXY MATERIALS

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on January 18, 2017. The Proxy Statement and Annual Report on Form 10-K are available at www.proxydocs.com/mu.

As permitted by rules recently adopted by the SEC, we are making our proxy material available to our shareholders electronically via the Internet. We have mailed many of our shareholders a Notice containing instructions on how to access this Proxy Statement and our Annual Report on Form 10-K and vote online. If you received a Notice by mail, you will not receive a printed copy of the proxy materials in the mail. Instead, the Notice instructs you on how to access and review all of the important information contained in the Proxy Statement and Annual Report. The Notice also instructs you on how you may submit your voting instructions over the Internet. If you received a Notice by mail and would like to receive a printed copy of our proxy materials, you should follow the instructions for requesting such materials included in the notice. In addition, shareholders may request to receive proxy materials in printed form by mail or electronically by email on an ongoing basis.

INCORPORATION BY REFERENCE OF CERTAIN FINANCIAL INFORMATION

We incorporate by reference in this Proxy Statement the "Equity Plans" note to our Consolidated Financial Statements included in our Annual Report on Form 10-K for fiscal 2016. The Annual Report on Form 10-K for fiscal 2016 accompanies this Proxy Statement. Copies of the Annual Report on Form 10-K for fiscal 2016 may be obtained by sending a written request to: Micron Technology, Inc., Attn.: Corporate Secretary, P.O. Box 6, MS-1-507, Boise, Idaho 83707-0006. Our Annual Reports on Form 10-K also are available in the "Investor Relations" section of our website at www.micron.com.

HOUSEHOLDING OF PROXY STATEMENTS AND ANNUAL REPORTS

We are allowed and intend to deliver only one copy of the notice regarding the Internet availability of proxy materials or one set of printed proxy materials (i.e. our 2016 Annual Report on Form 10-K and Proxy Statement) to multiple registered shareholders sharing an address who have received prior notice of our intent to deliver only one such notice or set of materials, so long as we have not received contrary instructions from such shareholders. This practice is commonly referred to as "householding." Householding reduces the volume of duplicate information received at your household and our costs of preparing and mailing duplicate materials.

If you share an address with other registered shareholders and your household receives one copy of the notice of Internet availability or of this Proxy Statement and 2016 Annual Report on Form 10-K and you decide you want a separate copy of this Proxy Statement and 2016 Annual Report on Form 10-K through the date of the Annual Meeting, we will promptly deliver your separate copy if you contact us at Micron Technology, Inc., Attn.: Corporate Secretary, P.O. Box 6, MS-1-507, Boise, Idaho 83707-0006 or corporatesecretary@micron.com or (208) 368-4000. Additionally, to resume the mailing of individual copies of future annual reports, proxy statements, proxy statements combined with a prospectus, and information statements to a particular shareholder, you may contact Wells Fargo Bank, N.A., Attn.: Householding, P.O. Box 64854, St. Paul, Minnesota 55164-0854 and your request will be effective within 30 days after receipt. After the Annual Meeting, you may request householding of these documents by providing Wells Fargo Bank at the address provided directly above with a written request to eliminate multiple mailings. The written request must include names and account numbers of all shareholders consenting to householding for a given address and must be signed by those shareholders.

Additionally, we have been notified that certain banks, brokers and other nominees will household our annual reports and proxy statements for shareholders who hold in street names and have consented to householding. In this case, you may request an individual copy of this Proxy Statement and 2016 Annual Report on Form 10-K by contacting your bank, broker or other nominee.

CAUTIONARY NOTE ON FORWARD LOOKING STATEMENTS

This proxy statement contains forward-looking statements that involve a number of risks and uncertainties. Forward-looking statement include, but are not limited to, statements made in Executive Summary of the Compensation Discussion and Analysis related to the closing date of our acquisition of Inotera Memories, Inc., 3D NAND bit output in the first quarter of fiscal 2017, and fiscal 2017 savings related to our restructuring activities. Actual events or results could differ materially from those contained in the forward-looking statements. Please refer to the documents we file on a consolidated basis from time to time with the Securities and Exchange Commission, specifically our most recent Form 10-K and Form 10-Q. These documents contain and identify important factors that could cause our actual results on a consolidated basis to differ materially from those contained in the forward-looking statements (see Risk Factors). The forward-looking statements are based on information available to us as of the date hereof and are based on management's current views and assumptions and should not be relied upon as representing our views as of any subsequent date. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements. We do not undertake any obligation to release publicly any revisions to these forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events, unless the securities laws require us to do so.

DEADLINE FOR RECEIPT OF SHAREHOLDER PROPOSALS FOR FISCAL 2017 ANNUAL MEETING

Proposals by our shareholders which are intended to be presented at our Fiscal 2016 Annual Meeting of Shareholders must be received by us at our principal executive offices located at 8000 South Federal Way, Boise, Idaho 83716-9632, no later than August __, 2017, and must also be in compliance with our Restated Certificate of Incorporation and our Bylaws and with applicable laws and regulations in order to be included in the Proxy Statement and form of proxy relating to that meeting. Proposals which are received after August __, 2017, will be untimely and will not be considered at the meeting.

December __, 2016

THE BOARD OF DIRECTORS

APPENDIX A

MICRON TECHNOLOGY, INC.
AMENDED AND RESTATED 2007 EQUITY INCENTIVE PLAN

ARTICLE 1
PURPOSE

1.1.    GENERAL. The purpose of the Micron Technology, Inc. Amended and Restated 2007 Equity Incentive Plan (the "Plan") is to promote the success, and enhance the value, of Micron Technology, Inc. (the "Company"), by linking the personal interests of employees, officers, non-employee directors and consultants of the Company or any Affiliate (as defined below) to those of Company shareholders and by providing such persons with an incentive for outstanding performance. The Plan is further intended to provide flexibility to the Company in its ability to motivate, attract, and retain the services of employees, officers, non-employee directors and consultants upon whose judgment, interest, and special effort the successful conduct of the Company's operation is largely dependent. Accordingly, the Plan permits the grant of incentive awards from time to time to selected employees, officers, non-employee directors and consultants of the Company and its Affiliates.

ARTICLE 2
DEFINITIONS

2.1.    DEFINITIONS. When a word or phrase appears in this Plan with the initial letter capitalized, and the word or phrase does not commence a sentence, the word or phrase shall generally be given the meaning ascribed to it in this Section or in Section 1.1 unless a clearly different meaning is required by the context. The following words and phrases shall have the following meanings:

(a)    "Affiliate" means (i) any Subsidiary or Parent, or (ii) an entity that directly or through one or more intermediaries controls, is controlled by or is under common control with, the Company, as determined by the Committee.

(b)    "Award" means any Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award, Deferred Stock Unit Award, Performance Share, Other Stock-Based Award, or any other right or interest relating to Stock or cash, granted to a Participant under the Plan.

(c)    "Award Certificate" means a written document, in such form as the Committee prescribes from time to time, setting forth the terms and conditions of an Award. Award Certificates may be in the form of individual award agreements or certificates or a program document describing the terms and provisions of an Awards or series of Awards under the Plan. The Committee may provide for the use of electronic, internet or other non-paper Award Certificates, and the use of electronic, internet or other non-paper means for the acceptance thereof and actions thereunder by a Participant.

(d)    "Board" means the Board of Directors of the Company.

(e)    “Cause” as a reason for a Participant’s termination of employment shall have the meaning assigned such term in the employment, consulting, severance or similar agreement, if any, between such Participant and the Company or an Affiliate; provided, however, that if there is no such employment, consulting, severance or similar agreement in which such term is defined, and unless otherwise defined in the applicable Award Certificate, “Cause” shall mean any of the following acts by the Participant, as determined by the Committee: (i) the commission by the Participant of, or the Participant’s pleading guilty or nolo contendere to, a felony or a crime involving moral turpitude (including pleading guilty or nolo contendere to a felony or lesser charge which results from plea bargaining), whether or not such felony, crime or lesser offense is connected with the business of the Company or any of its Affiliates; (ii) the Participant’s engaging in any other act of dishonesty, fraud, intentional misrepresentation, moral turpitude, illegality or harassment, whether or not such act was committed in connection with the business of the Company or any of its Affiliates; (iii) the willful and repeated failure by the Participant to follow the lawful directives of the Board or the Participant’s supervisor; (iv) any material violation of the Company’s written policies; (v) any intentional misconduct by the Participant in connection with the Company and any of its Affiliate’s business or relating to the Participant’s duties, or any willful violation of any laws, rules or regulations; or (vi) the Participant’s material breach of any employment, severance, non-competition, non-solicitation, confidential information, or restrictive covenant agreement, or similar agreement, with the Company or an Affiliate. The determination of the Committee as to the existence of “Cause” shall be conclusive on the Participant and the Company.

(f)    "Change in Control" means and includes the occurrence of any one of the following events:

(i)    individuals who, on the Effective Date, constitute the Board of Directors of the Company (the "Incumbent Directors") cease for any reason to constitute at least a majority of such Board, provided that any person becoming a director after the Effective Date and whose election or nomination for election was approved by a vote of at least a majority of the Incumbent Directors then on the Board shall be an Incumbent Director; provided, however, that no individual initially elected or nominated as a director of the Company as a result of an actual or threatened election contest with respect to the election or removal of directors ("Election Contest") or other actual or threatened solicitation of proxies or consents by or on behalf of any Person other than the Board ("Proxy Contest"), including by reason of any agreement intended to avoid or settle any Election Contest or Proxy Contest, shall be deemed an Incumbent Director; or

(ii)    any person is or becomes a "beneficial owner" (as defined in Rule 13d-3 under the 1934 Act), directly or indirectly, of either (A) 35% or more of the then-outstanding shares of common stock of the Company ("Company Common Stock") or (B) securities of the Company representing 35% or more of the combined voting power of the Company's then outstanding securities eligible to vote for the election of directors (the "Company Voting Securities"); provided, however, that for purposes of this subsection (ii), the following acquisitions shall not constitute a Change in Control: (w) an acquisition directly from the Company, (x) an acquisition by the Company or a Subsidiary of the Company, (y) an acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any Subsidiary of the Company, or (z) an acquisition pursuant to a Non-Qualifying Transaction (as defined in subsection (iii) below); or

(iii)    the consummation of a reorganization, merger, consolidation, statutory share exchange or similar form of corporate transaction involving the Company or a Subsidiary (a "Reorganization"), or the sale or other disposition of all or substantially all of the Company's assets (a "Sale") or the acquisition of assets or stock of another corporation (an "Acquisition"), unless immediately following such Reorganization, Sale or Acquisition: (A) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the outstanding Company Common Stock and outstanding Company Voting Securities immediately prior to such Reorganization, Sale or Acquisition beneficially own, directly or indirectly, more than 50% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Reorganization, Sale or Acquisition (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company's assets or stock either directly or through one or more subsidiaries, the "Surviving Corporation") in substantially the same proportions as their ownership, immediately prior to such Reorganization, Sale or Acquisition, of the outstanding Company Common Stock and the outstanding Company Voting Securities, as the case may be, and (B) no person (other than (x) the Company or any Subsidiary of the Company, (y) the Surviving Corporation or its ultimate parent corporation, or (z) any employee benefit plan or related trust) sponsored or maintained by any of the foregoing is the beneficial owner, directly or indirectly, of 35% or more of the total common stock or 35% or more of the total voting power of the outstanding voting securities eligible to elect directors of the Surviving Corporation, and (C) at least a majority of the members of the board of directors of the Surviving Corporation were Incumbent Directors at the time of the Board's approval of the execution of the initial agreement providing for such Reorganization, Sale or Acquisition (any Reorganization, Sale or Acquisition which satisfies all of the criteria specified in (A), (B) and (C) above shall be deemed to be a "Non-Qualifying Transaction"); or

(iv)    approval by the shareholders of the Company of a complete liquidation or dissolution of the Company.

(g)    "Code" means the Internal Revenue Code of 1986, as amended from time to time. Reference to a specific Section of the Code or regulation thereunder shall include such Section or regulation, any valid regulation promulgated under such Section, and any comparable provision of any future law, legislation or regulation amending, supplementing or superseding such Section or regulation.

(h)    "Committee" means the committee of the Board described in Article 4.

(i)    "Company" means Micron Technology, Inc., a Delaware corporation, or any successor corporation.

(j)    "Continuous Status as a Participant" means the absence of any interruption or termination of service as an employee, officer, consultant or non-employee director of the Company or any Affiliate, as applicable; provided, however, that for purposes of an Incentive Stock Option, or a Stock Appreciation Right issued in tandem with an Incentive Stock Option, "Continuous Status as a Participant" means the absence of any interruption or termination of service as an employee of the Company or any Parent or Subsidiary, as applicable, pursuant to applicable tax regulations. Continuous Status as a Participant shall not be considered interrupted in the case of any leave of absence authorized in writing by the Company prior to its commencement; provided, however, that for purposes of Incentive Stock Options, no such leave may exceed 90 days, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, on the 91st day of such leave any Incentive Stock Option held by the Participant shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Nonstatutory Stock Option.

(k)    "Covered Employee" means a covered employee as defined in Code Section 162(m)(3).

(l)    "Disability" or "Disabled" means the applicable authorized party under the long-term disability plan (the “LTD Plan”) maintained by the Participant’s employer (either the Company or an Affiliate) has provided written notification that the Participant qualifies for disability benefits under the LTD Plan (a “Disability Notice”). If the Participant is not eligible for disability benefits under any applicable LTD Plan, then the Participant shall not qualify as Disabled under this Plan.

(m)    "Deferred Stock Unit" means a right granted to a Participant under Article 11.

(n)    "Dividend Equivalent" means a right granted with respect to an Award, as provided in Article 12.

(o)    "Effective Date" has the meaning assigned such term in Section 3.1.

(p)    "Eligible Participant" means an employee, officer, non-employee director or consultant of the Company or any Affiliate.

(q)    "Exchange" means any national securities exchange or national market system on which the Stock may from time to time be listed or traded.

(r)    "Fair Market Value" of the Stock, on any date, means: (i) if the Stock is listed or traded on any Exchange, the closing price for such Stock (or the closing bid, if no sales were reported) as quoted on such Exchange (or the Exchange with the greatest volume of trading in the Stock) for the last market trading day prior to the day of determination, as reported by Bloomberg L.P. or such other source as the Committee deems reliable; (ii) if the Stock is quoted on the over-the-counter market or is regularly quoted by a recognized securities dealer, but selling prices are not reported, the Fair Market Value of the Stock shall be the mean between the high bid and low asked prices for the Stock on the last market trading day prior to the day of determination, as reported by Bloomberg L.P. or such other source as the Committee deems reliable, or (iii) in the absence of an established market for the Stock, the Fair Market Value shall be determined by such other method as the Committee determines in good faith to be reasonable and in compliance with Code Section 409A.

(s)    "Full Value Award" means an Award other than in the form of an Option or SAR, and which is settled by the issuance of Stock (or at the discretion of the Committee, settled in cash valued by reference to Stock value).

(t)    “Good Reason” shall have the meaning, if any, given such term in the applicable Award Certificate. If not defined in the applicable Award Certificate, the term “Good Reason” as used herein shall not apply to a particular Award.

(u)    "Grant Date" of an Award means the first date on which all necessary corporate action has been taken to approve the grant of the Award as provided in the Plan, or such later date as is determined and specified as part of that authorization process. Notice of the grant shall be provided to the grantee within a reasonable time after the Grant Date.

(v)    "Incentive Stock Option" means an Option that is intended to be an incentive stock option and meets the requirements of Section 422 of the Code or any successor provision thereto.

(w)    "Non-Employee Director" means a director of the Company who is not a common law employee of the Company or an Affiliate.

(x)    "Nonstatutory Stock Option" means an Option that is not an Incentive Stock Option.

(y)    "Option" means a right granted to a Participant under Article 7 of the Plan to purchase Stock at a specified price during specified time periods. An Option may be either an Incentive Stock Option or a Nonstatutory Stock Option.

(z)    "Other Stock-Based Award" means a right, granted to a Participant under Article 13 that relates to or is valued by reference to Stock or other Awards relating to Stock.

(aa)    "Parent" means a corporation, limited liability company, partnership or other entity which owns or beneficially owns a majority of the outstanding voting stock or voting power of the Company. Notwithstanding the above, with respect to an Incentive Stock Option, Parent shall have the meaning set forth in Section 424(e) of the Code.

(bb)    "Participant" means a person who, as an employee, officer, non-employee director or consultant of the Company or any Affiliate, has been granted an Award under the Plan; provided that in the case of the death of a Participant, the term "Participant" refers to a beneficiary designated pursuant to Section 14.5 or the legal guardian or other legal representative acting in a fiduciary capacity on behalf of the Participant under applicable state law and court supervision.

(cc)    "Performance Share" means any right granted to a Participant under Article 9 to a unit to be valued by reference to a designated number of Shares to be paid upon achievement of such performance goals as the Committee establishes with regard to such Performance Share.

(dd)    "Person" means any individual, entity or group, within the meaning of Section 3(a)(9) of the 1934 Act and as used in Section 13(d)(3) or 14(d)(2) of the 1934 Act.

(ee)    "Plan" means the Micron Technology, Inc. Amended and Restated 2007 Equity Incentive Plan, as amended from time to time.

(ff)    "Qualified Performance-Based Award" means an Award that is either (i) intended to qualify for the Section 162(m) Exemption and is made subject to performance goals based on Qualified Business Criteria as set forth in Section 14.10(b), or (ii) an Option or SAR.

(gg)    "Qualified Business Criteria" means one or more of the Business Criteria listed in Section 14.10(b) upon which performance goals for certain Qualified Performance-Based Awards may be established by the Committee.

(hh)    "Restricted Stock Award" means Stock granted to a Participant under Article 10 that is subject to certain restrictions and to risk of forfeiture.

(ii)    "Restricted Stock Unit Award" means the right granted to a Participant under Article 10 to receive shares of Stock (or the equivalent value in cash or other property if the Committee so provides) in the future, which right is subject to certain restrictions and to risk of forfeiture.

(jj)    "Section 162(m) Exemption" means the exemption from the limitation on deductibility imposed by Section 162(m) of the Code that is set forth in Section 162(m)(4)(C) of the Code or any successor provision thereto.

(kk)    "Shares" means shares of the Company's Stock. If there has been an adjustment or substitution pursuant to Section 15.1, the term "Shares" shall also include any shares of stock or other securities that are substituted for Shares or into which Shares are adjusted pursuant to Section 15.1.

(ll)    "Stock" means the $.10 par value common stock of the Company and such other securities of the Company as may be substituted for Stock pursuant to Article 15.

(mm)    "Stock Appreciation Right" or "SAR" means a right granted to a Participant under Article 8 to receive a payment equal to the difference between the Fair Market Value of a Share as of the date of exercise of the SAR over the base price of the SAR, all as determined pursuant to Article 8.

(nn)    "Subsidiary" means any corporation, limited liability company, partnership or other entity of which a majority of the outstanding voting stock or voting power is beneficially owned directly or indirectly by the Company. Notwithstanding the above, with respect to an Incentive Stock Option, Subsidiary shall have the meaning set forth in Section 424(f) of the Code.

(oo)    "1933 Act" means the Securities Act of 1933, as amended from time to time.

(pp)    "1934 Act" means the Securities Exchange Act of 1934, as amended from time to time.

ARTICLE 3
EFFECTIVE TERM OF PLAN

3.1.    EFFECTIVE DATE. The Plan shall be effective as of the date it is approved by the shareholders of the Company (the "Effective Date").

3.2.    TERMINATION OF PLAN. Unless earlier terminated as provided herein, the Plan shall continue in effect until the tenth anniversary of the Effective Date or, if the shareholders approve an amendment to the Plan that increases the number of Shares subject to the Plan, the tenth anniversary of the date of such approval. The termination of the Plan on such date shall not affect the validity of any Award outstanding on the date of termination, which shall continue to be governed by the applicable terms and conditions of the Plan. No Incentive Stock Options may be granted more than ten years after the earlier of (a) adoption of this Plan by the Board, or (b) the Effective Date.

ARTICLE 4
ADMINISTRATION

4.1.    COMMITTEE. The Plan shall be administered by a Committee appointed by the Board (which Committee shall consist of at least two directors) or, at the discretion of the Board from time to time, the Plan may be administered by the Board. It is intended that at least two of the directors appointed to serve on the Committee shall be "non-employee directors" (within the meaning of Rule 16b-3 promulgated under the 1934 Act) and "outside directors" (within the meaning of Code Section 162(m)) and that any such members of the Committee who do not so qualify shall abstain from participating in any decision to make or administer Awards that are made to Eligible Participants who at the time of consideration for such Award (i) are persons subject to the short-swing profit rules of Section 16 of the 1934 Act, or (ii) are reasonably anticipated to become Covered Employees during the term of the Award. However, the mere fact that a Committee member shall fail to qualify under either of the foregoing requirements or shall fail to abstain from such action shall not invalidate any Award made by the Committee which Award is otherwise validly made under the Plan. The members of the Committee shall be appointed by, and may be changed at any time and from time to time in the discretion of, the Board. Unless and until changed by the Board, the Compensation Committee of the Board is designated as the Committee to administer the Plan. The Board may reserve to itself any or all of the authority and responsibility of the Committee under the Plan or may act as administrator of the Plan for any and all purposes. To the extent the Board has reserved any authority and responsibility or during any time that the Board is acting as administrator of the Plan, it shall have all the powers of the Committee hereunder, and any reference herein to the Committee (other than in this Section 4.1) shall include the Board. To the extent any action of the Board under the Plan conflicts with actions taken by the Committee, the actions of the Board shall control.

4.2.    ACTION AND INTERPRETATIONS BY THE COMMITTEE. For purposes of administering the Plan, the Committee may from time to time adopt rules, regulations, guidelines and procedures for carrying out the provisions and purposes of the Plan and make such other determinations, not inconsistent with the Plan, as the Committee may deem appropriate. The Committee's interpretation of the Plan, any Awards granted under the Plan, any Award Certificate and all decisions and determinations by the Committee with respect to the Plan are final, binding, and conclusive on all parties. Each member of the Committee is entitled to, in good faith, rely or act upon any report or other information furnished to that member by any officer or other employee of the Company or any Affiliate, the Company's or an Affiliate's independent certified public accountants, Company counsel or any executive compensation consultant or other professional retained by the Company to assist in the administration of the Plan.

4.3.    AUTHORITY OF COMMITTEE. Except as provided below, the Committee has the exclusive power, authority and discretion to:

(a)    Grant Awards;

(b)    Designate Participants;

(c)    Determine the type or types of Awards to be granted to each Participant;

(d)    Determine the number of Awards to be granted and the number of Shares or dollar amount to which an Award will relate;

(e)    Determine the terms and conditions of any Award granted under the Plan, including but not limited to, the exercise price, base price, or purchase price, any restrictions or limitations on the Award, any schedule for lapse of forfeiture restrictions or restrictions on the exercisability of an Award, and accelerations or waivers thereof, based in each case on such considerations as the Committee in its sole discretion determines;

(f)    Accelerate the vesting, exercisability or lapse of restrictions of any outstanding Award, in accordance with Article 14, based in each case on such considerations as the Committee in its sole discretion determines;

(g)    Determine whether, to what extent, and under what circumstances an Award may be settled in, or the exercise price of an Award may be paid in, cash, Stock, other Awards, or other property, or an Award may be canceled, forfeited, or surrendered;

(h)    Prescribe the form of each Award Certificate, which need not be identical for each Participant;

(i)    Decide all other matters that must be determined in connection with an Award;

(j)    Establish, adopt or revise any rules, regulations, guidelines or procedures as it may deem necessary or advisable to administer the Plan;

(k)    Make all other decisions and determinations that may be required under the Plan or as the Committee deems necessary or advisable to administer the Plan;

(l)    Amend the Plan or any Award Certificate as provided herein; and

(m)    Adopt such modifications, procedures, and subplans as may be necessary or desirable to comply with provisions of the laws of the United States or any non-U.S. jurisdictions in which the Company or any Affiliate may operate, in order to assure the viability of the benefits of Awards granted to participants located in such other jurisdictions and to meet the objectives of the Plan.

Notwithstanding the foregoing, grants of Awards to Non-Employee Directors hereunder shall be made only in accordance with the terms, conditions and parameters of a plan, program or policy for the compensation of Non-Employee Directors as in effect from time to time, and the Committee may not make discretionary grants hereunder to Non-Employee Directors.

Notwithstanding the above, the Board may, by resolution, expressly delegate to a special committee, consisting of one or more directors who may but need not be officers of the Company, the authority, within specified parameters as to the number and terms of Awards, to (i) designate officers, employees and/or consultants of the Company or any of its Affiliates to be recipients of Awards under the Plan, and (ii) to determine the number of such Awards to be received by any such Participants; provided, however, that such delegation of duties and responsibilities to an officer of the Company may not be made with respect to the grant of Awards to eligible participants (a) who are subject to Section 16(a) of the 1934 Act at the Grant Date, or (b) who as of the Grant Date are reasonably anticipated to be become Covered Employees during the term of the Award. The acts of such delegates shall be treated hereunder as acts of the Board and such delegates shall report regularly to the Board and the Committee regarding the delegated duties and responsibilities and any Awards so granted.

4.4.    AWARD CERTIFICATES. Each Award shall be evidenced by an Award Certificate. Each Award Certificate shall include such provisions, not inconsistent with the Plan, as may be specified by the Committee.

ARTICLE 5
SHARES SUBJECT TO THE PLAN

5.1.    NUMBER OF SHARES. Subject to adjustment as provided in Sections 5.2 and 15.1, the aggregate number of Shares reserved and available for issuance pursuant to Awards granted under the Plan shall be 165,000,000; provided, however, that each Share issued under the Plan pursuant to a Full Value Award that is settled in Stock shall reduce the number of available Shares by two (2) shares. The maximum number of Shares that may be issued upon exercise of Incentive Stock Options granted under the Plan shall be 2,000,000.

5.2.    SHARE COUNTING. Shares covered by an Award shall be subtracted from the Plan share reserve as of the date of grant, but shall be added back to the Plan share reserve in accordance with this Section 5.2.

(a)    To the extent that an Award is canceled, terminates, expires, is forfeited or lapses for any reason, any unissued or forfeited Shares originally subject to the Award will be added back to the Plan share reserve and again be available for issuance pursuant to Awards granted under the Plan.

(b)    Shares subject to Awards settled in cash will be added back to the Plan share reserve and again be available for issuance pursuant to Awards granted under the Plan.

(c)    Substitute Awards granted pursuant to Section 14.14 of the Plan shall not count against the Shares otherwise available for issuance under the Plan under Section 5.1.

(d)    The following shares of Stock may not again be made available for issuance as Awards under the Plan: (i) shares of Stock not issued or delivered as a result of the net settlement of an outstanding Option or SAR, (ii) shares of Stock used to pay the exercise price or withholding taxes related to an outstanding Option or SAR, or (iii) shares of Stock repurchased on the open market with the proceeds of the exercise price of an Option.

5.3.    STOCK DISTRIBUTED. Any Stock distributed pursuant to an Award may consist, in whole or in part, of authorized and unissued Stock, treasury Stock or Stock purchased on the open market.

5.4.    LIMITATION ON AWARDS.

(a)    Notwithstanding any provision in the Plan to the contrary (but subject to adjustment as provided in Section 15.1), the maximum number of Shares with respect to one or more Options and/or SARs that may be granted during any one calendar year under the Plan to any one Participant shall be 5,000,000.

The maximum aggregate grant with respect to Awards of Restricted Stock, Restricted Stock Units, Deferred Stock Units, Performance Shares or other Stock-Based Awards (other than Options or SARs) granted in any one calendar year to any one Participant shall be 5,000,000.

(b)    The maximum number of Shares subject to Awards granted during a single fiscal year to any Non-Employee Director, taken together with any cash fees paid to such Non-Employee Director during the fiscal year, shall not exceed $750,000 in total value (calculating the value of any such Awards based on the grant date fair value of such Awards for financial reporting purposes.

5.5    MINIMUM VESTING REQUIREMENTS. Except in the case of substitute Awards granted pursuant to Section 14.14, Full-Value Awards granted under the Plan to an Eligible Participant shall either (i) be subject to a minimum vesting period of three years (which may include graduated vesting within such three-year period), or one year if the vesting is based on performance criteria other than continued service, or (ii) be granted solely in exchange for foregone cash compensation. Notwithstanding the foregoing, (i) the Committee may at its discretion permit and authorize acceleration of vesting of such Full-Value Awards in the event of the Participant's death, Disability, or retirement, or the occurrence of a Change in Control (subject to the requirements of Article 11 in the case of Qualified Performance-Based Awards), (ii) the Committee may grant Full-Value Awards without the above-described minimum vesting requirements, or may permit and authorize acceleration of vesting of Full-Value Awards otherwise subject to the above-described minimum vesting requirements, with respect to Awards covering five percent (5%) or fewer of the total number of Shares authorized under the Plan, and (iii) this Section 5.5 shall not apply to Awards granted to Non-Employee Directors.

ARTICLE 6
ELIGIBILITY

6.1.    GENERAL. Awards may be granted only to Eligible Participants; except that Incentive Stock Options may be granted to only to Eligible Participants who are employees of the Company or a Parent or Subsidiary as defined in Section 424(e) and (f) of the Code. Eligible Participants who are service providers to an Affiliate may be granted Options or SARs under this Plan only if the Affiliate qualifies as an "eligible issuer of service recipient stock" within the meaning of §1.409A-1(b)(5)(iii)(E) of the final regulations under Code Section 409A.

ARTICLE 7
STOCK OPTIONS

7.1.    GENERAL. The Committee is authorized to grant Options to Participants on the following terms and conditions:

(a)    EXERCISE PRICE. The exercise price per Share under an Option shall be determined by the Committee; provided that the exercise price for any Option (other than an Option issued as a substitute Award pursuant to Section 14.14) shall not be less than the Fair Market Value as of the Grant Date.

(b)    PROHIBITION ON REPRICING. Except as otherwise provided in Article 15, without the prior approval of shareholders of the Company: (i) the exercise price of an Option may not be reduced, directly or indirectly, (ii) an Option may not be cancelled in exchange for cash, other Awards, or Options or SARs with an exercise or base price that is less than the exercise price of the original Option or otherwise, and (iii) the Company may not repurchase an Option for value (in cash or otherwise) from a Participant if the current Fair Market Value of the Shares underlying the Option is lower than the exercise price per share of the Option.

(c)    TIME AND CONDITIONS OF EXERCISE. The Committee shall determine the time or times at which an Option may be exercised in whole or in part, subject to Section 7.1(e). The Committee shall also determine the performance or other conditions, if any, that must be satisfied before all or part of an Option may be exercised or vested.

(d)    PAYMENT. The Committee shall determine the methods by which the exercise price of an Option may be paid, the form of payment and the methods by which Shares shall be delivered or deemed to be delivered to Participants. As determined by the Committee at or after the Grant Date, payment of the exercise price of an Option may be made, in whole or in part, in the form of (i) cash or cash equivalents, (ii) delivery (by either actual delivery or attestation) of previously-acquired Shares based on the Fair Market

Value of the Shares on the date the Option is exercised, (iii) withholding of Shares from the Option based on the Fair Market Value of the Shares on the date the Option is exercised, (iv) broker-assisted market sales, or (v) any other "cashless exercise" arrangement.

(e)    EXERCISE TERM. No option granted under the Plan shall be exercisable for more than eight (8) years from the Grant Date.

(f)    NO DEFERRAL FEATURE. No Option shall provide for any feature for the deferral of compensation other than the deferral of recognition of income until the exercise or disposition of the Option.

(g)    NO DIVIDEND EQUIVALENTS. No Option shall provide for Dividend Equivalents.

(h)    SUSPENSION. Any Participant who is also a participant in the Retirement at Micron ("RAM") Section 401(k) Plan and who requests and receives a hardship distribution from the RAM Plan, is prohibited from making, and must suspend, his or her employee elective contributions to the Plan.

7.2.    INCENTIVE STOCK OPTIONS. The terms of any Incentive Stock Options granted under the Plan must comply with the requirements of Section 422 of the Code. If all of the requirements of Section 422 of the Code are not met, the Option shall automatically become a Nonstatutory Stock Option.

ARTICLE 8
STOCK APPRECIATION RIGHTS

8.1.    GRANT OF STOCK APPRECIATION RIGHTS. The Committee is authorized to grant Stock Appreciation Rights to Participants on the following terms and conditions:

(a)    RIGHT TO PAYMENT. Upon the exercise of a Stock Appreciation Right, the Participant to whom it is granted has the right to receive, for each Share with respect to which the Stock Appreciation Right is being exercised, the excess, if any, of:

(1)    The Fair Market Value of one Share on the date of exercise; over

(2)    The base price of the Stock Appreciation Right as determined by the Committee, which shall not be less than the Fair Market Value of one Share on the Grant Date.

(b)    PROHIBITION ON REPRICING. Except as otherwise provided in Article 15, without the prior approval of shareholders of the Company: (i) the base price of a SAR may not be reduced, directly or indirectly, (ii) a SAR may not be cancelled in exchange for cash, other Awards, or Options or SARs with an exercise or base price that is less than the base price of the original SAR, and (iii) the Company may not repurchase a SAR for value (in cash or otherwise) from a Participant if the current Fair Market Value of the Shares underlying the SAR is lower than the base price per share of the SAR.

(c)    TIME AND CONDITIONS OF EXERCISE. The Committee shall determine the time or times at which a SAR may be exercised in whole or in part. No SAR granted under the Plan shall be exercisable for more than eight (8) years from the Grant Date.

(d)    NO DEFERRAL FEATURE. No SAR shall provide for any feature for the deferral of compensation other than the deferral of recognition of income until the exercise or disposition of the SAR.

(e)    NO DIVIDEND EQUIVALENTS. No SAR shall provide for Dividend Equivalents.

(f)    OTHER TERMS. All awards of Stock Appreciation Rights shall be evidenced by an Award Certificate. Subject to the limitations of this Article 8, the terms, methods of exercise, methods of settlement, form of consideration payable in settlement, and any other terms and conditions of any Stock Appreciation Right shall be determined by the Committee at the time of the grant of the Award and shall be reflected in the Award Certificate.

ARTICLE 9
PERFORMANCE SHARES

9.1.    GRANT OF PERFORMANCE SHARES. The Committee is authorized to grant Performance Shares to Participants on such terms and conditions as may be selected by the Committee. The Committee shall have the complete discretion to determine the number of Performance Shares granted to each Participant, subject to Section 5.4, and to designate the provisions of such Performance Shares as provided in Section 4.3. All Performance Shares shall be evidenced by an Award Certificate or a written program established by the Committee, pursuant to which Performance Shares are awarded under the Plan under uniform terms, conditions and restrictions set forth in such written program.

9.2.    PERFORMANCE GOALS. The Committee may establish performance goals for Performance Shares which may be based on any criteria selected by the Committee. Such performance goals may be described in terms of Company-wide objectives or in terms of objectives that relate to the performance of the Participant, an Affiliate or a division, region, department or function within the Company or an Affiliate. If the Committee determines that a change in the business, operations, corporate structure or capital structure of the Company or the manner in which the Company or an Affiliate conducts its business, or other events or circumstances render performance goals to be unsuitable, the Committee may modify such performance goals in whole or in part, as the Committee deems appropriate. If a Participant is promoted, demoted or transferred to a different business unit or function during a performance period, the Committee may determine that the performance goals or performance period are no longer appropriate and may (i) adjust, change or eliminate the performance goals or the applicable performance period as it deems appropriate to make such goals and period comparable to the initial goals and period, or (ii) make a cash payment to the participant in amount determined by the Committee. The foregoing two sentences shall not apply with respect to an Award of Performance Shares that is intended to be a Qualified Performance-Based Award if the recipient of such award (a) was a Covered Employee on the date of the modification, adjustment, change or elimination of the performance goals or performance period, or (b) in the reasonable judgment of the Committee, may be a Covered Employee on the date the Performance Award is expected to be paid.

9.3.    RIGHT TO PAYMENT. The grant of a Performance Share to a Participant will entitle the Participant to receive at a specified later time a specified number of Shares, or the equivalent value in cash or other property, if the performance goals established by the Committee are achieved and the other terms and conditions thereof are satisfied. The Committee shall set performance goals and other terms or conditions to payment of the Performance Shares in its discretion which, depending on the extent to which they are met, will determine the number of the Performance Shares that will be earned by the Participant.

9.4.    OTHER TERMS. Performance Shares may be payable in cash, Stock, or other property, and have such other terms and conditions as determined by the Committee and reflected in the Award Certificate.

ARTICLE 10
RESTRICTED STOCK AND RESTRICTED STOCK UNIT AWARDS

10.1.    GRANT OF RESTRICTED STOCK AND RESTRICTED STOCK UNITS. Subject to the terms and conditions of this Article 10, the Committee is authorized to make Awards of Restricted Stock or Restricted Stock Units to Participants in such amounts and subject to such terms and conditions as may be selected by the Committee. An Award of Restricted Stock or Restricted Stock Units shall be evidenced by an Award Certificate setting forth the terms, conditions, and restrictions applicable to the Award.

10.2.    ISSUANCE AND RESTRICTIONS. Restricted Stock or Restricted Stock Units shall be subject to such restrictions on transferability and other restrictions as the Committee may impose (including, without limitation, limitations on the right to vote Restricted Stock or the right to receive dividends on the Restricted Stock). Subject to the terms and conditions of the Plan, these restrictions may lapse separately or in combination at such times, under such circumstances, in such installments, upon the satisfaction of performance goals or otherwise, as the Committee determines at the time of the grant of the Award or thereafter. Except as otherwise provided in an Award Certificate or any special Plan document governing an Award, the Participant shall have all of the rights of a stockholder with respect to the Restricted Stock, and the Participant shall have none of the rights of a stockholder with respect to Restricted Stock Units until such time as Shares of Stock are paid in settlement of the Restricted Stock Units.

10.3.    FORFEITURE. Except as otherwise determined by the Committee at the time of the grant of the Award or thereafter, upon termination of Continuous Status as a Participant during the applicable restriction period or upon failure to satisfy a performance goal during the applicable restriction period, Restricted Stock or Restricted Stock Units that are at that time subject to restrictions shall be forfeited; provided, however, that the Committee may provide in any Award Certificate, subject to the terms and conditions of the Plan, that restrictions or forfeiture conditions relating to Restricted Stock or Restricted Stock Units will be waived in whole or in part in the event of terminations resulting from specified causes, including, but not limited to, death, Disability, or for the convenience or in the best interests of the Company.

10.4.    DELIVERY OF RESTRICTED STOCK. Shares of Restricted Stock shall be delivered to the Participant at the time of grant either by book-entry registration or by delivering to the Participant, or a custodian or escrow agent (including, without limitation, the Company or one or more of its employees) designated by the Committee, a stock certificate or certificates registered in the name of the Participant. If physical certificates representing shares of Restricted Stock are registered in the name of the Participant, such certificates must bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock.

10.5.    DIVIDENDS ON RESTRICTED STOCK. In the case of Restricted Stock, the Committee may provide that ordinary cash dividends declared on the Shares before they are vested (i) will be forfeited, (ii) will be deemed to have been reinvested in additional Shares or otherwise reinvested (subject to Share availability under Section 5.1 hereof), or (iii) in the case of Restricted Stock that is not subject to performance-based vesting, will be paid or distributed to the Participant as accrued (in which case, such dividends must be paid or distributed no later than the 15th day of the 3rd month following the later of (A) the calendar year in which the corresponding dividends were paid to shareholders, or (B) the first calendar year in which the Participant's right to such dividends is no longer subject to a substantial risk of forfeiture). Unless otherwise provided by the Committee, dividends accrued on Shares of Restricted Stock before they are vested shall, as provided in the Award Certificate, either (i) be reinvested in the form of additional Shares, which shall be subject to the same vesting provisions as provided for the host Award, or (ii) be credited by the Company to an account for the Participant and accumulated without interest until the date upon which the host Award becomes vested, and any dividends accrued with respect to forfeited Restricted Stock will be reconveyed to the Company without further consideration or any act or action by the Participant. In no event shall dividends with respect to Restricted Stock that is subject to performance-based vesting be paid or distributed until the performance-based vesting restrictions of such Restricted Stock lapse.

ARTICLE 11
DEFERRED STOCK UNITS

11.1.    GRANT OF DEFERRED STOCK UNITS. The Committee is authorized to grant Deferred Stock Units to Participants subject to such terms and conditions as may be selected by the Committee. Deferred Stock Units shall entitle the Participant to receive Shares of Stock (or the equivalent value in cash or other property if so determined by the Committee) at a future time as determined by the Committee, or as determined by the Participant within guidelines established by the Committee in the case of voluntary deferral elections. An Award of Deferred Stock Units shall be evidenced by an Award Certificate setting forth the terms and conditions applicable to the Award.

ARTICLE 12
DIVIDEND EQUIVALENTS

12.1.    GRANT OF DIVIDEND EQUIVALENTS. The Committee is authorized to grant Dividend Equivalents with respect to Full-Value Awards granted hereunder to Participants subject to such terms and conditions as may be selected by the Committee. Dividend Equivalents shall entitle the Participant to receive payments equal to ordinary cash dividends or distributions with respect to all or a portion of the number of Shares subject to a Full-Value Award, as determined by the Committee. The Committee may provide that Dividend Equivalents (i) will be deemed to have been reinvested in additional Shares or otherwise reinvested, or (ii) except in the case of Performance Shares, will be paid or distributed as accrued (in which case, such Dividend Equivalents must be paid or distributed no later than the 15 day of the 3rd month following the later of (i) the calendar year in which the corresponding dividends were paid to shareholders, or (ii) the first calendar year in which the Participant's right to such Dividends Equivalents is no longer subject to a substantial risk of forfeiture. Unless otherwise provided by the Committee, Dividend Equivalents accruing on unvested Full-Value Awards shall, as provided in the Award Certificate, either (i) be reinvested in the form of additional Shares, which shall be subject to the same vesting provisions as provided for the host Award, or (ii) be credited by the Company to an account for the Participant and accumulated without interest until the date upon which the host Award becomes vested, and any Dividend Equivalents accrued with respect to forfeited Awards will be reconveyed to the Company without further consideration or any act or action by the

Participant. In no event shall Dividend Equivalents with respect to Performance Shares be paid or distributed until the performance-based vesting restrictions of the Performance Shares lapse.

ARTICLE 13
STOCK OR OTHER STOCK-BASED AWARDS

13.1.    GRANT OF STOCK OR OTHER STOCK-BASED AWARDS. The Committee is authorized, subject to limitations under applicable law, to grant to Participants such other Awards that are payable in, valued in whole or in part by reference to, or otherwise based on or related to Shares, as deemed by the Committee to be consistent with the purposes of the Plan, including without limitation (but subject to Section 10.2) Shares awarded purely as a "bonus" and not subject to any restrictions or conditions, convertible or exchangeable debt securities, other rights convertible or exchangeable into Shares, and Awards valued by reference to book value of Shares or the value of securities of or the performance of specified Parents or Subsidiaries. The Committee shall determine the terms and conditions of such Awards.

ARTICLE 14
PROVISIONS APPLICABLE TO AWARDS

14.1.    STAND-ALONE AND TANDEM AWARDS. Awards granted under the Plan may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with, any other Award granted under the Plan. Subject to Section 16.2, awards granted in addition to or in tandem with other Awards may be granted either at the same time as or at a different time from the grant of such other Awards.

14.2.    TERM OF AWARD. The term of each Award shall be for the period as determined by the Committee, provided that in no event shall the term of any Incentive Stock Option or a Stock Appreciation Right granted in tandem with the Incentive Stock Option exceed a period of ten years from its Grant Date.

14.3.    FORM OF PAYMENT FOR AWARDS. Subject to the terms of the Plan and any applicable law or Award Certificate, payments or transfers to be made by the Company or an Affiliate on the grant or exercise of an Award may be made in such form as the Committee determines at or after the Grant Date, including without limitation, cash, Stock, other Awards, or other property, or any combination, and may be made in a single payment or transfer, in installments, or (except with respect to Options or SARs) on a deferred basis, in each case determined in accordance with rules adopted by, and at the discretion of, the Committee.

14.4.    LIMITS ON TRANSFER. No right or interest of a Participant in any unexercised or restricted Award may be pledged, encumbered, or hypothecated to or in favor of any party other than the Company or an Affiliate, or shall be subject to any lien, obligation, or liability of such Participant to any other party other than the Company or an Affiliate. No unexercised or restricted Award shall be assignable or transferable by a Participant other than by will or the laws of descent and distribution or, except in the case of an Incentive Stock Option, pursuant to a domestic relations order that would satisfy Section 414(p)(1)(A) of the Code if such Section applied to an Award under the Plan; provided, however, that the Committee may (but need not) permit other transfers (other than transfers for value) where the Committee concludes that such transferability (i) does not result in accelerated taxation, (ii) does not cause any Option intended to be an Incentive Stock Option to fail to so qualify, and (iii) is otherwise appropriate and desirable, taking into account any factors deemed relevant, including without limitation, state or federal tax or securities laws applicable to transferable Awards.

14.5.    BENEFICIARIES. Notwithstanding Section 14.4, a Participant may, in the manner determined by the Committee, designate a beneficiary to exercise the rights of the Participant and to receive any distribution with respect to any Award upon the Participant's death. A beneficiary, legal guardian, legal representative, or other person claiming any rights under the Plan is subject to all terms and conditions of the Plan and any Award Certificate applicable to the Participant, except to the extent the Plan and Award Certificate otherwise provide, and to any additional restrictions deemed necessary or appropriate by the Committee. If no beneficiary has been designated or survives the Participant, any payment due to the Participant shall be made to the Participant's estate. Subject to the foregoing, a beneficiary designation may be changed or revoked by a Participant, in the manner provided by the Company, at any time provided the change or revocation is filed with the Committee.

14.6.    STOCK TRADING RESTRICTIONS. All Stock issuable under the Plan is subject to any stop-transfer orders and other restrictions as the Committee deems necessary or advisable to comply with federal or state securities laws, rules and regulations and the rules of any national securities exchange or automated quotation system on which the Stock is listed, quoted, or traded. The Committee may place legends on any Stock certificate or issue instructions to the transfer agent to reference restrictions applicable to the Stock.

14.7.     EFFECT OF A CHANGE IN CONTROL. The provisions of this Section 14.7 shall apply in the case of a Change in Control, unless otherwise provided in the Award Certificate or any special Plan document or separate agreement with a Participant governing an Award.

(a)    Awards Assumed or Substituted by Surviving Corporation. With respect to Awards assumed by the Surviving Corporation or otherwise equitably converted or substituted in connection with a Change in Control: if within one year after the effective date of the Change in Control, a Participant’s employment is terminated without Cause or the Participant resigns for Good Reason, then:

(i)    each of that Participant’s outstanding Options, SARs, and other Awards in the nature of rights that may be exercised that are subject to time-based vesting requirements shall become vested and fully exercisable as of the date of termination;

(ii)    each of that Participant’s outstanding Awards other than Options and SARs that are subject to time-based vesting restrictions shall become vested and such restrictions shall lapse as of the date of termination; and

(iii)    the payout level under each of that Participant’s outstanding Awards that are subject to performance-based vesting requirements shall be deemed to have been earned as of the date of termination based upon an assumed achievement of all relevant performance goals at the “target” level, and there shall be a pro rata payout to such Participant within thirty (30) days following the date of termination of employment (unless a later date is required by Section 17.3 hereof), based upon the length of time within the performance period that has elapsed prior to the date of termination of employment.

With regard to each Award, a Participant shall not be considered to have resigned for Good Reason unless either (i) the Award Certificate includes such provision. To the extent that this provision causes Incentive Stock Options to exceed the dollar limitation set forth in Code Section 422(d), the excess Options shall be deemed to be Nonstatutory Stock Options.

(b)    Awards not Assumed or Substituted by Surviving Corporation. Upon the occurrence of a Change in Control, and except with respect to any Awards assumed by the Surviving Corporation or otherwise equitably converted or substituted in connection with the Change in Control in a manner approved by the Committee or the Board:

(i)    all outstanding Options, SARs, and other Awards in the nature of rights that may be exercised that are subject to time-based vesting requirements shall become vested and fully exercisable as of the effective date of the Change in Control;

(ii)    all outstanding Awards other than Options and SARs that are subject to time-based vesting restrictions shall become vested and such restrictions shall lapse as of the effective date of the Change in Control, and

(iii)    the payout level under all outstanding Awards that are subject to performance-based vesting requirements shall be deemed to have been earned as of the effective date of the Change in Control based upon an assumed achievement of all relevant performance goals at the “target” level, and there shall be a pro rata payout to Participants within thirty (30) days following the Change in Control (unless a later date is required by Section 17.3 hereof), based upon the length of time within the performance period that has elapsed prior to the Change in Control.

To the extent that this provision causes Incentive Stock Options to exceed the dollar limitation set forth in Code Section 422(d), the excess Options shall be deemed to be Nonstatutory Stock Options.

14.8.    ACCELERATION UPON DEATH OR DISABILITY. Except as otherwise provided in the Award Certificate or any special Plan document governing an Award, upon the termination of a Participant's Continuous Status as a Participant by reason of his or her death or Disability:

(i)    all of such Participant's outstanding Options, SARs, and other Awards in the nature of rights that may be exercised that are solely subject to time-based vesting requirements shall become vested and fully exercisable as of the date of termination of Continuous Status as a Participant, and shall thereafter remain exercisable for a period of twelve (12) months or until the earlier expiration of the original term of the Option, SAR or other Award; provided, however, the to the extent that an Incentive Stock Option is exercised more than three (3) months after a Participant’s Continuous Status as a Participant terminates by reason of his or her Disability, the Option shall be deemed to be Nonstatutory Stock Option,

(ii)    all time-based vesting restrictions on the Participant's outstanding Awards shall lapse as of the date of termination of Continuous Status as a Participant, and

(iii)    the target payout opportunities attainable under all of such Participant's outstanding performance-based Awards shall be deemed to have been fully earned as of the date of termination of Continuous Status as a Participant based upon an assumed achievement of all relevant performance goals at the "target" level and there shall be a prorata payout to the Participant or his or her estate within thirty (30) days following the date of termination (or any later date required by Section 17.3 of the Plan) based upon the length of time within the performance period that has elapsed prior to the date of termination of Continuous Status as a Participant.

Except as otherwise provided in this Section 14.8, any Awards shall thereafter continue or lapse in accordance with the other provisions of the Plan and the Awards Certificate. Notwithstanding the foregoing, in the case of a Participant’s termination of Continuous Status as a Participant by reason of Disability, this Section 14.8 shall apply to such Participant only if the designated person in the Participant’s employer’s Human Resources Department has received a copy of the Disability Notice before processing the Participant’s termination. To the extent that this provision causes Incentive Stock Options to exceed the dollar limitation set forth in Code Section 422(d), the excess Options shall be deemed to be Nonstatutory Stock Options.

14.9.    ACCELERATION FOR ANY OTHER REASON. Regardless of whether an event has occurred as described in Section 14.7 or 14.8 above, and subject to Section 5.5 as to Full-Value Awards and Section 14.11 as to Qualified Performance-Based Awards, the Committee may in its sole discretion at any time determine that all or a portion of a Participant's Options, SARs, and other Awards in the nature of rights that may be exercised shall become fully or partially exercisable, that all or a part of the time-based vesting restrictions on all or a portion of the outstanding Awards shall lapse, and/or that any performance-based criteria with respect to any Awards shall be deemed to be wholly or partially satisfied, in each case, as of such date as the Committee may, in its sole discretion, declare. The Committee may discriminate among Participants and among Awards granted to a Participant in exercising its discretion pursuant to this Section 14.9.

14.10.    EFFECT OF ACCELERATION. If an Award is accelerated under Section 14.7, Section 14.8 or Section 14.9, the Committee may, in its sole discretion, provide (i) that the Award will expire after a designated period of time after such acceleration to the extent not then exercised, (ii) that the Award will be settled in cash rather than Stock, (iii) that the Award will be assumed by another party to a transaction giving rise to the acceleration or otherwise be equitably converted or substituted in connection with such transaction, (iv) that the Award may be settled by payment in cash or cash equivalents equal to the excess of the Fair Market Value of the underlying Stock, as of a specified date associated with the transaction, over the exercise price of the Award, or (v) any combination of the foregoing. The Committee's determination need not be uniform and may be different for different Participants whether or not such Participants are similarly situated. To the extent that such acceleration causes Incentive Stock Options to exceed the dollar limitation set forth in Code Section 422(d), the excess Options shall be deemed to be Nonstatutory Stock Options.

14.11.    QUALIFIED PERFORMANCE-BASED AWARDS.

(a)    The provisions of the Plan are intended to ensure that all Options and Stock Appreciation Rights granted hereunder to any Covered Employee shall qualify for the Section 162(m) Exemption; provided that the exercise or base price of such Award is not less than the Fair Market Value of the Shares on the Grant Date.

(b)    When granting any other Award, the Committee may designate such Award as a Qualified Performance-Based Award, based upon a determination that the recipient is or may be a Covered Employee with respect to such Award, and the Committee wishes such Award to qualify for the Section 162(m) Exemption. If an Award is so designated, the Committee shall establish performance goals for such Award within the time period prescribed by Section 162(m) of the Code based on one or more of the following Qualified Business Criteria, which may be expressed in terms of Company-wide objectives or in terms of objectives that relate to the performance of an Affiliate or a unit, division, region, department or function within the Company or an Affiliate:

•	Gross and/or net revenue (including whether in the aggregate or attributable to specific products)

•	Cost of Goods Sold and Gross Margin

•	Costs and expenses, including Research & Development and Selling, General & Administrative

•	Income (gross, operating, net, etc.)

•	Earnings, including before interest, taxes, depreciation and amortization (whether in the aggregate or on a per share basis

•	Cash flows and share price

•	Return on assets, investment, capital or equity

•	Manufacturing efficiency (including yield enhancement and cycle time reductions), quality improvements and customer satisfaction

•	Product life cycle management (including product and technology design, development, transfer, manufacturing introduction, and sales price optimization and management)

•	Economic profit or loss

•	Market share

•	Employee retention, compensation, training and development, including succession planning

•
Objective goals consistent with the Participant's specific duties and responsibilities, designed to further the financial, operational and other business interests of the Company, including goals and objectives with respect to regulatory compliance matters.

Performance goals with respect to the foregoing Qualified Business Criteria may be specified in absolute terms (including completion of pre-established projects, such as the introduction of specified products), in percentages, or in terms of growth from period to period or growth rates over time as well as measured relative to an established or specially-created performance index of Company competitors, peers or other members of high tech industries. Any member of an index that disappears during a measurement period shall be disregarded for the entire measurement period. Performance Goals need not be based upon an increase or positive result under a business criterion and could include, for example, the maintenance of the status quo or the limitation of economic losses (measured, in each case, by reference to a specific business criterion).

(c)    Each Qualified Performance-Based Award (other than an Option or SAR) shall be earned, vested and payable (as applicable) only upon the achievement of performance goals established by the Committee based upon one or more of the Qualified Business Criteria, together with the satisfaction of any other conditions, including the condition as to continued employment as set forth in subsection (g) below, as the Committee may determine to be appropriate; provided, however, that the Committee may provide, in its sole and absolute discretion, either in connection with the grant thereof or by amendment thereafter, that achievement of such performance goals will be waived upon the death or Disability of the Participant, or upon a Change in Control. In addition, the Committee has the right, in connection with the grant of a Qualified Performance-Based Award, to exercise negative discretion to determine that the portion of such

Award actually earned, vested and /or payable (as applicable) shall be less than the portion that would be earned, vested and/or payable based solely upon application of the applicable performance goals. Performance periods established by the Committee for any such Qualified Performance-Based Award may be as short as ninety (90) days and may be any longer period. In addition, the Committee has the right, in connection with the grant of a Qualified Performance-Based Award, to exercise negative discretion to determine that the portion of such Award actually earned, vested and/or payable (as applicable) shall be less than the portion that would be earned, vested and/or payable based solely upon application of the applicable performance goals.

(d)    The Committee may provide in any Qualified Performance-Based Award, at the time the performance goals are established, that any evaluation of performance shall include, exclude or otherwise equitably adjust for any event that occurs during a performance period, including by way of example but without limitation the following: (a) asset write-downs or impairment charges; (b) litigation or claim judgments or settlements; (c) the effect of changes in tax laws, accounting principles or other laws or provisions affecting reported results; (d) accruals for reorganization and restructuring programs; (e) unusual or infrequently occurring items as described in Accounting Standards Codification Topic 225-20 (or any successor pronouncements thereto) and /or in management's discussion and analysis of financial condition and results of operations appearing in the Company's annual report to shareholders for the applicable year; (f) acquisitions or divestitures; (g) foreign exchange gains and losses; and (h) any other specific, unusual or nonrecurring events, or objectively determinable category thereof, including discontinued operations or changes in the Company’s fiscal year. To the extent such inclusions or exclusions affect Awards to Covered Employees, they shall be prescribed in a form and at a time that meets the requirements of Code Section 162(m) for deductibility.

(e)    Any payment of a Qualified Performance-Based Award granted with performance goals pursuant to subsection (c) above shall be conditioned on the written certification of the Committee in each case that the performance goals and any other material conditions were satisfied. Written certification may take the form of a Committee resolution passed by a majority of the Committee at a properly convened meeting or through unanimous action by the Committee via action by written consent. The certification requirement also may be satisfied by a separate writing executed by the Chairman of the Committee, acting in his capacity as such, following the foregoing Committee action or by the Chairman executing approved minutes of the Committee in which such determinations were made. Except as specifically provided in subsection (c), no Qualified Performance-Based Award held by a Covered Employee or an employee who in the reasonable judgment of the Committee may be a Covered Employee on the date of payment, may be amended, nor may the Committee exercise any discretionary authority it may otherwise have under the Plan with respect to a Qualified Performance-Based Award under the Plan, in any manner to waive the achievement of the applicable performance goal based on Qualified Business Criteria or to increase the amount payable pursuant thereto or the value thereof, or otherwise in a manner that would cause the Qualified Performance-Based Award to cease to qualify for the Section 162(m) Exemption.

(f)    Section 5.4 sets forth the maximum number of Shares that may be granted in any one-year period to a Participant in designated forms of stock-based Awards.

(g)    With respect to a Participant who is an officer of the Company, any payment of a Qualified Performance-Based Award granted with performance goals pursuant to subsection (c) above shall be conditioned on the officer having remained continuously employed by the Company or an Affiliate for the entire performance or measurement period, including, as well, through the date of determination and certification of the payment of any such Award pursuant to subsection (e) above (the "Certification Date"). For purposes of the Plan, with respect to any given performance or measurement period, an officer of the Company (i) who terminates employment (regardless of cause) or who otherwise ceases to be an officer, prior to the Certification Date, and (ii) who, pursuant to a separate contractual arrangement with the Company is entitled to receive payments from the Company thereunder extending to or beyond such Certification Date as a result of such termination or cessation in officer status, shall be deemed to have been employed by the Company as an officer through the Certification Date for purposes of payment eligibility.

14.12.    TERMINATION OF EMPLOYMENT. Whether military, government or other service or other leave of absence shall constitute a termination of employment shall be determined in each case by the Committee at its discretion, and any determination by the Committee shall be final and conclusive. A Participant's Continuous Status as a Participant shall not be deemed to terminate (i) in a circumstance in which a Participant transfers from the

Company to an Affiliate, transfers from an Affiliate to the Company, or transfers from one Affiliate to another Affiliate, or (ii) in the discretion of the Committee as specified at or prior to such occurrence, in the case of a spin-off, sale or disposition of the Participant's employer from the Company or any Affiliate. To the extent that this provision causes Incentive Stock Options to extend beyond three months from the date a Participant is deemed to be an employee of the Company, a Parent or Subsidiary for purposes of Sections 424(e) and 424(f) of the Code, the Options held by such Participant shall be deemed to be Nonstatutory Stock Options.

14.13.    FORFEITURE EVENTS. Awards under the Plan shall be subject to any compensation recoupment policy that the Company will adopt from time to time, as required by law or otherwise, to the extent applicable. In addition, the Committee may specify in an Award Certificate that the Participant's rights, payments and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of an Award. Such events shall include, but shall not be limited to, termination of employment for cause, violation of material Company or Affiliate policies, breach of noncompetition, confidentiality or other restrictive covenants that may apply to the Participant, or other conduct by the Participant that is detrimental to the business or reputation of the Company or any Affiliate, or a later determination that the vesting of, or amount realized from, a Performance Award was based on materially inaccurate financial statements or any other materially inaccurate performance metric criteria, whether or not the Participant caused or contributed to such material inaccuracy.

14.14.    SUBSTITUTE AWARDS. The Committee may grant Awards under the Plan in substitution for stock and stock-based awards held by employees of another entity who become employees of the Company or an Affiliate as a result of a merger or consolidation of the former employing entity with the Company or an Affiliate or the acquisition by the Company or an Affiliate of property or stock of the former employing corporation. The Committee may direct that the substitute awards be granted on such terms and conditions as the Committee considers appropriate in the circumstances.

ARTICLE 15
CHANGES IN CAPITAL STRUCTURE

15.1.    MANDATORY ADJUSTMENTS. In the event of a nonreciprocal transaction between the Company and its shareholders that causes the per-share value of the Stock to change (including, without limitation, any stock dividend, stock split, spin-off, rights offering, or large nonrecurring cash dividend), the authorization limits under Section 5.1 and 5.4 shall be adjusted proportionately, and the Committee shall make such adjustments to the Plan and Awards as it deems necessary, in its sole discretion, to prevent dilution or enlargement of rights immediately resulting from such transaction. Action by the Committee may include: (i) adjustment of the number and kind of shares that may be delivered under the Plan; (ii) adjustment of the number and kind of shares subject to outstanding Awards; (iii) adjustment of the exercise price of outstanding Awards or the measure to be used to determine the amount of the benefit payable on an Award; and (iv) any other adjustments that the Committee determines to be equitable. Notwithstanding the foregoing, the Committee shall not make any adjustments to outstanding Options or SARs that would constitute a modification or substitution of the stock right under Treas. Reg. Sections 1.409A-1(b)(5)(v) that would be treated as the grant of a new stock right or change in the form of payment for purposes of Code Section 409A. Without limiting the foregoing, in the event of a subdivision of the outstanding Stock (stock-split), a declaration of a dividend payable in Shares, or a combination or consolidation of the outstanding Stock into a lesser number of Shares, the authorization limits under Section 5.1 and 5.4 shall automatically be adjusted proportionately, and the Shares then subject to each Award shall automatically, without the necessity for any additional action by the Committee, be adjusted proportionately without any change in the aggregate purchase price therefore.

15.2.    DISCRETIONARY ADJUSTMENTS. Upon the occurrence or in anticipation of any corporate event or transaction involving the Company (including, without limitation, any merger, reorganization, recapitalization, combination or exchange of shares, or any transaction described in Section 15.1), the Committee may, in its sole discretion, provide (i) that Awards will be settled in cash rather than Stock, (ii) that Awards will become immediately vested and non-forfeitable and exercisable (in whole or in part) and will expire after a designated period of time to the extent not then exercised, (iii) that Awards will be assumed by another party to a transaction or otherwise be equitably converted or substituted in connection with such transaction, (iv) that outstanding Awards may be settled by payment in cash or cash equivalents equal to the excess of the Fair Market Value of the underlying Stock, as of a specified date associated with the transaction (or the per-share transaction price), over the exercise or base price of the Award, (v) that performance targets and performance periods for Performance Shares will be modified, consistent with Code Section 162(m) where applicable, or (vi) any combination of the foregoing. The Committee's determination need not be uniform and may be different for different Participants whether or not such Participants are similarly situated.

15.3.    GENERAL. Any discretionary adjustments made pursuant to this Article 15 shall be subject to the provisions of Section 16.2. To the extent that any adjustments made pursuant to this Article 15 cause Incentive Stock Options to cease to qualify as Incentive Stock Options, such Options shall be deemed to be Nonstatutory Stock Options.

ARTICLE 16
AMENDMENT, MODIFICATION AND TERMINATION

16.1.    AMENDMENT, MODIFICATION AND TERMINATION. The Board or the Committee may, at any time and from time to time, amend, modify or terminate the Plan without stockholder approval; provided, however, that if an amendment to the Plan would, in the reasonable opinion of the Board or the Committee, either (i) materially increase the number of Shares available under the Plan, (ii) expand the types of awards under the Plan, (iii) materially expand the class of participants eligible to participate in the Plan, (iv) materially extend the term of the Plan, or (v) otherwise constitute a material change requiring stockholder approval under applicable laws, policies or regulations or the applicable listing or other requirements of an Exchange, then such amendment shall be subject to stockholder approval; and provided, further, that the Board or Committee may condition any other amendment or modification on the approval of shareholders of the Company for any reason, including by reason of such approval being necessary or deemed advisable to (i) to comply with the listing or other requirements of an Exchange, or (ii) to satisfy any other tax, securities or other applicable laws, policies or regulations. Without the prior approval of the shareholders of the Company, the Plan may not be amended to permit: (i) the exercise price or base price of an Option or SAR to be reduced, directly or indirectly, (ii) an Option or SAR to be cancelled in exchange for cash, other Awards, or Options or SARs with an exercise or base price that is less than the exercise price or base price of the original Option or SAR, or otherwise, or (iii) the Company to repurchase an Option or SAR for value (in cash or otherwise) from a Participant if the current Fair Market Value of the Shares underlying the Option or SAR is lower than the exercise price or base price per share of the Option or SAR.

16.2.    AWARDS PREVIOUSLY GRANTED. At any time and from time to time, the Committee may amend, modify or terminate any outstanding Award without approval of the Participant; provided, however:

(a)    Subject to the terms of the applicable Award Certificate, such amendment, modification or termination shall not, without the Participant's consent, reduce or diminish the value of such Award determined as if the Award had been exercised, vested, cashed in or otherwise settled on the date of such amendment or termination (with the per-share value of an Option or Stock Appreciation Right for this purpose being calculated as the excess, if any, of the Fair Market Value as of the date of such amendment or termination over the exercise or base price of such Award);

(b)    The original term of an Option or Stock Appreciation Right may not be extended without the prior approval of the shareholders of the Company;

(c)    Except as otherwise provided in Article 15, without the prior approval of the shareholders of the Company, (i) the exercise price of an Option or SAR may not be reduced, directly or indirectly, (ii) an option or SAR may not be cancelled in exchange for cash, other Awards or Options or SARs with an exercise or base price that is less than the exercise price or base price of the original Option or SAR, or otherwise, and (iii) the Company may not repurchase an Option or SAR for value (in cash or otherwise) from a Participant if the current Fair Market Value of the Shares underlying the Option or SAR is lower than the exercise price or base price per share of the Option or SAR; and

(d)    No termination, amendment, or modification of the Plan shall adversely affect any Award previously granted under the Plan, without the written consent of the Participant affected thereby. An outstanding Award shall not be deemed to be "adversely affected" by a Plan amendment if such amendment would not reduce or diminish the value of such Award determined as if the Award had been exercised, vested, cashed in or otherwise settled on the date of such amendment (with the per-share value of an Option or Stock Appreciation Right for this purpose being calculated as the excess, if any, of the Fair Market Value as of the date of such amendment over the exercise or base price of such Award).

16.3.    COMPLIANCE AMENDMENTS. Notwithstanding anything in the Plan or in any Award Certificate to the contrary, the Committee may amend the Plan or an Award Certificate, to take effect retroactively or otherwise, as deemed necessary or advisable for the purpose of conforming the Plan or Award Certificate to any present or future law relating to plans of this or similar nature (including, but not limited to, Section 409A of the Code), and to the administrative regulations and rulings promulgated thereunder. By accepting an Award under this Plan, a Participant agrees to any amendment made pursuant to this Section 16.3 to any Award granted under the Plan without further consideration or action.

ARTICLE 17
GENERAL PROVISIONS

17.1.    NO RIGHTS TO AWARDS; NON-UNIFORM DETERMINATIONS. No Participant or any Eligible Participant shall have any claim to be granted any Award under the Plan. Neither the Company, its Affiliates nor the Committee is obligated to treat Participants or Eligible Participants uniformly, and determinations made under the Plan may be made by the Committee selectively among Eligible Participants who receive, or are eligible to receive, Awards (whether or not such Eligible Participants are similarly situated).

17.2.    NO STOCKHOLDER RIGHTS. No Award gives a Participant any of the rights of a stockholder of the Company unless and until Shares are in fact issued to such person in connection with such Award.

17.3.    SPECIAL PROVISIONS RELATED TO SECTION 409A OF THE CODE.

(a)    It is intended that the payments and benefits provided under the Plan and any Award shall either be exempt from the application of, or comply with, the requirements of Section 409A of the Code. The Plan and all Award Certificates shall be construed in a manner that effects such intent. Nevertheless, the tax treatment of the benefits provided under the Plan or any Award is not warranted or guaranteed. Neither the Company, its Affiliates nor their respective directors, officers, employees or advisers (other than in his or her capacity as a Participant) shall be held liable for any taxes, interest, penalties or other monetary amounts owed by any Participant or other taxpayer as a result of the Plan or any Award.

(b)    Notwithstanding anything in the Plan or in any Award Certificate to the contrary, to the extent that any amount or benefit that would constitute non-exempt "deferred compensation" for purposes of Section 409A of the Code ("Non-Exempt Deferred Compensation") would otherwise be payable or distributable, or a different form of payment (e.g., lump sum or installment) would be effected, under the Plan or any Award Certificate by reason of the occurrence of a Change in Control, or the Participant's Disability or separation from service, such Non-Exempt Deferred Compensation will not be payable or distributable to the Participant, and/or such different form of payment will not be effected, by reason of such circumstance unless the circumstances giving rise to such Change in Control, Disability or separation from service meet any description or definition of "change in control event", "disability" or "separation from service", as the case may be, in Section 409A of the Code and applicable regulations (without giving effect to any elective provisions that may be available under such definition). This provision does not prohibit the vesting of any Award upon a Change in Control, Disability or separation from service, however defined. If this provision prevents the payment or distribution of any amount or benefit, or the application of a different form of payment of any amount or benefit, such payment or distribution shall be made at the time and in the form that would have applied absent the Change in Control, Disability or separation from service, as applicable.

(c)    If any one or more Awards granted under the Plan to a Participant could qualify for any separation pay exemption described in Treas. Reg. Section 1.409A-1(b)(9), but such Awards in the aggregate exceed the dollar limit permitted for the separation pay exemptions, the Company (acting through the Committee or the Company's Chief Executive Officer) shall determine which Awards or portions thereof will be subject to such exemptions.

(d)    Notwithstanding anything in the Plan or in any Award Certificate to the contrary, if any amount or benefit that would constitute Non-Exempt Deferred Compensation would otherwise be payable or distributable under this Plan or any Award Certificate by reason of a Participant's separation from service during a period in which the Participant is a Specified Employee (as defined below), then, subject to any permissible acceleration of payment by the Committee under Treas. Reg. Section 1.409A-3(j)(4)(ii) (domestic relations order), (j)(4)(iii) (conflicts of interest), or (j)(4)(vi) (payment of employment taxes):

(i)    if the payment or distribution is payable in a lump sum, the Participant's right to receive payment or distribution of such Non-Exempt Deferred Compensation will be delayed until the earlier of the Participant's death or the first day of the seventh month following the Participant's separation from service; and

(ii)    if the payment or distribution is payable over time, the amount of such Non-Exempt Deferred Compensation that would otherwise be payable during the six-month period immediately following the Participant's separation from service will be accumulated and the Participant's right to receive payment or distribution of such accumulated amount will be delayed until the earlier of the Participant's death or the first day of the seventh month following the Participant's separation from service, whereupon the accumulated amount will be paid or distributed to the Participant and the normal payment or distribution schedule for any remaining payments or distributions will resume.

For purposes of this Plan, the term "Specified Employee" has the meaning given such term in Code Section 409A and the final regulations thereunder, provided, however, that, as permitted in such final regulations, the Company's Specified Employees and its application of the six-month delay rule of Code Section 409A(a)(2)(B)(i) shall be determined in accordance with rules adopted by the Board or any committee of the Board, which shall be applied consistently with respect to all nonqualified deferred compensation arrangements of the Company, including this Plan.

(e)    If, pursuant to an Award, a Participant is entitled to a series of installment payments, such Participant's right to the series of installment payments shall be treated as a right to a series of separate payments and not to a single payment. For purposes of the preceding sentence, the term "series of installment payments" has the meaning provided in Treas. Reg. Section 1.409A-2(b)(2)(iii) (or any successor thereto).

(f)    The Company shall have the sole authority to make any accelerated distribution permissible under Treas. Reg. section 1.409A-3(j)(4) to Participants of deferred amounts, provided that such distribution(s) meets the requirements of Treas. Reg. section 1.409A-3(j)(4).

(g)    Whenever an Award conditions a payment or benefit on the Participant's execution and non-revocation of a release of claims, such release must be executed and all revocation periods shall have expired within 60 days after the date of termination of the Participant's employment; failing which such payment or benefit shall be forfeited. If such payment or benefit is exempt from Section 409A of the Code, the Company may elect to make or commence payment at any time during such 60-day period. If such payment or benefit constitutes Non-Exempt Deferred Compensation, then, subject to subsection (d) above, (i) if such 60-day period begins and ends in a single calendar year, the Company may make or commence payment at any time during such period at its discretion, and (ii) if such 60-day period begins in one calendar year and ends in the next calendar year, the payment shall be made or commence during the second such calendar year (or any later date specified for such payment under the applicable Award), even if such signing and non-revocation of the release occur during the first such calendar year included within such 60-day period.

17.4.    WITHHOLDING. The Company or any Affiliate shall have the authority and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy federal, state, and local taxes (including the Participant's FICA obligation) required by law to be withheld with respect to any exercise, lapse of restriction or other taxable event arising as a result of the Plan. With respect to withholding required upon any taxable event under the Plan, the Committee may, at the time the Award is granted or thereafter, require or permit that any such withholding requirement be satisfied, in whole or in part, by withholding from the Award Shares having a Fair Market Value on the date of withholding equal to the minimum amount (and not any greater amount) required to be withheld for tax purposes, all in accordance with such procedures as the Committee establishes. All such elections shall be subject to any restrictions or limitations that the Committee, in its sole discretion, deems appropriate.

17.5.    NO RIGHT TO CONTINUED SERVICE. Nothing in the Plan, any Award Certificate or any other document or statement made with respect to the Plan, shall interfere with or limit in any way the right of the Company or any Affiliate to terminate any Participant's employment or status as an officer, director or consultant at any time, nor confer upon any Participant any right to continue as an employee, officer, director or consultant of the Company or any Affiliate, whether for the duration of a Participant's Award or otherwise. Neither an Award nor any benefits arising under this Plan shall constitute an employment contract with the Company or any Affiliate and, accordingly, subject to Article 16, this Plan and the benefits hereunder may be terminated at any time in the sole and exclusive discretion of the Board of Directors without giving rise to any liability on the part of the Company or an of its Affiliates.

17.6.    UNFUNDED STATUS OF AWARDS. The Plan is intended to be an "unfunded" plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant pursuant to an Award, nothing contained in the Plan or any Award Certificate shall give the Participant any rights that are greater than those of a general creditor of the Company or any Affiliate. This Plan is not intended to be subject to ERISA.

17.7.    RELATIONSHIP TO OTHER BENEFITS. No payment under the Plan shall be taken into account in determining any benefits under any pension, retirement, savings, profit sharing, group insurance, welfare or benefit plan of the Company or any Affiliate unless provided otherwise in such other plan.

17.8.    EXPENSES. The expenses of administering the Plan shall be borne by the Company and its Affiliates.

17.9.    TITLES AND HEADINGS. The titles and headings of the Sections in the Plan are for convenience of reference only, and in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control.

17.10.    GENDER AND NUMBER. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine; the plural shall include the singular and the singular shall include the plural.

17.11.    FRACTIONAL SHARES. No fractional Shares shall be issued and the Committee shall determine, in its discretion, whether cash shall be given in lieu of fractional Shares or whether such fractional Shares shall be eliminated by rounding up or down.

17.12.    GOVERNMENT AND OTHER REGULATIONS.

(a)    Notwithstanding any other provision of the Plan, no Participant who acquires Shares pursuant to the Plan may, during any period of time that such Participant is an affiliate of the Company (within the meaning of the rules and regulations of the Securities and Exchange Commission under the 1933 Act), sell such Shares, unless such offer and sale is made (i) pursuant to an effective registration statement under the 1933 Act, which is current and includes the Shares to be sold, or (ii) pursuant to an appropriate exemption from the registration requirement of the 1933 Act, such as that set forth in Rule 144 promulgated under the 1933 Act.

(b)    Notwithstanding any other provision of the Plan, if at any time the Committee shall determine that the registration, listing or qualification of the Shares covered by an Award upon any Exchange or under any foreign, federal, state or local law or practice, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of such Award or the purchase or receipt of Shares thereunder, no Shares may be purchased, delivered or received pursuant to such Award unless and until such registration, listing, qualification, consent or approval shall have been effected or obtained free of any condition not acceptable to the Committee. Any Participant receiving or purchasing Shares pursuant to an Award shall make such representations and agreements and furnish such information as the Committee may request to assure compliance with the foregoing or any other applicable legal requirements. The Company shall not be required to issue or deliver any certificate or certificates for Shares under the Plan prior to the Committee's determination that all related requirements have been fulfilled. The Company shall in no event be obligated to register any securities pursuant to the 1933 Act or applicable state or foreign law or to take any other action in order to cause the issuance and delivery of such certificates to comply with any such law, regulation or requirement.

17.13.    GOVERNING LAW. To the extent not governed by federal law, the Plan and all Award Certificates shall be construed in accordance with and governed by the laws of the State of Delaware.

17.14.    ADDITIONAL PROVISIONS. Each Award Certificate may contain such other terms and conditions as the Committee may determine; provided that such other terms and conditions are not inconsistent with the provisions of the Plan.

17.15.    NO LIMITATIONS ON RIGHTS OF COMPANY. The grant of any Award shall not in any way affect the right or power of the Company to make adjustments, reclassification or changes in its capital or business structure or to merge, consolidate, dissolve, liquidate, sell or transfer all or any part of its business or assets. The Plan shall not restrict the authority of the Company, for proper corporate purposes, to draft or assume awards, other than under the Plan, to or with respect to any person. If the Committee so directs, the Company may issue or transfer Shares to an Affiliate, for such lawful consideration as the Committee may specify, upon the condition or understanding that the Affiliate will transfer such Shares to a Participant in accordance with the terms of an Award granted to such Participant and specified by the Committee pursuant to the provisions of the Plan.

17.16.    INDEMNIFICATION. Each person who is or shall have been a member of the Committee, or of the Board, or an officer of the Company to whom authority was delegated in accordance with Article 4 shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him or her in settlement thereof, with the Company's approval, or paid by him or her in satisfaction of any judgment in any such action, suit, or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf, unless such loss, cost, liability, or expense is a result of his or her own willful misconduct or except as expressly provided by statute. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company's Certificate of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

17.17.    SEVERABILITY. In the event that any provision of this Plan is found to be invalid or otherwise unenforceable under any applicable law, such invalidity or unenforceability will not be construed as rendering any other provisions contained herein as invalid or unenforceable, and all such other provisions will be given full force and effect to the same extent as though the invalid or unenforceable provision was not contained herein.

APPENDIX B

SECTION 382 RIGHTS AGREEMENT

dated as of

July 20, 2016

between

MICRON TECHNOLOGY, INC.

and

WELLS FARGO BANK, NATIONAL ASSOCIATION,

as Rights Agent

SECTION 382 RIGHTS AGREEMENT

This Section 382 Rights Agreement, dated as of July 20, 2016 (the “Agreement”), is between MICRON TECHNOLOGY, INC., a Delaware corporation (the “Company”), and WELLS FARGO BANK, NATIONAL ASSOCIATION, as Rights Agent (the “Rights Agent”).

W I T N E S S E T H

WHEREAS, the Company has generated NOLs and other Tax Benefits (as such terms are hereinafter defined) for United States Federal income tax purposes; and such NOLs and other Tax Benefits may potentially provide valuable tax benefits to the Company; the Company desires to avoid an “ownership change” within the meaning of Section 382 and the Treasury Regulations (as such terms are hereinafter defined) promulgated thereunder, and thereby preserve the ability to utilize fully such NOLs and other Tax Benefits; and, in furtherance of such objective, the Company desires to enter into this Agreement; and

WHEREAS, on July 20, 2016 (the “Rights Dividend Declaration Date”), the Board of Directors of the Company authorized and declared a dividend of one common stock purchase right (a “Right”) for each share of Common Stock (as hereinafter defined) outstanding at the Close of Business on August 1, 2016 (the “Record Date”) and has authorized the issuance, upon the terms and subject to the conditions hereinafter set forth, of one Right in respect of each share of Common Stock issued between the Record Date and the earlier of the Distribution Date and the Expiration Date, each Right initially representing the right to purchase one-half of one share of Common Stock upon the terms and subject to the conditions hereinafter set forth; and

WHEREAS, the Company desires to appoint the Rights Agent to act as rights agent hereunder, in accordance with the terms and conditions hereof.

NOW, THEREFORE, in consideration of the premises and the mutual agreements herein set forth, the parties hereto agree as follows:

Section 1. Certain Definitions. The defined terms herein, whether defined in this Section 1 or elsewhere in this Agreement, shall apply equally to both singular and plural forms of the terms defined. For purposes of this Agreement, the following terms have the meanings indicated:

“Acquiring Person” shall mean any Person who or which, alone or together with all Affiliates and Associates of such Person, shall be the Beneficial Owner of 4.99% or more of the shares of Common Stock then outstanding, but not including (a) the Company, any Subsidiary of the Company, any employee benefit or compensation plan of the Company or of any of its Subsidiaries or any Person organized, appointed or established by the Company and holding shares of Common Stock for or pursuant to the terms of any such employee benefit or compensation plan, (b) any Grandfathered Person, unless such Grandfathered Person becomes the Beneficial Owner of a percentage of the Common Stock then outstanding exceeding such Grandfathered Person’s Grandfathered Percentage by 0.5% or more or (c) any Exempt Person; provided, however, that no Person who or which, alone or together with all Affiliates and Associates of such Person, has become and is the Beneficial Owner of 4.99% or more (or in the case of a Grandfathered Person, has exceeded and is exceeding such Grandfathered Person’s Grandfathered Percentage by 0.5% or more) of the shares of Common Stock at the time outstanding, will be deemed to have become an Acquiring Person solely as the result of (i) a change in the aggregate number of shares of Common Stock outstanding since the last date on which such Person acquired Beneficial Ownership of any shares of Common Stock, including pursuant to a dividend or distribution of shares by the Company made on a pro rata basis to all holders of Common Stock or the issuance of shares by the Company pursuant to a split or subdivision of the outstanding Common Stock; (ii) equity compensation awards granted to such Person by the Company or as a result of an adjustment to the number of shares of Common Stock represented by such equity compensation award pursuant to the terms thereof, unless and until such time, in the case of clause (i) and clause (ii), as such Person or one or more of its Affiliates or Associates thereafter acquires Beneficial Ownership of one additional share of Common Stock (other than any shares of Common Stock acquired as described in clause (i) or (ii) above); or (iii) the acquisition by such Person or one or more of its Affiliates or Associates of Beneficial Ownership of additional shares of Common Stock if the Board of Directors determines that such acquisition was made in good faith without the knowledge by such Person or one or more of its Affiliates or Associates that such Person would thereby become an Acquiring Person (including because (A) such Person was unaware that it Beneficially Owned a percentage of then-outstanding Common Stock that would otherwise cause such Person, together with all Affiliates and Associates of such Person, to become an “Acquiring Person” or (B) such Person was aware of the extent of its Beneficial Ownership but was unaware of the consequences of such Beneficial Ownership under this Agreement), which determination of the Board of Directors shall be conclusive and binding on such Person, the Rights Agent, the holders of the Rights and all other Persons.

Notwithstanding clause (iii) of the proviso in the prior sentence, unless the Board of Directors determines pursuant to the definition of “Exempt Person” that an Inadvertent Acquiror is an Exempt Person, if any Person that is not an Acquiring Person due to such clause (iii) does not reduce its, together with all of its Affiliates and Associates, percentage of Beneficial Ownership of Common Stock to less than 4.99% by the Close of Business on the tenth calendar day after notice from the Company (the date of notice being the first day) that such Person’s Beneficial Ownership of shares of Common Stock would make it an Acquiring Person, such Person shall, at the end of such ten calendar day period, become an Acquiring Person (and such clause (iii) shall no longer apply to such Person). If any Person that is not an Acquiring Person due to such clause (iii) and the requirements of the prior sentence shall again become the Beneficial Owner of 4.99% or more of the shares of Common Stock then outstanding, such Person shall be deemed an “Acquiring Person”, subject to the exceptions set forth in this definition.

“Affiliate” and “Associate”, when used with reference to any Person, shall have the respective meanings ascribed to such terms in Rule 12b-2 of the General Rules and Regulations under the Exchange Act, as in effect on the date of this Agreement, and to the extent not included within the foregoing, shall also include with respect to any Person, any other Person whose shares of Common Stock would be deemed to be constructively owned by such first Person, owned by a single “entity” as defined in Section 1.382-3(a)(1) of the Treasury Regulations, or otherwise aggregated with shares owned by such first Person, pursuant to the provisions of the Code, or any successor or replacement provision, and the Treasury Regulations promulgated thereunder.

A Person shall be deemed the “Beneficial Owner” of, and shall be deemed to “Beneficially Own”, and shall be deemed to have “Beneficial Ownership” of, any securities:

(a) that such Person or any of such Person’s Affiliates or Associates is deemed to “beneficially own” within the meaning of Rule 13d-3 of the General Rules and Regulations under the Exchange Act, as in effect on the date of this Agreement; provided, however, that a Person shall not be deemed the Beneficial Owner of, or to Beneficially Own, or to have Beneficial Ownership of, any shares of Common Stock by virtue of owning securities or other interests (including rights, options or warrants) that are convertible or exchangeable into, or exercisable for, shares of Common Stock, except to the extent that upon the acquisition or transfer of such securities or other interests, such securities or other interests would be treated as exercised under Section 1.382-4(d) or other applicable sections of the Treasury Regulations;

(b) that such Person or any of such Person’s Affiliates or Associates has, directly or indirectly, the legal, equitable or contractual right or obligation to acquire (whether such right is exercisable immediately or only after the passage of time, compliance with regulatory requirements, fulfillment of a condition or otherwise, or whether within the control of such Person) pursuant to any agreement, arrangement or understanding (written or oral), or upon the exercise of conversion rights, exchange rights, other rights (other than the Rights), warrants or options, or otherwise; provided, however, that a Person shall not be deemed under this clause (b) to be the Beneficial Owner of, or to Beneficially Own, or to have Beneficial Ownership of (i) any shares of Common Stock by virtue of owning securities or other interests (including rights, options or warrants) that are convertible or exchangeable into, or exercisable for, shares of Common Stock, except to the extent that upon the acquisition or transfer of such securities or other interests, such securities or other interests would be treated as exercised under Section 1.382-4(d) or other applicable sections of the Treasury Regulations or (ii) any securities tendered pursuant to a tender or exchange offer made by or on behalf of such Person or any of such Person’s Affiliates or Associates until such tendered securities are accepted for purchase or exchange thereunder or cease to be subject to withdrawal by the tendering security holder;

(c) that such Person or any of such Person’s Affiliates or Associates has the right to vote pursuant to any agreement, arrangement or understanding (written or oral); provided, however, that a Person shall not be deemed under this clause (c) to be the Beneficial Owner of, or to Beneficially Own, or to have Beneficial Ownership of, any security if (i) the agreement, arrangement or understanding to vote such security arises solely from a revocable proxy or consent given to such Person in response to a public proxy or consent solicitation made generally to all holders of shares of Common Stock of the Company pursuant to, and in accordance with, the applicable rules and regulations under the Exchange Act and (ii) the beneficial ownership of such security is not also then reportable on Schedule 13D or 13G under the Exchange Act (or any comparable or successor report);

(d) that such Person or any of such Person’s Affiliates or Associates has the right to dispose of, pursuant to any agreement, arrangement or understanding (written or oral);

(e) that are beneficially owned, directly or indirectly, by any other Person (or an Affiliate or Associate thereof) with which such Person (or any of such Person’s Affiliates or Associates) has any agreement, arrangement or understanding (written or oral) for the purpose of acquiring (except pursuant to a tender or exchange offer subject to withdrawal as described in the proviso to clause (b) of this definition) such securities, but only if the effect of such agreement, arrangement or understanding is to treat such Persons as an “entity” under Section 1.382-3(a)(1) or other applicable sections of the Treasury Regulations; or

(f) which are the subject of, or the reference securities for, or that underlie, any derivative security (as defined under Rule 16a-1 under the Exchange Act) Beneficially Owned by such Person or any of such Person’s Affiliates or Associates, with the number of shares of Common Stock deemed Beneficially Owned being the notional or other number of shares of Common Stock specified in the documentation evidencing such derivative security as being subject to be acquired upon the exercise or settlement of such derivative security or as the basis upon which the value or settlement amount of such derivative security is to be calculated in whole or in part or, if no such number of shares of Common Stock is specified in such documentation, as determined by the Board of Directors in its sole discretion to be the number of shares of Common Stock to which such derivative security relates, to the extent that such derivative security is being used to evade the ownership change rules under Section 382.

Notwithstanding the foregoing, nothing contained in this definition shall cause a Person to be deemed the “Beneficial Owner” of, or to “Beneficially Own”, or to have “Beneficial Ownership” of, securities (A) if the Person is ordinarily engaged in business as an underwriter of securities and has acquired such securities in a bona fide firm commitment underwriting pursuant to an underwriting agreement with the Company until the expiration of 40 calendar days (or such later date as the Board of Directors may determine in any specific case) after the date of such acquisition, and then only if such securities continue to be owned by such Person at such expiration of 40 calendar days (or such later date as the Board of Directors may determine in any specific case), or (B) if such Person is a “clearing agency” (as defined in Section 3(a)(23) of the Exchange Act) and has acquired such securities solely as a result of such status.

Notwithstanding anything in this Agreement to the contrary, to the extent not contained in this definition, a Person shall be deemed the “Beneficial Owner” of and shall be deemed to “Beneficially Own” or have “Beneficial Ownership” of, shares of Common Stock that such Person would be deemed to constructively own or that otherwise would be aggregated with shares owned by such Person pursuant to Section 382, or any successor provision or replacement provision of the Code and the Treasury Regulations promulgated thereunder. “Board of Directors” means the Board of Directors of the Company.

“Business Day” means any day other than a Saturday, Sunday or a day on which banking institutions in the State of New York (or such other state in which the principal office of the Rights Agent is located) are authorized or obligated by law or executive order to close.

“Close of Business” on any given date means 5:00 p.m., New York City time, on such date; provided, however, that if such date is not a Business Day, “Close of Business” means 5:00 p.m., New York City time, on the next succeeding Business Day.

“Code” means the Internal Revenue Code of 1986, as amended.

“Common Stock”, when used with reference to the Company prior to a Business Combination, shall mean the shares of Common Stock, par value $.10 per share, of the Company, or any other shares of capital stock of the Company into which the Common Stock shall be reclassified or changed and any other interest that would be treated as “stock” of the Company for purposes of Section 382 (including but not limited to Treasury Regulation Section 1.382-2T(f)(18)) in this Section 1 and all other provisions of this Agreement in which such meaning is necessary in order to ensure that this Agreement is effective in carrying out its stated purpose and intent of preserving the Company’s NOLs and other Tax Benefits; “Common Stock”, when used with reference to any Person (other than the Company prior to a Business Combination), shall mean shares of capital stock of such Person (if such Person is a corporation) of any class or series, or units of equity interests in such Person (if such Person is not a corporation) of any class or series, the terms of which do not limit (as a maximum amount and not merely in proportional terms) the amount of dividends or income payable or distributable on such class or series or the amount of assets distributable on such class or series upon any voluntary or involuntary liquidation, dissolution or winding up of such Person and do not provide that such class or series is subject to redemption at the option of such Person, or any shares of capital stock or units of equity interests into which the foregoing shall be reclassified or changed, and if there shall be more than one class or series of such shares of capital stock or units of equity interests of such Person, then “Common Stock” of such Person shall mean the class or series of capital stock of such Person or units of equity interests in such Person having voting power (being the power under ordinary circumstances (and not merely upon the happening of a contingency) to vote in the election of directors of such Person (if such Person is a corporation) or to participate in the management and control of such Person (if such Person is not a corporation)), or in the case of multiple classes or series having such voting power, having the greatest voting power.

“Current Exchange Value” means the product of the current market price per share of Common Stock on the date of the occurrence of an Exchange Determination (or the next Business Day, if such date is not a Business Day) multiplied by the number of shares of Common Stock for which the Right would otherwise be exchangeable (without regard to whether there were sufficient shares of Common Stock available therefor).

“Definitive Acquisition Agreement” means any agreement entered into by the Company that is conditioned on the approval by the holders of not less than a majority of the outstanding shares of Common Stock at a meeting of stockholders with respect to (i) a merger, consolidation, recapitalization, reorganization, share exchange, business combination or similar transaction involving the Company or (ii) the acquisition in any manner, directly or indirectly, of more than 50% of the consolidated total assets (including, without limitation, equity securities of its Subsidiaries) of the Company.

“Distribution Date” means the Close of Business on the earlier of (i) the tenth calendar day after the Stock Acquisition Date and (ii) the tenth Business Day (or such later date as may be determined by action of the Board of Directors prior to such time as any Person becomes an Acquiring Person) after the date of commencement by any Person (other than the Company, any Subsidiary of the Company, any employee benefit plan of the Company or any Subsidiary of the Company, or any Person organized, appointed or established by the Company or any of its Subsidiaries for or pursuant to the terms of any such plan) of, or after the date of the first public announcement of the intention of any Person (other than the Company, any Subsidiary of the Company, any employee benefit plan of the Company or any Subsidiary of the Company, or any Person organized, appointed or established by the Company or any of its Subsidiaries for or pursuant to the terms of any such plan) to commence, a tender or exchange offer the consummation of which could result in any Person becoming the Beneficial Owner of 4.99% or more of the shares of Common Stock of the Company then outstanding.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Exempt Person” shall mean any Person, alone or together with all Affiliates and Associates of such Person, whose Beneficial Ownership of 4.99% or more of the then outstanding shares of Common Stock, as determined by the Board of Directors in its sole discretion, or a duly constituted committee of Independent Directors, in its sole discretion, including a determination pursuant to Section 28, (a) would not jeopardize or endanger the availability to the Company of its NOLs or other Tax Benefits, taking into account all relevant facts and circumstances, including the potential for the Company to issue a reasonable amount of equity in the future without jeopardizing the availability of its NOLs and other Tax Benefits or (b) is otherwise in the best interests of the Company; provided, however, that the Board of Directors, or a duly constituted committee of Independent Directors, makes such determination either (x) before the time such Person otherwise would have become an Acquiring Person, or (y) after the time such Person otherwise would have become an Acquiring Person if the Board of Directors has determined that such Person is an Inadvertent Acquiror; provided, further, that such Person will cease to be an “Exempt Person” if the Board of Directors, in its sole discretion, or a duly constituted committee of Independent Directors, makes a contrary determination with respect to the effect of such Person’s Beneficial Ownership (together with all Affiliates and Associates of such Person) with respect to the availability to the Company of its NOLs or other Tax Benefits, taking into account all relevant facts and circumstances, including the potential for the Company to issue a reasonable amount of equity in the future without jeopardizing the availability of its NOLs and other Tax Benefits. In granting an exemption under this definition, the Board of Directors may require any Person who would otherwise be an Acquiring Person to make certain representations, undertakings or covenants or to agree that any violation or attempted violation of such representations, undertakings or covenants will result in such consequences and be subject to such conditions as the Board of Directors, or a duly constituted committee of Independent Directors, may determine in its sole discretion, including that any such violation shall result in such Person becoming an Acquiring Person.

“Exempt Transaction” shall mean any transaction that the Board of Directors determines, or a duly constituted committee of Independent Directors determines, is exempt from this Agreement, which determination shall be made in the sole discretion of the Board of Directors (or any such committee) prior to the date of such transaction, including if the Board of Directors determines that (a) neither the Beneficial Ownership of shares of Common Stock by any Person, directly or indirectly, as a result of such transaction nor any other aspect of such transaction would jeopardize or endanger the availability to the Company of the NOLs or other Tax Benefits, taking into account all relevant facts and circumstances, including the potential for the Company to issue a reasonable amount of equity in the future without jeopardizing the availability of its NOLs and other Tax Benefits or (b) such transaction is otherwise in the best interests of the Company. In granting an exemption under this definition, the Board of Directors may require any Person who would otherwise be an Acquiring Person to make certain representations, undertakings or covenants or to agree that any violation or attempted violation of such representations, undertakings or covenants will result in such consequences and be subject to such conditions as the Board of Directors, or a duly constituted committee of Independent Directors, may determine in its sole discretion, including that any such violation shall result in such Person becoming an Acquiring Person.

“Exemption Request” shall have the meaning set forth in Section 28.

“Expiration Date” means the earliest of (a) the Final Expiration Date, (b) the time at which all Rights are redeemed as provided in Section 23 or exchanged as provided in Section 24, (c) the date on which the Board of Directors determines in its sole discretion that this Agreement is no longer necessary for the preservation of material valuable Tax Benefits, (d) the beginning of a taxable year of the Company to which the Board of Directors determines in its sole discretion that no Tax Benefits may be carried forward, (e) the date on which the Board of Directors determines in its sole discretion that this Agreement is no longer in the best interest of the Company and its stockholders and (f) the Close of Business on July 19, 2017, if stockholder approval of this Agreement has not been obtained by or on such date.

“Final Expiration Date” means the Close of Business on July 19, 2019.

“Grandfathered Percentage” shall mean, with respect to any Grandfathered Person, the percentage of the outstanding shares of Common Stock of the Company that such Grandfathered Person, together with all Affiliates and Associates of such Grandfathered Person, Beneficially Owns as of the Rights Dividend Declaration Date; provided that, in the event any Grandfathered Person shall sell, transfer, or otherwise dispose of any outstanding shares of Common Stock after the Rights Dividend Declaration Date, the Grandfathered Percentage shall, subsequent to such sale, transfer or disposition, mean, with respect to such Grandfathered Person, the lesser of (a) the Grandfathered Percentage as in effect immediately prior to such sale, transfer or disposition or (b) the percentage of outstanding shares of Common Stock of the Company that such Grandfathered Person Beneficially Owns immediately following such sale, transfer or disposition.

“Grandfathered Person” shall mean any Person who or which, together with all Affiliates and Associates of such Person, is, as of the Rights Dividend Declaration Date, the Beneficial Owner (as disclosed in public filings with the Securities and Exchange Commission on the Rights Dividend Declaration Date) of 4.99% or more of the shares of Common Stock then outstanding. Notwithstanding anything to the contrary provided in this Agreement, any Grandfathered Person who after the Rights Dividend Declaration Date becomes the Beneficial Owner of less than 4.99% of the shares of Common Stock then outstanding shall cease to be a Grandfathered Person and shall be subject to all of the provisions of this Agreement in the same manner as any Person who or which is not and was never a Grandfathered Person.

“Inadvertent Acquiror” shall mean any Person who would be an Acquiring Person but for clause (iii) of the proviso in the definition of “Acquiring Person”.

“Independent Directors” mean members of the Board of Directors who are not officers, employees or Affiliates (or designees of Affiliates) of the Company or any of its Subsidiaries.

“NASDAQ” means the NASDAQ Stock Market LLC.

“NOLs” shall mean the Company’s net operating loss carryforwards.

“Person” means an individual, corporation, partnership, limited liability company, association, trust, unincorporated organization or any other entity or organization.

“Purchase Price” means the price (subject to adjustment as provided herein) at which a holder of a Right may purchase one-half of one share of Common Stock (subject to adjustment from time to time as provided herein) upon exercise of a Right, which price shall initially be $10.00.

“Rights Dividend Declaration Date” shall have the meaning set forth in the introductory paragraph of this Agreement.

“Section 11(a)(ii) Event” means any event described in the first clause of Section 11(a)(ii).

“Section 13 Event” means any event described in clauses (i), (ii) or (iii) of Section 13(a).

“Section 382” shall mean Section 382 of the Code, or any successor provision or replacement provision.

“Securities Act” means the Securities Act of 1933, as amended.

“Stock Acquisition Date” means the date of the first public announcement (which, for purposes of this definition, shall include, without limitation, a report filed or amended pursuant to Section 13(d) under the Exchange Act (or any comparable or successor report)) by the Company or an Acquiring Person indicating that an Acquiring Person has become such; provided, however, that if such Person is determined not to have become an Acquiring Person pursuant to the definition of “Acquiring Person” in this Section 1, then no Stock Acquisition Date shall be deemed to have occurred.

“Subsidiary,” with respect to any Person, means any other Person of which securities or other ownership interests having ordinary voting power sufficient, in the absence of contingencies, to elect a majority of the board of directors or other persons performing similar functions of such other Person are at the time directly or indirectly Beneficially Owned or otherwise controlled by such Person either alone or together with one or more Affiliates of such Person.

“Tax Benefits” shall mean the net operating loss carryovers, capital loss carryovers, general business credit carryovers, alternative minimum tax credit carryovers, foreign tax credit carryovers, research and development credit carryovers and any loss or deduction attributable to a “net unrealized built-in loss” within the meaning of Section 382, and the Treasury Regulations promulgated thereunder, of the Company or any of its Subsidiaries.

“Trading Day” means a day on which the principal national securities exchange or quotation system on which the shares of Common Stock are listed or admitted to trading or quoted is open for the transaction of business or, if the shares of Common Stock are not listed or admitted to trading or quoted on any national securities exchange or quotation system, a Business Day.

“Treasury Regulations” shall mean final, temporary and proposed tax regulations promulgated under the Code, as amended.

“Triggering Event” means any Section 11(a)(ii) Event or any Section 13 Event.

Section 2. Appointment of Rights Agent.  The Company hereby appoints the Rights Agent to act as agent for the Company and the holders of the Rights (who, in accordance with Section 3 hereof, shall prior to the Distribution Date also be the holders of the Common Stock of the Company) in accordance with the terms and conditions hereof, and the Rights Agent hereby accepts such appointment and hereby agrees to comply with the applicable requirements governing transfer agents and registrars. The Company may from time to time appoint such Co-Rights Agents as it may deem necessary or desirable. If the Company appoints one or more Co-Rights Agents, the respective duties of the Rights Agent and any Co-Rights Agents shall be as the Company shall determine.

Section 3. Issue of Right Certificates

(a)    Prior to the Distribution Date, (i) the Rights will be evidenced by the certificates for the Common Stock registered in the names of the record holders thereof, which certificates representing shares of Common Stock also will be deemed to be Right Certificates (as hereinafter defined) or, in the case of uncertificated Common Stock registered in book entry form (“Book Entry Shares”), by notation in book entry, and not by separate Right Certificates, and the registered holders of the Common Stock shall be deemed to be the registered holders of the associated Rights, (ii) the Rights will be transferable only in connection with the transfer of the underlying shares of Common Stock and (iii) the transfer of any shares of Common Stock in respect of which Rights have been issued will also constitute the transfer of the Rights associated with such shares of Common Stock. The Company has prepared a summary of the Rights substantially in the form of Exhibit B hereto, a copy of which is available free of charge upon written request to the Company.

(b)    As soon as practicable after the Company has notified the Rights Agent of the occurrence of the Distribution Date, the Company shall prepare and execute, the Rights Agent shall countersign, and the Company shall send or cause to be sent (and the Rights Agent shall, if requested and provided with all necessary information, send), by first-class, insured, postage prepaid mail, to each record holder of the Common Stock as of the Close of Business on the Distribution Date, at the address of such holder shown on the records of the Company, one or more Right Certificates evidencing one Right (subject to adjustment as provided herein) for each share of Common Stock so held. If an adjustment in the number of Rights per share of Common Stock has been made pursuant to Section 11(i), the Company shall, at the time of distribution of the Right Certificates, make the necessary and appropriate rounding adjustments (in accordance with Section 14(a)) so that Right Certificates representing only whole numbers of Rights are distributed and cash is paid in lieu of any fractional Rights. As of and after the Distribution Date, the Rights will be evidenced solely by such Right Certificates.

(c)    Rights shall be issued by the Company in respect of all shares of Common Stock outstanding as of the Record Date or issued (whether originally issued or delivered from the Company’s treasury) after the Record Date but prior to the earlier of the Distribution Date and the Expiration Date. In addition, in connection with the issuance or sale of shares of Common Stock following the Distribution Date and prior to the Expiration Date, the Company (i) shall, with respect to shares of Common Stock so issued or sold (x) pursuant to the exercise of stock options or under any employee plan or arrangement or (y) upon the exercise, conversion or exchange of other securities issued by the Company prior to the Distribution Date and (ii) may, in any other case, if deemed necessary or appropriate by the Board of Directors, issue Right Certificates representing the appropriate number of Rights in connection with such issuance or sale; provided, however, that no such Right Certificate shall be issued if, and to the extent that (i) the Company shall be advised by counsel that such issuance would create a significant risk of material adverse tax consequences to the Company or the Person to whom such Right Certificate would be issued or (ii) appropriate adjustment shall otherwise have been made in lieu of the issuance thereof.

(d)    Certificates for the Common Stock issued after the Record Date but prior to the earlier of the Distribution Date and the Expiration Date shall also be deemed to be certificates for Rights and shall have impressed on, printed on, written on or otherwise affixed to them the following legend or such similar legend as the Company may deem appropriate and as is not inconsistent with the provisions of this Agreement, or as may be required to comply with any applicable law or with any rule or regulation made pursuant thereto or with any rule or regulation of any stock exchange or quotation system on which the Common Stock may from time to time be listed or quoted, or to conform to usage:

THIS CERTIFICATE ALSO EVIDENCES AND ENTITLES THE HOLDER HEREOF TO CERTAIN RIGHTS AS SET FORTH IN THE SECTION 382 RIGHTS AGREEMENT BETWEEN MICRON TECHNOLOGY, INC. AND THE RIGHTS AGENT DATED AS OF JULY 20, 2016, AS AMENDED, RESTATED, RENEWED, SUPPLEMENTED OR EXTENDED FROM TIME TO TIME (THE “RIGHTS AGREEMENT”), THE TERMS OF WHICH ARE HEREBY INCORPORATED HEREIN BY REFERENCE AND A COPY OF WHICH IS ON FILE AT THE PRINCIPLE EXECUTIVE OFFICES OF THE COMPANY. THE RIGHTS ARE NOT EXERCISABLE PRIOR TO THE OCCURRENCE OF CERTAIN EVENTS SPECIFIED IN THE RIGHTS AGREEMENT. THE COMPANY WILL MAIL TO THE HOLDER OF THIS CERTIFICATE A COPY OF THE RIGHTS AGREEMENT WITHOUT CHARGE PROMPTLY AFTER RECEIPT OF A WRITTEN REQUEST THEREFOR. UNDER CERTAIN CIRCUMSTANCES, AS SET FORTH IN THE RIGHTS AGREEMENT, SUCH RIGHTS MAY BE EVIDENCE BY SEPARATE CERTIFICATES AND NO LONGER BE EVIDENCED BY CERTIFICATE, MAY BE REDEEMED OR EXCHANGED OR MAY EXPIRE. AS SET FORTH IN THE RIGHTS AGREEMENT, RIGHTS ISSUED TO, OR HELD BY, ANY PERSON WHO IS, WAS OR BECOMES AN ACQUIRING PERSON OR AN AFFILIATE OR ASSOCIATE THEREOF (AS SUCH TERMS ARE DEFINED IN THE RIGHTS AGREEMENT), WHETHER CURRENTLY HELD BY OR ON BEHALF OF SUCH PERSON OR BY ANY SUBSEQUENT HOLDER, MAY BE NULL AND VOID.

With respect to any Book Entry Shares, such legend shall be included in a notice to the record holder of such shares in accordance with applicable law. Until the Distribution Date, the Rights associated with the Common Stock represented by such certificates and such Book Entry Shares shall be evidenced by such certificates and such Book Entry Shares alone, and registered holders of Common Stock shall also be deemed to be the registered holders of the associated Rights, and the surrender for transfer of any of such certificates shall also constitute the transfer of the Rights associated with the Common Stock represented by such certificates.

If the Company purchases or otherwise acquires any shares of Common Stock after the Record Date but prior to the Distribution Date, any Rights associated with such shares of Common Stock shall be deemed cancelled and retired so that the Company shall not be entitled to exercise any Rights associated with the shares of Common Stock that are no longer outstanding.

Notwithstanding this Section 3(d), the omission of a legend shall not affect the enforceability of any part of this Agreement or the rights of any holder of the Rights.

Section 4. Form of Right Certificates.

(a)    The certificates evidencing the Rights (and the forms of assignment, election to purchase and certificates to be printed on the reverse thereof) (the “Right Certificates”) shall each be substantially in the form attached as Exhibit A hereto and may have such marks of identification or designation and such legends, summaries or endorsements printed thereon as the Company may deem appropriate and as are not inconsistent with the provisions of this Agreement, or as may be required to comply with any applicable law, rule or regulation or with any rule or regulation of any stock exchange or quotation system on which the Rights may from time to time be listed or quoted, or to conform to usage. The Right Certificates, whenever distributed, shall be dated as of the Record Date. Subject to the provisions of Section 22, the Right Certificates, in each case, on their face shall entitle the holders thereof to purchase such number of shares of Common Stock as shall be set forth therein at the Purchase Price, but the number of such shares and the Purchase Price shall be subject to adjustment as provided herein.

(b)    Any Right Certificate representing Rights Beneficially Owned by any Person referred to in clauses (i), (ii) or (iii) of the first sentence of Section 7(d), and any Right Certificate issued pursuant to Sections 6 or 11 upon transfer, split up, combination or exchange of any such Rights shall (to the extent feasible) contain the following legend or such similar legend as the Company may deem appropriate and as is not inconsistent with the provisions of this Agreement, or as may be required to comply with any applicable law or with any rule or regulation made pursuant thereto or with any rule or regulation of any stock exchange or quotation system on which the Common Stock may from time to time be listed or quoted, or to conform to usage:

THE RIGHTS REPRESENTED BY THIS RIGHT CERTIFICATE ARE OR WERE BENEFICIALLY OWNED BY A PERSON WHO WAS OR BECAME AN ACQUIRING PERSON OR AN AFFILIATE OR ASSOCIATE OF AN ACQUIRING PERSON (AS SUCH TERMS ARE DEFINED IN THE RIGHTS AGREEMENT). THIS RIGHT CERTIFICATE AND THE RIGHTS REPRESENTED HEREBY MY BE OR MAY BECOME NULL AND VOID IN THE CIRCUMSTANCES SPECIFIED IN SECTION 7(D) OF SUCH AGREEMENT.

The provisions of Section 7(d) of this Agreement shall be operative whether or not the foregoing legend is contained on any such Right Certificate. The Company shall give notice to the Rights Agent promptly after it becomes aware of the existence of any Acquiring Person or any Associate or Affiliate thereof.

Section 5. Countersignature and Registration.

(a)    The Right Certificates shall be executed on behalf of the Company by its Chairman of the Board of Directors, its Chief Executive Officer, President or any Vice President, either manually or by facsimile signature, and shall have affixed thereto the Company’s seal or a facsimile thereof which shall be attested by the Secretary or an Assistant Secretary of the Company, either manually or by facsimile signature. The Right Certificates shall be countersigned, either manually or by facsimile signature, by an authorized signatory of the Rights Agent and shall not be valid for any purpose unless so countersigned. If any officer of the Company whose manual or facsimile signature is affixed to the Right Certificates shall cease to be such officer of the Company before countersignature by an authorized signatory of the Rights Agent and issuance and delivery by the Company, such Right Certificates nevertheless may be countersigned by the Rights Agent and issued and delivered by the Company with the same force and effect as though the Person who signed such Right Certificates had not ceased to be such officer of the Company. Any Right Certificate may be signed on behalf of the Company by any Person who, at the actual date of the execution of such Right Certificate, shall be a proper officer of the Company to sign such Right Certificate, although at the date of the execution of this Agreement any such Person was not such an officer.

(b)    Following the Distribution Date, the Rights Agent shall keep or cause to be kept, at its principal office or offices designated for such purpose and at such other offices as may be required to comply with any applicable law or with any rule or regulation made pursuant thereto or with any rule or regulation of any stock exchange or any quotation system on which the Rights may from time to time be listed or quoted, books for registration and transfer of the Right Certificates issued hereunder. Such books shall show with respect to each Right Certificate the name and address of the registered holder, the number of Rights indicated on the certificate and the certificate number.

Section 6. Transfer, Split Up, Combination and Exchange of Right Certificates; Mutilated, Destroyed, Lost or Stolen Right Certificates.

(a)    Subject to the provisions of Sections 7(d), 14 and 24 hereof, at any time after the Close of Business on the Distribution Date and prior to the Close of Business on the Expiration Date, any Right Certificate or Certificates (other than Right Certificates representing Rights that have become void pursuant to Section 7(d) hereof or that have been exchanged pursuant to Section 24 hereof) may, upon the terms and subject to the conditions set forth below in this Section 6(a), be transferred, split up, combined or exchanged for another Right Certificate or Certificates entitling the registered holder to purchase a like number of shares of Common Stock as the Right Certificate or Certificates surrendered then entitled such holder (or former holder, in the case of a transfer) to purchase. Any registered holder desiring to transfer, split up, combine or exchange any Right Certificate or Certificates must make such request in writing delivered to the Rights Agent and must surrender such Right Certificate or Certificates (with, in the case of a transfer, the form of assignment and certificate on the reverse side thereof duly executed) to the Rights Agent at the principal office or offices of the Rights Agent designated for such purpose. Neither the Rights Agent nor the Company shall be obligated to take any action whatsoever with respect to the transfer of any such surrendered Right Certificate or Certificates until the registered holder of the Rights has complied with the requirements of Section 7(e). Upon satisfaction of the foregoing requirements, the Rights Agent shall, subject to Sections 4(b), 7(d), 14 and 24, countersign and deliver to the Person entitled thereto a Right Certificate or Certificates, as the case may be, as so requested. As a condition to such transfer, split up, combination or exchange, the Company may require payment of a sum sufficient to cover any transfer tax or other governmental charge that may be imposed in connection with any transfer, split up, combination or exchange of any Right Certificate or Certificates.

(b)    Upon receipt by the Company and the Rights Agent of evidence reasonably satisfactory to them of the loss, theft, destruction or mutilation of a Right Certificate, and, in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to them, and, at the Company’s request, reimbursement to the Company and the Rights Agent of all reasonable expenses incidental thereto, and upon surrender to the Rights Agent and cancellation of the Right Certificate if mutilated, the Company will prepare, execute and deliver a new Right Certificate of like tenor to the Rights Agent and the Rights Agent will countersign and deliver such new Right Certificate to the registered holder in lieu of the Right Certificate so lost, stolen, destroyed or mutilated.

Section 7. Exercise of Rights; Purchase Price; Expiration Date of Rights.

(a)    As provided herein, each Right shall be exercisable to purchase one-half of one share of Common Stock, subject to adjustment. The registered holder of any Right Certificate may exercise the Rights evidenced thereby (except as otherwise provided herein, including Sections 7(d) and (e), 9(c), 11(a)(iii) and 24) in whole or in part at any time after the Distribution Date and prior to the Expiration Date upon surrender of the Right Certificate, with the form of election to purchase and the certificate on the reverse side thereof duly executed, to the Rights Agent at the principal office or offices of the Rights Agent designated for such purpose, together with payment (in lawful money of the United States of America by certified check or bank draft payable to the order of the Company or by wire transfer of immediately available funds to an account designated by the Company), equal to the sum of (i) the Purchase Price for the total number of securities as to which such surrendered Rights are exercised and (ii) an amount equal to any applicable transfer tax or other governmental charge required to be paid by the holder of such Right Certificate in accordance with the provisions of Section 9(e).

(b)    Upon satisfaction of the requirements of Section 7(a) and subject to Section 20(k), the Rights Agent shall thereupon promptly (i)(A) requisition from any transfer agent of the Common Stock (or make available, if the Rights Agent is the transfer agent therefor) certificates representing the total number of shares or fractions of a share of Common Stock to be purchased or, in the case of Book Entry Shares or other uncertificated securities, requisition from any transfer agent therefor a notice setting forth such number of shares or other securities to be purchased for which registration will be made on the stock transfer books of the Company (and the Company hereby irrevocably authorizes and directs its transfer agent to comply with all such requests) or (B) if the Company shall have elected to deposit the shares of Common Stock issuable upon exercise of the Rights hereunder with a depositary agent, requisition from the depositary agent depositary receipts representing such number of shares or fractions of a share of Common Stock as are to be purchased (in which case certificates for the shares of Common Stock represented by such receipts shall be deposited by the transfer agent with the depositary agent) and the Company will direct the depositary agent to comply with such request, (ii) when appropriate, requisition from the Company the amount of cash, if any, to be paid in lieu of issuance of fractional shares in accordance with Section 14 and (iii) when appropriate, after receipt of such certificates or depositary receipts and cash, if any, cause the same to be delivered to or upon the order of the registered holder of such Right Certificate (with such certificates or receipts registered in such name or names as may be designated by such holder). If the Company is obligated to deliver Common Stock, other securities or assets pursuant to this Agreement, the Company will make all arrangements necessary so that such other securities and assets are available for delivery by the Rights Agent, if and when appropriate.

(c)    If the registered holder of any Right Certificate shall exercise less than all the Rights evidenced thereby, the Company will prepare, execute and deliver a new Right Certificate evidencing the number of Rights remaining unexercised and the Rights Agent will countersign and deliver such new Right Certificate to the registered holder of such Right Certificate or to such holder’s duly authorized assigns, subject to the provisions of Section 14.

(d)    Notwithstanding anything in this Agreement to the contrary, from and after the first occurrence of a Section 11(a)(ii) Event, any Rights Beneficially Owned by

(i)    an Acquiring Person or an Associate or Affiliate of an Acquiring Person,

(ii)    a transferee of an Acquiring Person (or of any such Associate or Affiliate) who becomes a transferee after the Acquiring Person becomes such, or

(iii)    a transferee of an Acquiring Person (or of any such Associate or Affiliate) who becomes a transferee prior to or concurrently with the Acquiring Person becoming such and receives such Rights pursuant to either

(A)    a transfer (whether or not for consideration) from the Acquiring Person (or any such Associate or Affiliate) to holders of equity interests in such Acquiring Person (or in any such Associate or Affiliate),

(B)    a transfer (whether or not for consideration) from the Acquiring Person (or any such Associate or Affiliate) to any Person with whom the Acquiring Person (or any such Associate or Affiliate) has any continuing agreement, arrangement or understanding regarding the transferred Rights, or

(C)    a transfer that the Board of Directors has determined is part of a plan, arrangement or understanding that has as a primary purpose or effect the avoidance of this Section 7(d),

shall become null and void without any further action, and no holder of such Rights shall have any rights whatsoever with respect to such Rights, whether under any provision of this Agreement or otherwise. No Right Certificate shall be issued pursuant to Sections 3 or 6 that represents Rights Beneficially Owned by an Acquiring Person whose Rights would be void pursuant to the preceding sentence or any Associate or Affiliate thereof; no Right Certificate shall be issued at any time upon the transfer of any Rights to an Acquiring Person whose Rights would be void pursuant to the preceding sentence or any Associate or Affiliate thereof or to any nominee of such Acquiring Person, Associate or Affiliate; and any Right Certificate delivered to the Rights Agent for transfer to an Acquiring Person whose Rights would be void pursuant to the preceding sentence shall be cancelled. The Company shall use all reasonable efforts to insure that the provisions of this Section 7(d) and Section 4(b) are complied with, but shall have no liability to any holder of Right Certificates or other Person as a result of its failure to make any determinations with respect to an Acquiring Person or its Affiliates and Associates or any transferee of any of them hereunder. If any Rights are held in book-entry form through the Depository Trust Company or other depositary (the “Depositary”), or such Depositary’s nominee, the Company and the Rights Agent may take such actions as either of them may deem necessary or desirable to assure that the provisions of this Section 7(d) are given effect.

(e)    Notwithstanding anything in this Agreement to the contrary, neither the Rights Agent nor the Company shall be obligated to undertake any action with respect to a registered holder of Rights upon the occurrence of any purported transfer, split-up, combination or exchange of any Right Certificate pursuant to Section 6 or exercise of a Right Certificate pursuant to this Section 7 unless such registered holder (i) shall have completed and signed the certificate contained in the form of assignment or election to purchase, as the case may be, set forth on the reverse side of the Right Certificate surrendered for such transfer, split up, combination, exchange or exercise, as the case may be, (ii) shall not have indicated an affirmative response to clause 1 or 2 thereof and (iii) shall have provided such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner) or Affiliates or Associates thereof as the Company or the Rights Agent may reasonably request.

Section 8. Cancellation and Destruction of Right Certificates.  All Right Certificates surrendered for exercise, transfer, split up, combination or exchange shall, if surrendered to the Company or to any of its agents, be delivered to the Rights Agent for cancellation or in cancelled form, or, if surrendered to the Rights Agent, shall be cancelled by it, and no Right Certificates shall be issued in lieu thereof except as expressly permitted by this Agreement. The Company shall deliver to the Rights Agent for cancellation and retirement, and the Rights Agent shall cancel and retire, any other Right Certificate purchased or acquired by the Company otherwise than upon the exercise thereof. The Rights Agent shall deliver all cancelled Right Certificates to the Company, or shall, at the written request of the Company, destroy such cancelled Right Certificates, and in such case shall deliver to the Company a certificate evidencing the destruction thereof.

Section 9. Listing and Registration of Capital Stock.

(a)    So long as the Common Stock (and, following the occurrence of a Triggering Event, other securities) issuable upon the exercise of Rights may be listed or admitted to trading on any national securities exchange or quoted on an automated quotation system, the Company shall use its best efforts to cause, from and after such time as the Rights become exercisable, all securities reserved for issuance upon the exercise of Rights to be listed or admitted to trading on any such exchange or quoted on such automated quotation system upon official notice of issuance upon such exercise.

(b)    The Company shall use its reasonable efforts to (i) file on an appropriate form, as soon as practicable following the earliest date after the occurrence of a Section 11(a)(ii) Event as of which the consideration to be delivered by the Company upon exercise of the Rights has been determined in accordance with Section 11(a)(iii), or as soon as is required by law following the Distribution Date, as the case may be, a registration statement under the Securities Act with respect to the securities issuable upon exercise of the Rights, (ii) cause such registration statement to become effective as soon as practicable after such filing and (iii) cause such registration statement to remain effective (with a prospectus at all times meeting the requirements of the Securities Act) until the earlier of (A) the date as of which the Rights are no longer exercisable for such securities and (B) the Expiration Date. The Company will also take such action as may be appropriate under, or to ensure compliance with, the applicable securities or blue sky laws of the various states in connection with the exercisability of the Rights. The Company may temporarily suspend, for a period of time not to exceed 120 calendar days after the date set forth in clause (i) of the first sentence of this Section 9(c), the exercisability of the Rights in order to prepare and file such registration statement and permit it to become effective. Upon any such suspension, the Company shall issue a public announcement stating that the exercisability of the Rights has been temporarily suspended, as well as a public announcement at such time as the suspension is no longer in effect. In addition, if the Company determines that a registration statement is required to be filed under the Securities Act or any state securities laws following the Distribution Date, the Company may temporarily suspend the exercisability of the Rights in each relevant jurisdiction until such time as a registration statement has been declared effective and, upon any such suspension, the Company will issue a public announcement stating that the exercisability of the Rights has been temporarily suspended, as well as a public announcement at such time as the suspension is no longer in effect. Notwithstanding any such provision of this Agreement to the contrary, the Rights shall not be exercisable for securities in any jurisdiction if the requisite qualification in such jurisdiction shall not have been obtained, such exercise therefor shall not be permitted under applicable law or a registration statement in respect of such securities shall not have been declared effective.

(c)    The Company covenants and agrees that it will take all such action as may be necessary to ensure that all shares of Common Stock (and following the occurrence of a Triggering Event, other securities) issuable upon exercise of Rights shall, at the time of delivery of the certificates for such securities (subject to payment of the Purchase Price), be duly authorized, validly issued, fully paid and nonassessable.

(d)    The Company further covenants and agrees that it will pay when due and payable any and all federal and state transfer taxes and other governmental charges which may be payable in respect of the issuance or delivery of the Right Certificates and of any certificates representing Common Stock upon the exercise of Rights. The Company shall not, however, be required to pay any transfer tax or other governmental charge which may be payable in respect of any transfer or delivery of Right Certificates to a Person other than, or the issuance or delivery of certificates or depositary receipts representing (or the registration of) securities issued upon the exercise of Rights in a name other than that of, the registered holder of the Right Certificate evidencing Rights surrendered for exercise, or to issue or deliver any certificates, depositary receipts or notices representing securities issued upon the exercise of any Rights until any such tax or charge has been paid (any such tax or charge being payable by the holder of such Right Certificate at the time of surrender) or until it has been established to the Company’s satisfaction that no such tax or other governmental charge is due.

Section 10. Common Stock Record Date.  Each Person (other than the Company) in whose name any certificate representing Common Stock is issued upon the exercise of Rights shall for all purposes be deemed to have become the holder of record of such Common Stock represented thereby on, and such certificate shall be dated, the date upon which the Right Certificate evidencing such Rights, together with the form of election to purchase duly completed and executed, was duly surrendered and payment of the Purchase Price and any applicable transfer taxes or other governmental charges was made; provided, however, that if the date of such surrender and payment is a date upon which the transfer books of the Company relating to the Common Stock or other securities, as the case may be, are closed, such Person shall be deemed to have become the record holder of such shares on, and such certificate shall be dated, the next succeeding Business Day on which the applicable transfer books of the Company for the Common Stock or other securities, as the case may be, are open. Prior to the exercise of the Rights evidenced thereby, the holder of a Right Certificate shall not be entitled to any rights of a stockholder of the Company with respect to shares for which the Rights shall be exercisable, including, without limitation, the right to vote, to receive dividends or other distributions or to exercise any preemptive rights, and shall not be entitled to receive any notice of any proceedings of the Company, except as provided herein.

Section 11. Adjustment of Purchase Price, Number and Kind of Shares or Number of Rights.  The Purchase Price, the number of shares of Common Stock covered by each Right and the number of Rights outstanding are subject to adjustment from time to time as provided in this Section 11.

(a)    (i) In the event the Company shall at any time after the date of this Agreement (A) declare a dividend on the Common Stock payable in shares of Common Stock, (B) subdivide the outstanding Common Stock, (C) combine the outstanding Common Stock into a smaller number of shares of Common Stock, or (D) issue any shares of its capital stock in a reclassification of the Common Stock (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing or surviving corporation), except as otherwise provided in this Section 11(a), the Purchase Price in effect at the time of the record date for such dividend or of the effective date of such subdivision, combination or reclassification, and the number and kind of shares of capital stock issuable on such date, shall be proportionately adjusted so that the holder of any Right exercised after such time shall be entitled to receive the aggregate number and kind of shares of capital stock which, if such Right had been exercised immediately prior to such date and at a time when the Common Stock transfer books of the Company were open, such holder would have owned upon such exercise and been entitled to receive by virtue of such dividend, subdivision, combination or reclassification; provided, however, that in no event shall the consideration to be paid upon the exercise of one Right be less than the aggregate par value of the shares of capital stock of the Company issuable upon exercise of one Right. If an event occurs that would require an adjustment under both this subparagraph (a)(i) and subparagraph (a)(ii) below, the adjustment provided for in this subparagraph (a)(i) shall be in addition to, and shall be made prior to, any adjustment required pursuant to subparagraph (a)(ii).

(ii)    Subject to Section 24 hereof, if any Person, alone or together with its Affiliates and Associates, shall, at any time after the date of this Agreement, become an Acquiring Person, then each holder of a Right shall (except as otherwise provided herein, including Section 7(d)) thereafter be entitled to receive, upon exercise thereof at the Purchase Price in effect immediately prior to the first occurrence of a Section 11(a)(ii) Event, such number of duly authorized, validly issued, fully paid and nonassessable shares of Common Stock of the Company (such number of shares being referred to herein as the “Adjustment Shares”) as shall be equal to the result obtained by dividing

(A)    the product obtained by multiplying (1) the Purchase Price in effect immediately prior to the first occurrence of a Section 11(a)(ii) Event by (2) the number of halves of one share of Common Stock for which a Right was exercisable immediately prior to such first occurrence (such product being thereafter referred to as the “Purchase Price” for each Right and for all purposes of this Agreement) by

(B)    50% of the current market price per share (determined pursuant to Section 11(d)(i)) of Common Stock on the date of such first occurrence;

provided, however, that if the transaction that would otherwise give rise to the foregoing adjustment is also subject to the provisions of Section 13, then only the provisions of Section 13 shall apply and no adjustment shall be made pursuant to this Section 11(a)(ii).

(iii)    If the number of shares of Common Stock that are authorized by the Company’s certificate of incorporation but not outstanding or reserved for issuance other than upon exercise of the Rights is not sufficient to permit the exercise in full of the Rights in accordance with Section 11(a)(ii), the Company, with respect to each Right and to the extent necessary and permitted by applicable law and any agreements or instruments in effect on the date of this Agreement to which it is a party, shall: (A) determine the excess of (1) the value of the Adjustment Shares issuable upon the exercise of a Right (the “Current Value”) over (2) the Purchase Price (such excess, the “Spread”), and (B) with respect to each Right (other than Rights that have become void pursuant to Section 7(d) hereof or exchanged pursuant to Section 24 hereof), make adequate provision to substitute for the Adjustment Shares, upon payment of the applicable Purchase Price, (1) a reduction in the Purchase Price payable with respect to such Right, (2) shares of Common Stock of the Company (to the extent available), (3) equity securities of the Company (including, without limitation, shares, or units of shares, of preferred stock which the Board of Directors has deemed to have the same value as the shares of Common Stock (such shares of preferred stock, hereinafter referred to as “Common Stock Equivalents”)), (4) debt securities of the Company, (5) cash, (6) other assets (including, without limitation, securities of a Subsidiary of the Company) or (7) any combination of the foregoing, having an aggregate value equal to the Current Value, where such aggregate value has been determined by the Board of Directors based upon the advice of a nationally recognized investment banking firm selected by the Board of Directors; provided, however, that if the Company shall not have made adequate provision to substitute for the Adjustment Shares pursuant to clause (B) above within 30 calendar days following the later of the first occurrence of a Section 11(a)(ii) Event and the first date that the right to redeem the Rights pursuant to Section 23 shall expire, then the Company shall be obligated to deliver, to the extent necessary and permitted by applicable law and any agreements or instruments in effect on the date of this Agreement to which it is a party, upon the surrender for exercise of a Right and without requiring payment of any portion of the Purchase Price, (1) shares of Common Stock (to the extent available) and then (2) (to the extent available) Common Stock Equivalents and then, if necessary, (3) other equity or debt securities of the Company, cash or other assets or any combination of the foregoing, in any case having an aggregate value (as determined by the Board of Directors based upon the advice of a nationally recognized investment banking firm selected by the Board of Directors) equal to the Spread. If the Board of Directors shall determine in good faith that it is likely that sufficient additional shares of Common Stock could be authorized for issuance upon exercise in full of the Rights, the 30-calendar-day period set forth above (such period, as it may be extended, being referred to herein as the “Substitution Period”) may be extended to the extent necessary, but not more than 120 calendar days following the first occurrence of a Section 11(a)(ii) Event, in order that the Company may seek stockholder approval for the authorization of such additional shares. To the extent that the Company determines that some action is to be taken pursuant to the first and/or second sentence of this Section 11(a)(iii), the Company (x) shall provide, subject to Section 7(d), that such action shall apply uniformly to all outstanding Rights and (y) may suspend the exercisability of the Rights until the expiration of the Substitution Period in order to seek any authorization of additional shares and/or to decide the appropriate form and value of any consideration to be delivered as referred to in such first and/or second sentence. If any such suspension occurs, the Company shall issue a public announcement stating that the exercisability of the Rights has been temporarily suspended, as well as a public announcement at such time as the suspension is no longer in effect. For purposes of this Section 11(a)(iii), the value of the Common Stock shall be the current market price per share of Common Stock (as determined pursuant to Section 11(d)) on the later of the date of the first occurrence of a Section 11(a)(ii) Event and the first date that the right to redeem the Rights pursuant to Section 23 shall expire; the value of any Common Stock Equivalent shall be deemed to have the same value as the Common Stock on such date; and the value of other securities or assets shall be determined pursuant to Section 11(d)(ii).

(b)    If the Company shall fix a record date for the issuance of rights, options or warrants to all holders of Common Stock entitling them to subscribe for or purchase (for a period expiring within 45 calendar days after such record date) Common Stock (or securities having the same rights, privileges and preferences as the shares of Common Stock (“equivalent common stock”)) or securities convertible into or exercisable for Common Stock or equivalent common stock at a price per share of Common Stock or equivalent common stock (in each case, taking account of any conversion or exercise price) less than the current market price (as determined pursuant to Section 11(d)) per share of Common Stock on such record date, the Purchase Price to be in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately prior to such date by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding on such record date, plus the number of shares of Common Stock which the aggregate price (taking account of any conversion or exercise price) of the total number of shares of Common Stock (and/or equivalent common stock) so to be offered would purchase at such current market price and the denominator of which shall be the number of shares of Common Stock outstanding on such record date plus the number of additional shares of Common Stock (and/or equivalent common stock) so to be offered; provided, however, that in no event shall the consideration to be paid upon the exercise of one Right be less than the aggregate par value of the shares of capital stock of the Company issuable upon exercise of one Right. If such subscription price may be paid by delivery of consideration part or all of which is in a form other than cash, the value of such consideration shall be as determined in good faith by the Board of Directors, whose determination shall be described in a statement filed with the Rights Agent and shall be conclusive for all purposes. Shares of Common Stock owned by or held for the account of the Company shall not be deemed outstanding for the purpose of any such computation. Such adjustment shall be made successively whenever such a record date is fixed, and if such rights, options or warrants are not so issued, the Purchase Price shall be adjusted to be the Purchase Price which would then be in effect if such record date had not been fixed.

(c)    If the Company shall fix a record date for the making of a distribution to all holders of Common Stock (including any such distribution made in connection with a consolidation or merger in which the Company is the continuing or surviving corporation) of evidences of indebtedness, equity securities other than Common Stock, assets, cash (other than a regular periodic cash dividend out of the earnings or retained earnings of the Company) or rights, options or warrants (excluding those referred to in Section 11(b)), the Purchase Price to be in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the current market price (as determined pursuant to Section 11(d)) per share of the Common Stock on such record date, less the value (as determined pursuant to Section 11(d)(ii)) of such evidences of indebtedness, equity securities, cash, assets, rights, options or warrants so to be distributed with respect to one share of Common Stock and the denominator of which shall be such current market price per share of Common Stock; provided, however, that in no event may the consideration to be paid upon the exercise of one Right be less than the aggregate par value of the shares of capital stock of the Company issuable upon exercise of one Right. Such adjustment shall be made successively whenever such a record date is fixed, and, if such distribution is not so made, the Purchase Price shall be adjusted to be the Purchase Price which would then be in effect if such record date had not been fixed.

(d)    (i) For the purpose of any computation hereunder other than computations made pursuant to Sections 11(a)(iii) or 14, the “current market price” per share of Common Stock on any date shall be deemed to be the average of the daily closing prices per share of such Common Stock for the 30 consecutive Trading Days immediately prior to such date; for purposes of computations made pursuant to Section 11(a)(iii), the “current market price” per share of Common Stock on any date shall be deemed to be the average of the daily closing prices per share of such Common Stock for the 10 consecutive Trading Days immediately following such date; and for purposes of computations made pursuant to Section 14, the “current market price” per share of Common Stock for any Trading Day shall be deemed to be the closing price per share of Common Stock for such Trading Day; provided, however, that if the current market price per share of the Common Stock is determined during a period following the announcement by the issuer of such Common Stock of (A) a dividend or distribution on such Common Stock payable in shares of such Common Stock or securities exercisable for or convertible into shares of such Common Stock (other than the Rights), or (B) any subdivision, combination or reclassification of such Common Stock, and prior to the expiration of the requisite 30 Trading Day or 10 Trading Day period, as set forth above, after the ex-dividend date for such dividend or distribution, or the record date for such subdivision, combination or reclassification, then, and in each such case, the “current market price” shall be properly adjusted to take into account ex-dividend trading or to reflect the current market price per unit of equivalent common stock. The closing price for each Trading Day shall be the last sale price, regular way, or, if no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on NASDAQ or, if the shares of Common Stock are not listed or admitted to trading on NASDAQ, on the principal national securities exchange on which the shares of Common Stock are listed or admitted to trading or, if the shares of Common Stock are not listed or admitted to trading on any national securities exchange, the last quoted price or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by NASDAQ or such other system then in use or, if on any such date the shares of Common Stock are not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Common Stock selected by the Board of Directors. If on any such date no market maker is making a market in the Common Stock, the fair value of such shares on such date as determined in good faith by the Board of Directors shall be used. If the Common Stock is not publicly held or not so listed or traded, or is not the subject of available bid and asked quotes, the “current market price” per share means the fair value per share as determined in good faith by the Board of Directors, which determination shall be described in a statement filed with the Rights Agent and shall be conclusive for all purposes. For the purposes of this Agreement, the current market price of one half of one share of Common Stock will be equal to the current market price of one share of Common Stock divided by two.

(ii)    For the purpose of any computation hereunder, the value of any securities or assets other than Common Stock or equivalent Common Stock shall be the fair value as determined in good faith by the Board of Directors, which determination shall be described in a statement filed with the Rights Agent and shall be conclusive for all purposes.

(e)    Anything herein to the contrary notwithstanding, no adjustment in the Purchase Price shall be required unless such adjustment would require an increase or decrease of at least 1% in the Purchase Price; provided, however, that any adjustments which by reason of this Section 11(e) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 11 shall be made to the nearest cent or to the nearest ten-thousandth of a share of Common Stock. Notwithstanding the first sentence of this Section 11(e), any adjustment required by this Section 11 shall be made no later than the earlier of (i) three years from the date of the transaction that requires such adjustment and (ii) the Expiration Date.

(f)    If at any time, as a result of an adjustment made pursuant to Section 11(a)(ii) or Section 13(a), the holder of any Right shall be entitled to receive upon exercise of such Right any securities of the Company other than Common Stock, thereafter the number and/or kind of such other securities so receivable upon exercise of any Right (and/or the Purchase Price in respect thereof) shall be subject to adjustment from time-to-time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Common Stock (and the Purchase Price in respect thereof) contained in Section 11(a), (b), (c), (e), (g), (h), (i), (j), (k) and (m), and the provisions of Sections 7, 9, 10, 13 and 14 with respect to the Common Stock (and the Purchase Price in respect thereof) shall apply on like terms to any such other securities (and the Purchase Price in respect thereof).

(g)    All Rights originally issued by the Company subsequent to any adjustment made to the Purchase Price hereunder shall evidence the right to purchase, at the adjusted Purchase Price, the then applicable number of halves of one share of Common Stock and other capital stock of the Company issuable from time to time hereunder upon exercise of the Rights, all subject to further adjustment as provided herein.

(h)    Unless the Company shall have exercised its election as provided in Section 11(i), upon each adjustment of the Purchase Price as a result of the calculations made in Section 11(b) and (c), each Right outstanding immediately prior to the making of such adjustment (other than Rights that have become void pursuant to Section 7(d) hereof or exchanged pursuant to Section 24 hereof) shall thereafter evidence the right to purchase, at the adjusted Purchase Price, that number of one-halves of one share of Common Stock (calculated to the nearest ten thousandth of a share) obtained by (i) multiplying (x) the number of one-halves of one share for which a Right was exercisable immediately prior to this adjustment by (y) the Purchase Price in effect immediately prior to such adjustment of the Purchase Price and (ii) dividing the product so obtained by the Purchase Price in effect immediately after such adjustment of the Purchase Price.

(i)    The Company may elect on or after the date of any adjustment of the Purchase Price to adjust the number of Rights, in lieu of any adjustment in the number of shares or fraction of a share of Common Stock issuable upon the exercise of a Right. Each of the Rights outstanding after such adjustment of the number of Rights shall be exercisable for the number of shares or fraction of a share of Common Stock for which such Right was exercisable immediately prior to such adjustment. Each Right held of record prior to such adjustment of the number of Rights shall become that number of Rights (calculated to the nearest ten-thousandth) obtained by dividing the Purchase Price in effect immediately prior to adjustment of the Purchase Price by the Purchase Price in effect immediately after adjustment of the Purchase Price. The Company shall make a public announcement of its election to adjust the number of Rights, indicating the record date for the adjustment, and, if known at the time, the amount of the adjustment to be made. This record date may be the date on which the Purchase Price is adjusted or any day thereafter, but, if any Right Certificates have been issued, shall be at least 10 calendar days later than the date of the public announcement. If Right Certificates have been issued, upon each adjustment of the number of Rights pursuant to this Section 11(i), the Company shall, as promptly as practicable, cause to be distributed to holders of record of Right Certificates on such record date Right Certificates evidencing, subject to Section 14, the additional Rights to which such holders shall be entitled as a result of such adjustment, or, at the option of the Company, shall cause to be distributed to such holders of record in substitution and replacement for the Right Certificates held by such holders prior to the date of adjustment, and upon surrender thereof, if required by the Company, new Right Certificates evidencing all the Rights to which such holders shall be entitled after such adjustment. Right Certificates so to be distributed shall be issued, executed and countersigned in the manner provided for herein (and may bear, at the option of the Company, the adjusted Purchase Price) and shall be registered in the names of the holders of record of Right Certificates on the record date specified in the public announcement.

(j)    Irrespective of any adjustment or change in the Purchase Price or the number of shares or fraction of a share of Common Stock issuable upon the exercise of the Rights, the Right Certificates theretofore and thereafter issued may continue to express the Purchase Price per share or fraction of a share and the number of shares of Common Stock which were expressed in the initial Right Certificates issued hereunder.

(k)    Before taking any action that would cause an adjustment reducing the Purchase Price below the par value, if any, of the number of shares or fraction of a share of Common Stock issuable upon exercise of the Rights, the Company shall take any corporate action which may, in the opinion of its counsel, be necessary in order that the Company may validly and legally issue fully paid and nonassessable such number of shares or fractions of a share of Common Stock at such adjusted Purchase Price.

(l)    In any case in which this Section 11 shall require that an adjustment in the Purchase Price be made effective as of a record date for a specified event, the Company may elect to defer until the occurrence of such event the issuance to the holder of any Right exercised after such record date the number of shares or fraction of a share of Common Stock or other capital stock of the Company, if any, issuable upon such exercise over and above the number of shares or fraction of a share of Common Stock or other capital stock of the Company, if any, issuable upon such exercise on the basis of the Purchase Price in effect prior to such adjustment; provided, however, that the Company shall deliver to such holder a due bill or other appropriate instrument evidencing such holder’s right to receive such additional shares upon the occurrence of the event requiring such adjustment.

(m)    Anything in this Section 11 to the contrary notwithstanding, the Board of Directors shall also have the authority to make such reductions in the Purchase Price, in addition to those adjustments expressly required by this Section 11, as and to the extent that it, in its sole discretion, shall determine to be advisable in order that any (i) consolidation or subdivision of the Common Stock, (ii) issuance wholly for cash of any Common Stock at less than the current market price, (iii) issuance wholly for cash or Common Stock or securities which by their terms are convertible into or exercisable for Common Stock, (iv) stock dividends or (v) issuance of rights, options or warrants referred to in this Section 11, hereafter made by the Company to the holders of its Common Stock, shall not be taxable to such stockholders.

(n)    The Company covenants and agrees that it will not at any time after the Distribution Date (i) consolidate, merge or otherwise combine with or (ii) sell or otherwise transfer (and/or permit any of its Subsidiaries to sell or otherwise transfer), in one transaction or a series of related transactions, assets or earning power aggregating more than 50% of the assets or earning power of the Company and its Subsidiaries, taken as a whole, to any other Person or Persons (other than the Company and/or any of its Subsidiaries in one or more transactions each of which complies with Section 11(o) hereof) if (x) at the time of or immediately after such consolidation, merger, combination or sale there are any rights, warrants or other instruments or securities outstanding or any agreements or arrangements in effect which would substantially diminish or otherwise eliminate the benefits intended to be afforded by the Rights, (y) prior to, simultaneously with or immediately after such consolidation, merger, combination or sale, the shareholders of a Person who constitutes, or would constitute, the “Principal Party” for the purposes of Section 13 shall have received a distribution of Rights previously owned by such Person or any of its Affiliates and Associates or (z) the form or nature of organization of the Principal Party would preclude or limit the exercisability of the Rights.

(o)    The Company covenants and agrees that after the Distribution Date, it will not, except as permitted by Sections 23, 24 and 27, take (or permit any Subsidiary to take) any action if at the time such action is taken it is reasonably foreseeable that such action will substantially diminish or otherwise eliminate the benefits intended to be afforded by the Rights.

Section 12. Certificate of Adjusted Purchase Price or Number of Shares.  Whenever an adjustment is made as provided in Sections 11 and 13, the Company shall (a) promptly prepare a certificate setting forth such adjustment and a brief statement of the facts accounting for such adjustment, (b) promptly file with the Rights Agent and with each transfer agent for the Common Stock a copy of such certificate and (c) if a Distribution Date has occurred, mail a brief summary thereof to each holder of a Right Certificate (or, if prior to the Distribution Date, to each holder of a certificate representing shares of Common Stock) in the manner set forth in Section 26. The Rights Agent shall be fully protected in relying on any such certificate and on any adjustment therein contained.

Section 13. Consolidation, Merger or Sale or Transfer of Assets or Earning Power.

(a)    If, following the Stock Acquisition Date, directly or indirectly,

(i)    the Company shall consolidate with, merge with or into, or otherwise combine with, any other Person (other than a Subsidiary of the Company in a transaction that complies with Section 11(o) hereof), and the Company shall not be the continuing or surviving corporation of such consolidation, merger or combination,

(ii)    any Person (other than a Subsidiary of the Company in a transaction that complies with Section 11(o) hereof) shall consolidate with, merge with or into, or otherwise combine with, the Company, and the Company shall be the continuing or surviving corporation of such merger or combination and, in connection with such merger or combination, all or part of the outstanding shares of Common Stock shall be changed into or exchanged for other stock or securities of the Company or any other Person, cash or any other property, or

(iii)    the Company and/or one or more of its Subsidiaries shall sell or otherwise transfer, in one transaction or a series of related transactions, assets or earning power representing in the aggregate more than 50% of the assets or earning power of the Company and its Subsidiaries, taken as a whole, to any other Person or Persons (other than a Subsidiary of the Company in a transaction that complies with Section 11(o) hereof), then, and in each such case, proper provision shall promptly be made so that

(1)    each holder of a Right (except as otherwise provided herein, including Section 7(d)) shall thereafter be entitled to receive, upon exercise thereof at the Purchase Price in effect immediately prior to the first occurrence of any Triggering Event, such number of duly authorized, validly issued, fully paid and nonassessable shares of freely tradeable Common Stock of the Principal Party (as hereinafter defined), not subject to any rights of call or first refusal, liens, encumbrances or other claims, as shall be equal to the result obtained by dividing

(A)    the product obtained by multiplying the Purchase Price in effect immediately prior to the first occurrence of any Triggering Event by the number of halves of one share of Common Stock for which a Right was exercisable immediately prior to such first occurrence (such product being thereafter referred to as the “Purchase Price” for each Right and for all purposes of this Agreement) by

(B)    50% of the current market price (determined pursuant to Section 11(d)(i)) per share of the Common Stock of such Principal Party on the date of consummation of such consolidation, merger, combination, sale or transfer;

(2)    the Principal Party shall thereafter be liable for and shall assume, by virtue of such consolidation, merger, combination, sale or transfer, all the obligations and duties of the Company pursuant to this Agreement;

(3)    the term “Company” shall thereafter be deemed to refer to such Principal Party, it being specifically intended that the provisions of Section 11 shall apply only to such Principal Party following the first occurrence of a Section 13 Event;

(4)    such Principal Party shall take such steps (including but not limited to the authorization and reservation of a sufficient number of shares of its Common Stock to permit exercise of all outstanding Rights in accordance with this Section 13(a)) in connection with the consummation of any such transaction as may be necessary to assure that the provisions hereof shall thereafter be applicable, as nearly as reasonably may be, in relation to the shares of its Common Stock thereafter deliverable upon the exercise of the Rights; and

(5)    the provisions of Section 11(a)(ii) shall be of no effect following the first occurrence of any Section 13 Event.

(b)    “Principal Party” means

(i)    in the case of any transaction described in Section 13(a)(i) or (ii), the Person that is the issuer of any securities into which shares of Common Stock of the Company are converted in such merger, consolidation or combination, and if no securities are so issued, the Person that survives or results from such merger, consolidation or combination; and

(ii)    in the case of any transaction described in Section 13(a)(iii), the Person that is the party receiving the greatest portion of the assets or earning power transferred pursuant to such transaction or transactions;

provided that in any such case, (A) if the Common Stock of such Person is not at such time and has not been continuously over the preceding 12-month period registered under Section 12 of the Exchange Act, and such Person is a direct or indirect Subsidiary of another Person the Common Stock of which is and has been so registered, “Principal Party” shall refer to such other Person; (B) if such Person is a Subsidiary, directly or indirectly, of more than one Person, the Common Stocks of two or more of which are and have been so registered, “Principal Party” shall refer to whichever of such Persons is the issuer of the Common Stock having the greatest aggregate market value; and (C) if such Person is owned, directly or indirectly, by a joint venture formed by two or more Persons that are not owned, directly or indirectly, by the same Person, the rules set forth in clauses (A) and (B) above shall apply to each of the owners having an interest in such joint venture as if such joint venture were a subsidiary of both or all of such joint venturers and the Principal Party in each such chain shall bear the obligations set forth in this Section 13 in the same ratio as their direct or indirect interests in such joint venture bear to the total of such interests.

(c)    The Company shall not consummate any such consolidation, merger, combination, sale or transfer unless the Principal Party shall have a sufficient number of authorized shares of its Common Stock, which are not outstanding or otherwise reserved for issuance to permit the exercise in full of the Rights in accordance with this Section 13 and unless prior thereto the Company and such Principal Party shall have executed and delivered to the Rights Agent a supplemental agreement providing for the terms set forth in Section 13(a) and (b) and providing that, as soon as practicable after the date of any consolidation, merger, combination, sale or transfer mentioned in Section 13(a), the Principal Party will:

(i)    prepare and file a registration statement under the Securities Act with respect to the Rights and the securities issuable upon exercise of the Rights on an appropriate form, and will use its best efforts to cause such registration statement to (A) become effective as soon as practicable after such filing and (B) remain effective (with a prospectus at all times meeting the requirements of the Securities Act) until the Expiration Date; and

(ii)    deliver to holders of the Rights historical financial statements for the Principal Party and each of its Affiliates which comply in all respects with the requirements for registration on Form 10 under the Exchange Act.

The provisions of this Section 13 shall similarly apply to successive mergers, consolidations, combinations, sales or other transfers. If any Section 13 Event shall occur at any time after the occurrence of a Section 11(a)(ii) Event, the Rights which have not theretofore been exercised shall cease to be exercisable in the manner provided in Section 11(a)(ii) and shall thereafter become exercisable in the manner described in Section 13(a).

Section 14. Fractional Rights and Fractional Shares.

(a)    The Company shall not be required to issue fractions of Rights or to distribute Right Certificates that evidence fractional Rights. In lieu of such fractional Rights, there shall be paid to the registered holders of the Right Certificates with regard to which such fractional Rights would otherwise be issuable, an amount in cash equal to the same fraction of the current market value of a whole Right. For the purposes of this Section 14(a), the current market value of a whole Right shall be the closing price of the Rights for the Trading Day immediately prior to the date on which such fractional Rights would have been otherwise issuable. The closing price for each Trading Day shall be the last sale price, regular way, or, if no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on NASDAQ or, if the Rights are not listed or admitted to trading on NASDAQ, as reported in the principal consolidated transaction reporting system with respect to the securities listed on the principal national securities exchange on which the Rights are listed or admitted to trading or, if the Rights are not listed or admitted to trading on any national securities exchange, the last quoted price or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by NASDAQ or such other system then in use or, if on any such date the Rights are not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Rights selected by the Board of Directors. If on any such date no market maker is making a market in the Rights, the fair value of such Rights on such date as determined in good faith by the Board of Directors shall be used. If the Rights are not publicly held or are not so listed or traded or are not the subject of available bid and asked quotes, the “current market price” per share means the fair value per Right as determined in good faith by the Board of Directors, which determination shall be described in a statement filed with the Rights Agent and shall be conclusive for all purposes.

(b)    The Company shall not be required to issue fractions of shares of Common Stock upon exercise or exchange of the Rights or to distribute certificates that evidence fractional shares of Common Stock; provided, however, that the foregoing shall not preclude any holder of Right Certificates from aggregating such Right Certificates in any exercise thereof and receiving any whole number of shares of Common Stock, in which case the foregoing shall apply only to any fraction of a share resulting from such aggregation. In lieu of any such fractional shares of Common Stock, the Company shall pay to the registered holders of Right Certificates at the time such Rights are exercised as herein provided an amount in cash equal to the same fraction of the current market price of one share of Common Stock. For purposes of this Section 14(b), the current market price of one share of Common Stock shall be the closing price of one share of Common Stock (as determined pursuant to Section 11(d)) for the Trading Day immediately prior to the date of such exercise.

(c)    The holder of a Right by the acceptance of the Right expressly waives such holder’s right to receive any fractional Rights or fractional shares upon exercise of a Right except as permitted by this Section 14.

(d)    Nothing contained in subsection (a) shall impair any right of any holder to receive any Right for a fraction of a share of Common Stock pursuant to the provisions of this Agreement or any Right Certificate.

Section 15. Rights of Action.  All rights of action in respect of this Agreement, excepting the rights of action given to the Rights Agent under Section 18, are vested in the respective registered holders of the Right Certificates (and, prior to the Distribution Date, the registered holders of certificates representing Common Stock); and any registered holder of any Right Certificate (or, prior to the Distribution Date, of any certificate representing Common Stock), without the consent of the Rights Agent or of the holder of any other Right Certificate (or, prior to the Distribution Date, of any certificate representing Common Stock), may, in such holder’s own behalf and for such holder’s own benefit, enforce, and may institute and maintain any suit, action or proceeding against the Company to enforce this Agreement, or otherwise act in respect of such holder’s right to exercise the Rights evidenced by such Right Certificate in the manner provided in such Right Certificate and in this Agreement. Without limiting the foregoing or any remedies available to the holders of Rights, it is specifically acknowledged that the holders of Rights would not have an adequate remedy at law for any breach of this Agreement and will be entitled to specific performance of the obligations under, and injunctive relief against actual or threatened violations of the obligations of any Person subject to, this Agreement.

Section 16. Agreement of Right Holders.  Every holder of a Right, by accepting the same, consents and agrees with the Company and the Rights Agent and with every other holder of a Right that:

(a)    prior to the Distribution Date, the Rights will be transferable only in connection with the transfer of Common Stock;

(b)    after the Distribution Date, the Right Certificates are transferable only on the registry books of the Rights Agent if surrendered at the principal office or offices of the Rights Agent designated for such purposes, duly endorsed or accompanied by a proper instrument of transfer and with the appropriate forms and certificates fully executed;

(c)    subject to Sections 6 and 7, the Company and the Rights Agent may deem and treat the Person in whose name a Right Certificate (or, prior to the Distribution Date, a certificate representing shares of Common Stock) is registered as the absolute owner thereof and of the Rights evidenced thereby (notwithstanding any notations of ownership or writing on the Right Certificate or the certificate representing shares of Common Stock made by anyone other than the Company or the Rights Agent) for all purposes whatsoever, and neither the Company nor the Rights Agent, subject to the last sentence of Section 7(d), shall be affected by any notice to the contrary; and

(d)    notwithstanding anything in this Agreement to the contrary, neither the Company nor the Rights Agent shall have any liability to any holder of a Right or other Person as a result of the Company’s or the Rights Agent’s inability to perform any of their respective obligations under this Agreement by reason of any preliminary or permanent injunction or other order, decree, judgment or ruling issued by a court of competent jurisdiction or by a governmental, regulatory or administrative agency or commission, or any statute, rule, regulation or executive order promulgated or enacted by any governmental authority prohibiting or otherwise restraining performance of such obligation; provided, however, that, the Company must use its best efforts to have any such order, decree, judgment or ruling lifted or otherwise overturned as soon as possible.

Section 17. Right Certificate Holder Not Deemed a Stockholder.  No holder, as such, of any Right Certificate shall be entitled to vote, receive dividends or other distributions or be deemed for any purpose the holder of shares of Common Stock or any other securities of the Company which may at any time be issuable on the exercise of the Rights represented thereby, nor shall anything contained herein or in any Right Certificate be construed to confer upon the holder of any Right Certificate, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting stockholders (except as provided in Section 25), or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by such Right Certificate shall have been exercised in accordance with the provisions of this Agreement or exchanged pursuant to the provisions of Section 24.

Section 18. Concerning the Rights Agent.

(a)    The Company agrees to pay to the Rights Agent reasonable compensation for all services rendered by it hereunder and, from time to time, on demand of the Rights Agent, its reasonable expenses and counsel fees and other disbursements incurred in the execution or administration of this Agreement and the exercise and performance of its duties hereunder. The Company also agrees to indemnify the Rights Agent for, and to hold it harmless against, any loss, liability, or expense, incurred without gross negligence or willful misconduct on the part of the Rights Agent, for anything done or omitted to be done by the Rights Agent in connection with the administration of this Agreement or the exercise or performance of its duties hereunder, including the costs and expenses of defending against any claim of liability.

(b)    The Rights Agent shall be protected and shall incur no liability for or in respect of any action taken, suffered or omitted by it in connection with the administration of this Agreement or the exercise or performance of its duties hereunder in reliance upon any Right Certificate or certificate for Common Stock or for other securities of the Company, instrument of assignment or transfer, power of attorney, endorsement, affidavit, letter, notice, instruction, direction, consent, certificate, statement, or other paper or document believed by it to be genuine and to be signed, executed and, where necessary, verified or acknowledged, by the proper Person or Persons, or otherwise upon the advice of counsel as set forth in Section 20 hereof.

Section 19. Merger or Consolidation or Change of Name of Rights Agent.

(a)    Any corporation into which the Rights Agent or any successor Rights Agent may be merged or with which it may be consolidated, or any corporation resulting from any merger or consolidation to which the Rights Agent or any successor Rights Agent shall be a party, or any corporation succeeding to any business of the Rights Agent or any successor Rights Agent, shall be the successor to the Rights Agent under this Agreement without the execution or filing of any paper or any further act on the part of any of the parties hereto; provided, however, that such corporation would be eligible for appointment as a successor Rights Agent under the provisions of Section 21. If at the time such successor Rights Agent shall succeed to the agency created by this Agreement, any of the Right Certificates shall have been countersigned but not delivered, any such successor Rights Agent may adopt the countersignature of a predecessor Rights Agent and deliver such Right Certificates so countersigned; and if at that time any of the Right Certificates shall not have been countersigned, any successor Rights Agent may countersign such Right Certificates either in the name of the predecessor Rights Agent or in the name of the successor Rights Agent; and in all such cases such Right Certificates shall have the full force provided in the Right Certificates and in this Agreement.

(b)    If at any time the name of the Rights Agent shall be changed and at such time any of the Right Certificates shall have been countersigned but not delivered, the Rights Agent may adopt the countersignature under its prior name and deliver Right Certificates so countersigned; and if at that time any of the Right Certificates shall not have been countersigned, the Rights Agent may countersign such Right Certificates either in its prior name or in its changed name; and in all such cases such Right Certificates shall have the full force provided in the Right Certificates and in this Agreement.

Section 20. Duties of Rights Agent.  The Rights Agent undertakes the duties and obligations imposed by this Agreement upon the following terms and conditions, by all of which the Company and the holders of Right Certificates, by their acceptance thereof, shall be bound:

(a)    The Rights Agent may consult with legal counsel (who may be legal counsel for the Company), and the opinion of such counsel shall be full and complete authorization and protection to the Rights Agent as to any action taken or omitted by it in good faith and in accordance with such opinion.

(b)    Whenever in the performance of its duties under this Agreement the Rights Agent shall deem it necessary or desirable that any fact or matter (including, without limitation, the identity of any Acquiring Person and the determination of current market price (as defined in Section 11(d)) be proved or established by the Company prior to taking, suffering or omitting to take any action hereunder, such fact or matter (unless other evidence in respect thereof be herein specifically prescribed) may be deemed to be conclusively proved and established by a certificate signed by any one of the Chairman of the Board of Directors, the Chief Executive Officer, the President, any Vice President, the Treasurer or any Assistant Treasurer or the Secretary or any Assistant Secretary of the Company and delivered to the Rights Agent; and such certificate shall be full authorization to the Rights Agent for any action taken, suffered or omitted in good faith by it under the provisions of this Agreement in reliance upon such certificate.

(c)    The Rights Agent shall be liable hereunder only for its own gross negligence, or willful misconduct.

(d)    The Rights Agent shall not be liable for or by reason of any of the statements of fact or recitals contained in this Agreement or in the Right Certificates (except its, countersignature thereof) or be required to verify the same, but all such statements and recitals are and shall be deemed to have been made by the Company only.

(e)    The Rights Agent shall not be under any responsibility in respect of the validity of this Agreement or the execution and delivery hereof (except the due authorization, execution and delivery hereof by the Rights Agent) or in respect of the validity or execution of any Right Certificate (except its countersignature thereof); nor shall it be responsible for any breach by the Company of any covenant or condition contained in this Agreement or in any Right Certificate; nor shall it be responsible for any change in the exercisability of the Rights (including the Rights becoming void pursuant to Section 7(d)) or any adjustment in the terms of the Rights (including the manner, method or amount thereof) provided for in Sections 3, 11, 13, 23 or 24, or the ascertaining of the existence of facts that would require any such adjustment (except with respect to the exercise of Rights evidenced by Right Certificates after actual notice of any such adjustment); nor shall it by any act hereunder be deemed to make any representation or warranty as to the authorization or reservation of any shares of Common Stock or other securities to be issued pursuant to this Agreement or any Right Certificate or as to whether any shares of Common Stock will, when issued, be duly authorized, validly issued, fully paid and nonassessable.

(f)    The Company agrees that it will perform, execute, acknowledge and deliver or cause to be performed, executed, acknowledged and delivered all such further and other acts, instruments and assurances as may reasonably be required by the Rights Agent for the carrying out or performing by the Rights Agent of the provisions of this Agreement.

(g)    The Rights Agent is hereby authorized and directed to accept instructions with respect to the performance of its duties hereunder from any one of the Chairman of the Board of Directors, the Chief Executive Officer, the

President or any Vice President or the Secretary or any Assistant Secretary or the Treasurer or any Assistant Treasurer of the Company and to apply to such officers for advice or instructions in connection with its duties, and it shall not be liable for any action taken, suffered or omitted to be taken by it in good faith in accordance with instructions of any such officer or for any delay in acting while waiting for those instructions.

(h)    The Rights Agent and any shareholder, director, officer or employee of the Rights Agent may buy, sell or deal in, or act as the transfer agent for, any of the Rights, shares of Common Stock or other securities of the Company or become pecuniarily interested in any transaction in which the Company may be interested, or contract with or lend money to the Company or otherwise act as fully and freely as though it were not the Rights Agent under this Agreement. Nothing herein shall preclude the Rights Agent from acting in any other capacity for the Company or for any other Person.

(i)    The Rights Agent may execute and exercise any of the rights or powers hereby vested in it or perform any duty hereunder either itself or by or through its attorneys or agents, and the Rights Agent shall not be answerable or accountable for any act, default, neglect or misconduct of any such attorneys or agents or for any loss to the Company resulting from any such act, default, neglect or misconduct, provided that reasonable care was exercised in the selection and continued employment thereof.

(j)    No provision of this Agreement shall require the Rights Agent to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or in the exercise of its rights if there shall be reasonable grounds for believing that repayment of such funds or adequate indemnification against such risk or liability is not reasonably assured to it.

(k)    If, with respect to any Right Certificate surrendered to the Rights Agent for exercise, transfer, split up, combination or exchange, either (i) the certificate attached to the form of assignment or form of election to purchase, as the case may be, has either not been completed or indicates an affirmative response to clause 1 or 2 thereof, or (ii) any other actual or suspected irregularity exists, the Rights Agent shall not take any further action with respect to such requested exercise, transfer, split up, combination or exchange without first consulting with the Company, and will thereafter take further action with respect thereto only in accordance with the Company’s written instructions.

Section 21. Change of Rights Agent.  The Rights Agent or any successor Rights Agent may resign and be discharged from its duties under this Agreement upon 30 calendar days’ notice in writing mailed to the Company and, if the Rights Agent or one of its Affiliates is not also the transfer agent for the Company, to each transfer agent of the Common Stock by registered or certified mail, and, subsequent to the Distribution Date, to the holders of the Right Certificates by first-class mail. The Company may remove the Rights Agent or any successor Rights Agent upon 30 calendar days’ notice in writing, mailed to the Rights Agent or successor Rights Agent, as the case may be, and to each transfer agent of the Common Stock by registered or certified mail, and, subsequent to the Distribution Date, to the holders of the Right Certificates by first-class mail. If the Rights Agent shall resign or be removed or shall otherwise become incapable of acting, the Company shall appoint a successor to the Rights Agent. If the Company shall fail to make such appointment within a period of 30 calendar days after giving notice of such removal or after it has been notified in writing of such resignation or incapacity by the resigning or incapacitated Rights Agent or by the holder of a Right Certificate (who shall, with such notice, submit such holder’s Right Certificate for inspection by the Company), then the registered holder of any Right Certificate may apply to any court of competent jurisdiction for the appointment of a new Rights Agent. Any successor Rights Agent, whether appointed by the Company or by such a court, shall be (a) a corporation or other legal entity organized and doing business under the laws of the United States or of any state of the United States, in good standing, having an office in the State of New York, which is authorized under such laws to exercise stock transfer or corporate trust powers and which has at the time of its appointment as Rights Agent a combined capital and surplus or net worth of at least $50,000,000 or (b) an Affiliate of a corporation or other legal entity described in clause (a) of this sentence. After appointment, the successor Rights Agent shall be vested with the same powers, rights duties and responsibilities as if it had been originally named as Rights Agent without further act or deed; but the predecessor Rights Agent shall deliver and transfer to the successor Rights Agent any property at the time held by it hereunder, and execute and deliver any further assurance, conveyance, act or deed necessary for the purpose. Not later than the effective date of any such appointment, the Company shall file notice thereof in writing with the predecessor Rights Agent and each transfer agent of the Common Stock, and, subsequent to the Distribution Date, mail a notice thereof in writing to the registered holders of the Right Certificates. Failure to give any notice provided for in this Section 21, or any defect therein, shall not affect the legality or validity of the resignation or removal of the Rights Agent or the appointment of the successor Rights Agent, as the case may be.

Section 22. Issuance of New Right Certificates.  Notwithstanding any of the provisions of this Agreement or of the Rights to the contrary, the Company, at its option, may issue new Right Certificates evidencing Rights in such form as may be approved by the Board of Directors to reflect any adjustment or change in the Purchase Price and the number or kind or class of shares or other securities or property issuable upon exercise of the Rights made in accordance with the provisions of this Agreement. In addition, in connection with the issuance or sale by the Company of shares of Common Stock following the Distribution Date and prior to the Expiration Date, the Company (a) shall, with respect to shares of Common Stock so issued or sold pursuant to the exercise of stock options or under any employee plan or arrangement granted or awarded on or prior to the Distribution Date, or upon the exercise, conversion or exchange of securities issued by the Company on or prior to the Distribution Date which are exercisable or exchangeable for, or convertible into, shares of Common Stock, and (b) may, in any other case, if deemed necessary or appropriate by the Board of Directors, issue Right Certificates representing the appropriate number of Rights in connection with such issuance or sale; provided, however, that (i) no such Right Certificate shall be issued if, and to the extent that, the Company shall be advised by counsel that such issuance would create a significant risk of material adverse tax consequences to the Company or the Person to whom such Right Certificate would be issued, and (ii) no such Right Certificate shall be issued if, and to the extent that, appropriate adjustment shall otherwise have been made in lieu of the issuance thereof.

Section 23. Redemption.

(a)    The Board of Directors may, at its option, at any time prior to the Close of Business on the earlier of (i) the Stock Acquisition Date and (ii) the Final Expiration Date, redeem all but not less than all of the then outstanding Rights at a redemption price of $0.001 per Right, as such amount may be appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring after the date of this Agreement (such redemption price being hereinafter referred to as the “Redemption Price”). Any such redemption of the Rights by the Board of Directors may be made effective at such time, on such basis and with such conditions as the Board of Directors in its sole discretion may establish. The Company may, at its option, pay the Redemption Price in cash, shares of Common Stock (based on the current market price of the Common Stock at the time of redemption as determined pursuant to Section 11(d)(i)) or any other form of consideration deemed appropriate by the Board of Directors, or any combination thereof.

(b)    Immediately upon the effectiveness of the action of the Board of Directors ordering the redemption of the Rights pursuant to Section 23(a), without any further action and without any notice, the right to exercise the Rights will terminate and thereafter will represent only the right to receive the Redemption Price. The Company shall promptly thereafter give notice of such redemption to the Rights Agent and the holders of the Rights in the manner set forth in Section 26; provided, however, that the failure to give, or any defect in, such notice shall not affect the validity of such redemption. Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each such notice of redemption will state the method by which the payment of the Redemption Price will be made.

(c)    Neither the Company nor any of its Affiliates or Associates may redeem, acquire or purchase for value any Rights at any time in any manner other than that specifically set forth in Section 23 or 24, and other than in connection with the purchase, acquisition or redemption of shares of Common Stock prior to the Distribution Date.

Section 24. Exchange.

(a)    At any time after any Person becomes an Acquiring Person, the Board of Directors may, at its option, exchange all or part of the then outstanding and exercisable Rights (which shall not include Rights that have become void pursuant to Section 7(d)) for shares of Common Stock at an exchange ratio of one-half of one share of Common Stock per Right, appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring after the date hereof (such exchange ratio being hereinafter referred to as the “Exchange Ratio” and such determination by the Board of Directors to effect such exchange, an “Exchange Determination”). Any such exchange will be effective immediately upon the action of the Board of Directors ordering the same, unless such action of the Board of Directors expressly provides that such exchange will be effective at a subsequent time or upon the occurrence or nonoccurrence of one or more specified events (in which case such exchange will be effective in accordance with the provisions of such action of the Board of Directors). Notwithstanding the foregoing, the Board of Directors shall not be empowered to effect such exchange at any time after any Person (other than any Exempt Person), together with all Affiliates and Associates of such Person, becomes the Beneficial Owner of 50% or more of the shares of Common Stock then outstanding.

(b)    Immediately upon the effectiveness of the exchange of any Rights pursuant to Section 24(a) and without any further action and without any notice, the right to exercise such Rights will terminate and thereafter the only right of a holder of such Rights shall be to receive that number of shares of Common Stock equal to the number of such Rights held by such holder multiplied by the Exchange Ratio. The Company promptly thereafter shall give notice of such exchange to the Rights Agent and the holders of the Rights to be exchanged in the manner set forth in Section 26; provided, however, that the failure to give, or any defect in, such notice shall not affect the validity of such exchange. Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each such notice of exchange shall state the method by which the exchange of the shares of Common Stock for Rights will be effected and, in the event of any partial exchange, the number of Rights that will be exchanged. Any partial exchange shall be effected as nearly pro rata as possible based on the number of Rights (other than Rights which have become void pursuant to Section 7(d)) held by each holder of Rights.

(c)    In any exchange pursuant to this Section 24, the Company, at its option, may substitute Common Stock Equivalents (as defined in Section 11(a)(iii)) for shares of Common Stock exchangeable for Rights, at the initial rate of one Common Stock Equivalent for each share of Common Stock, as appropriately adjusted to reflect adjustments in dividend, liquidation and voting rights of Common Stock Equivalents pursuant to the terms thereof, so that each Common Stock Equivalent delivered in lieu of each share of Common Stock shall have essentially the same dividend, liquidation and voting rights as one share of Common Stock.

(d)    If the number of shares of Common Stock or Common Stock Equivalents issued but not outstanding or authorized but unissued is not sufficient to permit any exchange of Rights as contemplated in accordance with this Section 24, the Company shall take all such action as may be necessary to authorize additional shares of Common Stock or Common Stock Equivalents for issuance upon exchange of the Rights or alternatively, at the option of the Board of Directors, with respect to each Right (i) pay cash in an amount equal to the Current Exchange Value in lieu of issuing Common Stock in exchange therefor; (ii) issue debt or equity securities (or a combination thereof) having a value equal to the Current Exchange Value in lieu of issuing Common Stock in exchange for each such Right, where the value of such securities will be determined by the Board of Directors based upon the advice of a nationally recognized investment banking firm selected by the Board of Directors, which determination will be described in a written statement filed with the Rights Agent and will be binding on the Rights Agent and the holders of Rights; or (iii) deliver any combination of cash, property, Common Stock or other securities having a value equal to the Current Exchange Value in exchange for each Right. To the extent that the Company determines that some action need be taken pursuant to this Section 24(d), then the Board of Directors may temporarily suspend the exercisability of the Rights for a period of up to 120 days following the date on which the Exchange Determination has occurred in order to seek any authorization of additional Common Stock or to decide the appropriate form of distribution to be made pursuant to the above provision and to determine the value thereof. Upon any such suspension, the Company will issue a public announcement stating, and notify the Rights Agent in writing, that the exercisability of the Rights has been temporarily suspended, as well as issue a public announcement, and notify the Rights Agent in writing, at such time as the suspension is no longer in effect.

(e)    The Company shall not be required to issue fractions of shares of Common Stock or to distribute certificates which evidence fractional shares of Common Stock upon exchange of the Rights. In lieu of such fractional shares of Common Stock, the Company shall pay to the registered holders of the Right Certificates with regard to which such fractional shares of Common Stock would otherwise be issued an amount in cash equal to the same fraction of the current market value of a whole share of Common Stock. For the purposes of this Section 24(e), the current market value of a whole share of Common Stock shall be the closing price of a share of Common Stock (as determined pursuant to Section 11(d) hereof) for the Trading Day immediately prior to the date of exchange pursuant to this Section 24.

(f)    Upon or prior to ordering the exchange of Rights pursuant to this Section 24, or as promptly as reasonably practicable thereafter, the Board of Directors may direct the Company to enter into a Trust Agreement (the “Trust Agreement”) in such form and with such terms as the Board of Directors shall then approve. If the Board of Directors so directs, (1) the Company shall enter into the Trust Agreement and shall issue to the trust created by the Trust Agreement (the “Trust”) all the shares of Common Stock and/or Common Stock Equivalents (the “Trust Shares”) issuable upon exchange of the Rights in accordance with this Section 24 to (x) all holders of outstanding and exercisable Rights subject to exchange in accordance with Section 24(a) (which shall not include Rights that have become void pursuant to Section 7(d) hereof), or (y) some portion of such holders (which may consist of holders who have not taken proper stapes to certify or otherwise demonstrate to the satisfaction of the Company that the Rights held by them have not become void pursuant to Section 7(d) hereof), and (2) all holders referred to in clause (1) shall be entitled to receive Common Stock and/or common Stock Equivalents pursuant to this Section 24 only from the Trust and only upon compliance with the relevant terms and provisions of the Trust Agreement. The Trust Shares shall also include any dividends or distributions made on the Trust Shares after the deposit of the Trust Shares.

Section 25. Notice of Certain Events.

(a)    If the Company shall propose, at any time after the Distribution Date, (i) to pay any dividend payable in stock of any class to the holders of Common Stock or to make any other distribution to the holders of Common Stock (other than a regular quarterly cash dividend out of the surplus of the Company), or (ii) to offer to the holders of its Common Stock rights or warrants to subscribe for or to purchase any additional shares of Common Stock or shares of stock of any class or any other securities, rights or options, or (iii) to effect any reclassification of its Common Stock (other than a reclassification involving only the subdivision or combination of outstanding shares of Common Stock) or (iv) to effect any consolidation with or merger with or into any other Person (other than a Subsidiary of the Company in a transaction that complies with Section 11(o) hereof), or to effect and/or to permit one or more of its Subsidiaries to effect any sale or other transfer, in one transaction or a series of related transactions, of assets or earning power aggregating more than 50% of the assets or earning power of the Company and its Subsidiaries, taken as a whole, to any other Person or Persons (other than a Subsidiary of the Company in a transaction that complies with Section 11(o) hereof), or (v) to effect the liquidation, dissolution or winding up of the Company, then, in each such case, the Company shall give to each holder of a Right, to the extent feasible and in accordance with Section 26, a notice of such proposed action, which shall specify the record date for the purposes of any such dividend, distribution or offering of rights or warrants, or the date on which any such reclassification, consolidation, merger, sale, transfer, liquidation, dissolution or winding up is to take place and the date of participation therein by the holds of Common Stock, if any such date is to be fixed, and such notice shall be so given in the case of any action covered by clause (i) or (ii) above at least 20 calendar days prior to the record date for determining holders of the Common Stock entitled to participate in such dividend, distribution or offering, and in the case of any such other action, at least 20 calendar days prior to the date of the taking of such proposed action or the date of participation therein by the holders of Common Stock, whichever shall be the earlier. The failure to give notice required by this Section 25 or any defect therein shall not affect the legality or validity of the action taken by the Company or the vote upon any such action.

(b)    Notwithstanding anything in this Agreement to the contrary, prior to the Distribution Date a filing by the Company with the Securities and Exchange Commission shall constitute sufficient notice to the holders of securities of the Company, including the Rights, for purposes of this Agreement and no other notice need be given to such holders.

(c)    If a Triggering Event shall occur, then, in any such case, (1) the Company shall as soon as practicable thereafter give to each holder of a Right, in accordance with Section 26, a notice of the occurrence of such event, which shall specify the event and the consequences of the event to holders of Rights under Sections 11(a)(ii) or 13, as the case may be, and (2) all references in Section 25(a) to Common Stock shall be deemed thereafter to refer to Common Stock or other capital stock, as the case may be.

Section 26. Notices.  Notices or demands authorized by this Agreement to be given or made by the Rights Agent or by the holder of any Right to or on the Company shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed (until another address is filed in writing with the Rights Agent) as follows:

Micron Technology, Inc.
8000 S. Federal Way
Boise, Idaho 83716
Attention: General Counsel

with a copy (which will not constitute notice) to:

Wilson Sonsini Goodrich & Rosati, Professional Corporation
650 Page Mill Road
Palo Alto, CA 94304-1050
Attn: John A. Fore
Fax: (650) 493-6811

Subject to the provisions of Section 21, any notice or demand authorized by this Agreement to be given or made by the Company or by the holder of any Right to or on the Rights Agent shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed (until another address is filed in writing with the Company) as follows:

Wells Fargo Bank, National Association
1110 Centre Pointe Curve Ste. 101
Mendota Heights, MN 55120
Attention: Relationship Manager

Notices or demands authorized by this Agreement to be given or made by the Company or the Rights Agent to the holder of any Right Certificate (or, prior to the Distribution Date, to the holder of any certificate representing shares of Common Stock) shall be sufficiently given or made if sent by first-class mail, postage prepaid, to the address of such holder shown on the registry books of the Company.

Section 27. Supplements and Amendments.  At any time prior to the time any Person becomes an Acquiring Person, the Company may, and the Rights Agent shall if the Company so directs, supplement or amend this Agreement without the approval of any holders of Rights in any manner which the Company may deem necessary or desirable, any such supplement or amendment to be evidenced by a writing signed by the Company and the Rights Agent. From and after such time as any Person becomes an Acquiring Person, the Company may, and the Rights Agent shall if the Company so directs, supplement or amend this Agreement without approval of any holders of Rights (a) to cure any ambiguity or to correct or supplement any provision contained herein that may be defective or inconsistent with any other provision of this Agreement or (b) to otherwise change or supplement any other provisions in this Agreement in any manner in which the Company may deem necessary or desirable and which does not adversely affect the interests of the holders of Rights (other than an Acquiring Person or an Affiliate or Associate of an Acquiring Person), any such supplement or amendment to be evidence by a writing signed by the Company and the Rights Agent. Upon the delivery of a certificate from an appropriate officer of the Company which states that the proposed supplement or amendment is in compliance with the terms of this Section 27, the Rights Agent shall execute such supplement or amendment, provided that such supplement or amendment does not adversely affect the rights or obligations of the Rights Agent under Section 18 or Section 20 of this Agreement. Notwithstanding anything contained in this Agreement to the contrary, no supplement or amendment shall be made that reduces the then effective Redemption Price or moves to an earlier date the then effective Final Expiration Date. Prior to the Distribution Date, the interests of the holders of Rights shall be deemed coincident with the interests of the holders of Common Stock.

Section 28. Process to Seek Exemption.  Any Person who desires to effect any acquisition of securities that would, if consummated, result in such Person becoming an Acquiring Person (a “Requesting Person”) may, prior to such time and in accordance with this Section 28, request that the Board of Directors grant an exemption with respect to such acquisition under this Agreement so that such Person would be deemed to be an “Exempt Person” as defined in Section 1 for purposes of this Agreement (an “Exemption Request”). An Exemption Request shall be in proper form and shall be delivered by overnight delivery service or first-class mail, postage-prepaid, to the Secretary of the Company at the principal executive office of the Company. The Exemption Request shall be deemed made upon receipt by the Secretary of the Company. To be in proper form, an Exemption Request shall set forth (a) the name and address of the Requesting Person, (b) the number and percentage of shares of Common Stock then Beneficially Owned by the Requesting Person, together with all Affiliates and Associates of the Requesting Person, and (c) a reasonably detailed description of the transaction or transactions by which the Requesting Person would propose to become an Acquiring Person and the maximum number and percentage of the shares of Common Stock that the Requesting Person proposes to acquire. The Board of Directors shall make a determination whether to grant an exemption in response to an Exemption Request as promptly as practicable (and, in any event, within ten Business Days) after receipt thereof; provided, that the failure of the Board of Directors to make a determination within such period shall be deemed to constitute the denial by the Board of Directors of the Exemption Request. The Requesting Person shall respond promptly to reasonable and appropriate requests for additional information from the Board of Directors and its advisors to assist the Board of Directors in making its determination. The Board of Directors shall only grant an exemption in response to an Exemption Request if the Board of Directors determines in its sole discretion that the acquisition of Beneficial Ownership of shares of Common Stock by the Requesting Person, considered alone or with other transactions (including past transactions or contemplated transactions), (i) will not jeopardize or endanger the availability to the Company of its NOLs or other Tax Benefits, taking into account all relevant facts and circumstances, including the potential for the Company to issue a reasonable amount of equity in the future without jeopardizing the availability of its NOLs and other Tax Benefits or (ii) is otherwise in the best interests of the Company. Any exemption granted hereunder may be granted in whole or in part, and may be subject to limitations or conditions (including a requirement that the Requesting Person agree that it will not acquire Beneficial Ownership of shares of Common Stock in excess of the maximum number and percentage of shares approved by the Board of Directors), in each case as and to the extent the Board of Directors shall determine necessary or desirable to provide for the protection of the NOLs and other Tax Benefits or as is otherwise in the best interests of the Company. Any Exemption Request may be submitted on a confidential basis and, except to the extent required by applicable law, the Company shall maintain the confidentiality of such Exemption Request and the Board of Directors’ determination with respect thereto~~.~~, unless the information contained in the Exemption Request or the Board of Directors’ determination with respect thereto otherwise becomes publicly available. The Exemption Request shall be considered and evaluated by the Board of Directors, or a duly constituted committee of Independent Directors, and the action of a majority of such directors (or such committee) shall be deemed to be the determination of the Board of Directors for purposes of such Exemption Request. Tax Benefits Review. In addition to the review and evaluation otherwise contemplated by this Agreement, the Board of Directors, or a duly constituted committee of Independent Directors, shall review the calculation for determining whether an ownership change has occurred under Section 382 once per year (or with such greater frequency as the Board of Directors (or any such committee), in its sole discretion, shall determine is advisable). The Board of Directors shall determine after such review whether maintenance of this Agreement continues to be advisable in order to preserve the value of the NOLs and other Tax Benefits, taking into account all the relevant facts and circumstances, including the potential for the Company to issue a reasonable amount of equity in the future without jeopardizing the availability of the NOLs and other Tax Benefits, and the potential value of the NOLs and other Tax Benefits even after an ownership change under Section 382 based upon the price of the Company’s Common Stock at such time or based upon changes in the Company’s projected taxable income during any future period.

Section 29. Acquiring Person.  Notwithstanding the definition of “Acquiring Person” under this Agreement, the Board of Directors may also determine that any Person is an “Acquiring Person” under this Agreement if such Person becomes the Beneficial Owner of 4.99% (by value) of the stock of the Company then outstanding (as the term “stock” is defined in Treasury Regulations Sections 1.382-2(a)(3) and 1.382-2T(f)(18)). For purposes of this Section 29, the calculation of the number of shares of stock of the Company then outstanding for purposes of determining the percentage of such outstanding stock of the Company of which any Person is the Beneficial Owner shall be made pursuant to and in accordance with Section 382 of the Code and the Treasury Regulations promulgated thereunder.

Section 30. Successors.  All the covenants and provisions of this Agreement by or for the benefit of the Company or the Rights Agent shall bind and inure to the benefit of their respective successors and assigns hereunder.

Section 31. Determinations and Actions by the Board of Directors.  The Board of Directors (and any committee of the Board of Directors or Independent Directors to whom the Board of Directors may delegate any of its rights, powers or authority hereunder) shall have the exclusive power and authority to administer this Agreement and to exercise all rights and powers specifically granted to the Board of Directors or to the Company, or as may be necessary or advisable in the administration of this Agreement, including, without limitation, the right and power to (i) interpret the provisions of this Agreement and (ii) make all determinations deemed necessary or advisable for the administration of this Agreement (including a determination to redeem or exchange or not to redeem or exchange the Rights or to amend the Agreement or a determination that an adjustment to the Redemption Price or Exchange Ratio is or is not appropriate). All such actions, calculations, interpretations and determinations (including, for purposes of clause (y) below, all omissions with respect to the foregoing) which are done or made by the Board of Directors (or any committee) in good faith shall (x) be final, conclusive and binding on the Company, the Rights Agent, the holders of the Rights and all other parties, and (y) not subject the Board of Directors (or any such committee) to any liability to the holders of the Rights or any other Person.

Section 32. Benefits of this Agreement.  Nothing in this Agreement shall be construed to give to any Person other than the Company, the Rights Agent and the registered holders of the Right Certificates (and, prior to the Distribution Date, the certificates representing the shares of Common Stock) any legal or equitable right, remedy or claim under this Agreement; but this Agreement shall be for the sole and exclusive benefit of the Company, the Rights Agent and the registered holders of the Right Certificates (and, prior to the Distribution Date, the certificates representing the shares of Common Stock).

Section 33. Annual Review by Independent Directors.  A committee of at least two or more Independent Directors (the “Committee”) shall review and evaluate this Agreement at least annually in order to consider whether the maintenance of this Agreement continues to be in the best interests of the Company and the stockholders of the Company. Following each such review, the Committee shall communicate its conclusions to the full Board of Directors, including any recommendation in light thereof as to whether this Agreement should be modified or the Rights should be redeemed. The Committee, when considering whether this Agreement should be modified or the Rights should be redeemed, shall have the power and authority (1) to set their own agenda, (2) to retain, at the expense of the Company, its choice of legal counsel, investment bankers and other advisors and (3) to review all information of the Company and to consider any and all factors it deems relevant to an evaluation of whether this Agreement should be modified or the Rights should be redeemed.

Section 34. Severability.  If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated; provided, however, that, notwithstanding anything in this Agreement to the contrary, if any such term, provision, covenant or restriction is held by such court or authority to be invalid, void or unenforceable and the Board of Directors determines in its good faith judgment that severing the invalid language from this Agreement would adversely affect the purpose or effect of this Agreement, the right of redemption set forth in Section 23 hereof shall be reinstated and shall not expire until the Close of Business on the tenth day following the date of such determination by the Board of Directors.

Section 35. Governing Law.  THIS AGREEMENT, EACH RIGHT AND EACH RIGHT CERTIFICATE ISSUED HEREUNDER SHALL BE DEEMED TO BE A CONTRACT MADE UNDER THE LAWS OF THE STATE OF DELAWARE AND FOR ALL PURPOSES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF SUCH STATE APPLICABLE TO CONTRACTS TO BE MADE AND PERFORMED ENTIRELY WITHIN SUCH STATE.

Section 36. Exclusive Jurisdiction.

(a)    The Company and the registered holders of Rights Certificates (and, prior to the Distribution Date, the registered holders of Common Stock) each hereby irrevocably submits to the exclusive jurisdiction of the Court of Chancery of the State of Delaware, or, if such court lacks subject matter jurisdiction, the United States District Court for the District of Delaware, over any suit, action or proceeding arising out of or relating to or concerning this Agreement. The Company and the registered holders of Rights Certificates (and, prior to the Distribution Date, the registered holders of Common Stock) each acknowledge that the forum designated by this Section 36(a) has a reasonable relation to this Agreement and to such Persons’ relationship with one another.

(b)    The Company and the registered holders of Rights Certificates (and, prior to the Distribution Date, the registered holders of Common Stock) each hereby waive, to the fullest extent permitted by applicable law, any objection that they now or hereafter have to personal jurisdiction or to the laying of venue of any such suit, action or proceeding brought in any court referred to in Section 36(a) (or the appellate courts thereof). The Company and the registered holders of Rights Certificates (and, prior to the Distribution Date, the registered holders of Common Stock) each undertake not to commence any action subject to this Agreement in any forum other than the forum described in Section 36(a). The Company and the registered holders of Rights Certificates (and, prior to the Distribution Date, the registered holders of Common Stock) each hereby agree that, to the fullest extent permitted by applicable law, a final and non-appealable judgment in any such suit, action or proceeding brought in any such court will be conclusive and binding upon such Persons.

Section 37. Counterparts.  This Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute one and the same instrument.

Section 38. Descriptive Headings.  The captions herein are included for convenience of reference only, do not constitute a part of this Agreement and shall be ignored in the construction and interpretation hereof.

[Signatures follow on next page]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

MICRON TECHNOLOGY, INC.

By:	/s/ D. Mark Durcan
Name:	D. Mark Durcan
Title:	CEO

WELLS FARGO BANK, NATIONAL
ASSOCIATION

By:	/s/Andrea Severson
Name:	Andrea Severson
Title:	AVP-Client Services

Exhibit A

[Form of Right Certificate]

No. R-	Rights

NOT EXERCISABLE AFTER THE EARLIER OF JULY 19, 2019 AND THE DATE ON WHICH THE RIGHTS EVIDENCED HEREBY ARE REDEEMED OR EXCHANGED BY THE COMPANY AS SET FORTH IN THE RIGHTS AGREEMENT. THE RIGHTS ARE SUBJECT TO REDEMPTION, AT THE OPTION OF THE COMPANY, AT $0.001 PER RIGHT ON THE TERMS SET FORTH IN THE RIGHTS AGREEMENT. UNDER CERTAIN CIRCUMSTANCES SET FORTH IN THE RIGHTS AGREEMENT, RIGHTS BENEFICIALLY OWNED OF TRANSFERRED TO ANY PERSON WHO IS, WAS OR BECOMES AN ACQUIRING PERSON OR AN AFFILIATE OR ASSOCIATE THEREOF (AS SUCH TERMS ARE DEFINED IN THE RIGHTS AGREEMENT) AND CERTAIN TRANSFEREES THEREOF WILL BECOME NULL AND VOID AND WILL NO LONGER BE TRANSFERABLE.

RIGHT CERTIFICATE

MICRON TECHNOLOGY, INC.

This Right Certificate certifies that,         , or registered assigns, is the registered holder of the number of Rights set forth above, each of which entitles the holder (upon the terms and subject to the conditions set forth in the Section 382 Rights Agreement dated as of July 20, 2016 (the “Rights Agreement”) between Micron Technology, Inc., a Delaware corporation (the “Company”), and Wells Fargo Bank, National Association (the “Rights Agent”)) to purchase from the Company, at any time after the Distribution Date and prior to the Expiration Date, one-half of one fully paid, nonassessable share of Common Stock (the “Common Stock”) of the Company at a purchase price of $10.00 per one-half of one share of Common Stock (the “Purchase Price”), payable in lawful money of the United States of America, upon surrender of this Right Certificate, with the form of election to purchase and related certificate duly executed, and payment of the Purchase Price at an office of the Rights Agent designated for such purpose.

Terms used herein and not otherwise defined herein have the meanings assigned to them in the Rights Agreement.

The number of Rights evidenced by this Right Certificate (and the number and kind of shares issuable upon exercise of each Right) and the Purchase Price set forth above are as of July 20, 2016, and may have been or in the future be adjusted as a result of the occurrence of certain events, as more fully provided in the Rights Agreement.

Upon the occurrence of a Section 11(a)(ii) Event, if the Rights evidenced by this Right Certificate are Beneficially Owned by (a) an Acquiring Person or an Associate or Affiliate of an Acquiring Person, (b) a transferee of Acquiring Person (or any such Associate or Affiliate) who becomes a transferee after the Acquiring Person becomes such, or (c) under certain circumstances specified in the Rights Agreement, a transferee of an Acquiring Person (or any such Associate or Affiliate) who becomes a transferee prior to or concurrently with the Acquiring Person becoming such, such Rights shall become null and void, and no holder hereof shall have any right with respect to such Rights from and after the occurrence of such Section 11(a)(ii) Event.

This Right Certificate is subject to all of the terms, provisions and conditions of the Rights Agreement, which terms, provisions and conditions are hereby incorporated herein by reference and made a part hereof and to which Rights Agreement reference is hereby made for a full description of the rights, limitations of rights, obligations, duties and immunities hereunder of the Rights Agent, the Company and the holders of the Right Certificates, which limitations of rights include the temporary suspension of the exercisability of such Rights under the specific circumstances set forth in the Rights Agreement. Copies of the Rights Agreement are on file at the principal executive offices of the Company and the above mentioned offices of the Rights Agent.

Upon surrender at the principal office or offices of the Rights Agent designated for such purpose and subject to the terms and conditions set forth in the Rights Agreement, any Rights Certificate or Certificates may be transferred or exchanged for another Rights Certificate or Certificates evidencing a like number of Rights as the Rights Certificate or Certificates surrendered.

Subject to the provisions of the Rights Agreement, the Board of Directors may, at its option,

(a)    at any time prior to the time any Person becomes an “Acquiring Person,” redeem all but not less than all of the then outstanding Rights at a redemption price of $0.001 per Right; or

(b)    at any time after any Person becomes an Acquiring Person (but before such Person becomes the Beneficial Owner of 50% or more of the shares of Common Stock then outstanding), exchange all or part of the then outstanding Rights (other than Rights held by the Acquiring Person and certain related Persons) for shares of Common Stock at an exchange ratio of one-half of one share of Common Stock per Right. If the Rights shall be exchanged in part, the holder of this Right Certificate shall be entitled to receive upon surrender hereof another Right Certificate or Certificates for the number of whole Rights not exchanged.

No fractional shares of Common Stock will be issued upon the exercise of any Right or Rights evidenced hereby but in lieu thereof a cash payment will be made, as provided in the Rights Agreement. If this Right Certificate shall be exercised in part, the holder shall be entitled to receive upon surrender hereof another Right Certificate or Certificates for the number of whole Rights not exercised.

No holder of this Right Certificate shall be entitled to vote, receive dividends or other distributions or be deemed for any purpose the holder of the shares of capital stock which may at any time be issuable on the exercise hereof, nor shall anything contained in the Rights Agreement or herein be construed to confer upon the holder hereof, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting stockholders (except as provided in the Rights Agreement), or to receive dividends, distributions or subscription rights, or otherwise, until the Right or Rights evidenced by this Right Certificate shall have been exercised as provided in the Rights Agreement.

This Right Certificate shall not be valid or obligatory for any purpose until it shall have been countersigned by the Rights Agent.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal by its authorized officers.

Dated as of July 20, 2016
MICRON TECHNOLOGY, INC.

By:

Title:

Attest:

Countersigned:

WELLS FARGO BANK,
NATIONAL ASSOCIATION,
as Rights Agent

By:
Authorized Signature

Form of Reverse Side of Right Certificate
FORM OF ASSIGNMENT
(To be executed if the registered holder
desires to transfer the Right Certificate)

FOR VALUE RECEIVED

hereby sells, assigns and transfers unto
(Please print name and address of transferee)

this Right Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint Attorney, to transfer the within Right Certificate on the books of the within named Company, with full power of substitution.

Dated:	,	20

Signature

Signature Guaranteed:

Signatures must be guaranteed by a member firm of a national securities exchange, a member of the National Association of Securities Dealers, Inc., a commercial bank or trust company having an office or correspondent in the United States or another eligible guarantor institution (as defined pursuant to Rule 17Ad‑15 under the Securities Exchange Act of 1934, as amended).

Certificate

The undersigned hereby certifies by checking the appropriate boxes that:

(1)    the Rights evidenced by this Right Certificate          are          are not being assigned by or on behalf of a Person who is or was an Acquiring Person or an Affiliate or Associate of an Acquiring Person (as such terms are defined in the Rights Agreement);

(2)    after due inquiry and to the best knowledge of the undersigned, it          did          did not acquire the Rights evidenced by this Right Certificate from any Person who is, was or became an Acquiring Person or an Affiliate or Associate of an Acquiring Person.

Dated:	,	20

Signature

The signatures to the foregoing Assignment and Certificate must correspond to the name as written upon the face of this Right Certificate in every particular, without alteration or enlargement or any change whatsoever.

FORM OF ELECTION TO PURCHASE

(To be executed if the registered holder desires to exercise
Rights represented by the Right Certificate)

To:    MICRON TECHNOLOGY, INC.

The undersigned hereby irrevocably elects to exercise          Rights represented by this Right Certificate to purchase shares of Common Stock issuable upon the exercise of the Rights (or such other securities of the Company or of any other person which may be issuable upon the exercise of the Rights) and requests that certificates for such securities be issued in the name of and delivered to:

Please insert social security or other identifying number

(Please print name and address)

If such number of Rights shall not be all the Rights evidenced by this Right certificate, a new Right Certificate for the balance of such Rights shall be registered in the name of and delivered to:

Please insert social security or other identifying number

(Please print name and address)

Dated:	,	20

Signature

Signature Guaranteed:

Signatures must be guaranteed by a member firm of a national securities exchange, a member of the National Association of Securities Dealers, Inc., a commercial bank or trust company having an office or correspondent in the United States or another eligible guarantor institution (as defined pursuant to Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended).

Certificate

The undersigned hereby certifies by checking the appropriate boxes that:

(1)    the Rights evidenced by this Right Certificate          are          are not being exercised by or on behalf of a Person who is or was an Acquiring Person or an Affiliate or Associate of an Acquiring Person (as such terms are defined in the Rights Agreement);

(2)    after due inquiry and to the best knowledge of the undersigned, it          did          did not acquire the Rights evidenced by this Right Certificate from any Person who is, was or became an Acquiring Person or an Affiliate or Associate of an Acquiring Person.

Dated:	,	20

Signature

The signature to the foregoing Election to Purchase and Certificate must correspond to the name as written upon the face of this Right Certificate in every particular, without alteration or enlargement or any change whatsoever.

Exhibit B

MICRON TECHNOLOGY, INC.

SUMMARY OF RIGHTS TO PURCHASE SHARES OF COMMON STOCK

On July 20, 2016, the Board of Directors of Micron Technology, Inc., a Delaware corporation (the “Company”), declared a dividend of one right (each, a “Right”) for each share of common stock, par value $0.10 per share (the “Common Stock”), of the Company outstanding at the close of business on August 1, 2016 (the “Record Date”), pursuant to the terms and conditions of the Section 382 Rights Agreement, dated as of July 20, 2016, between the Company and Wells Fargo Bank, National Association, as Rights Agent (the “Rights Agreement”).

By adopting the Rights Agreement, the Board of Directors is seeking to protect the Company’s NOLs and other Tax Benefits (as such terms are defined in the Rights Agreement). The Company has experienced and may continue to experience substantial operating losses, and for federal and state income tax purposes, the Company may “carry forward” NOLs in certain circumstances to offset current and future taxable income, which will reduce federal and state income tax liability, subject to certain requirements and restrictions. These federal and state Tax Benefits can be a valuable asset of the Company, which may inure to the benefit of the Company and its stockholders. However, if the Company experiences an “ownership change,” as defined in Section 382 (as defined in the Rights Agreement), its ability to use the NOLs and other Tax Benefits could be substantially limited, and the timing of the usage of the NOLs and other Tax Benefits could be substantially delayed, which could significantly impair the value of the Company’s NOLs and other Tax Benefits. Generally, an “ownership change” occurs if the percentage of the Company’s stock owned by one or more “five percent stockholders” increases by more than fifty percentage points over the lowest percentage of stock owned by such stockholders at any time during the prior three-year period or, if sooner, since the last “ownership change” experienced by the Company. A rights agreement with a 4.99% “trigger” threshold is intended to act as a deterrent to any person acquiring 4.99% or more of the outstanding shares of Common Stock (as defined in the Rights Agreement) without the approval of the Board of Directors. This would protect the Company’s NOLs and other Tax Benefits because changes in ownership by a person owning less than 4.99% of the Common Stock are not included in the calculation of “ownership change” for purposes of Section 382.

Prior to the Distribution Date, the Rights will be evidenced by the certificates for and will be transferred with the Common Stock, and the registered holders of the Common Stock will be deemed to be the registered holders of the Rights. After the Distribution Date, the Rights Agent will mail separate certificates evidencing the Rights to each record holder of the Common Stock as of the close of business on the Distribution Date, and thereafter the Rights will be transferable separately from the Common Stock.

The “Distribution Date” means the close of business on the earlier of:

(1)    the tenth calendar day after the date of the first public announcement (including the filing of a report on Schedule 13D under the Securities Exchange Act of 1934, as amended, (or any comparable or successor report)) that a person or group of affiliated or associated persons (an “Acquiring Person”) has acquired beneficial ownership of 4.99% or more of the shares of Common Stock then outstanding (the “Stock Acquisition Date”); and

(2)    the tenth business day (or such later date as may be determined by action of the Board of Directors prior to such time as any person becomes an Acquiring Person) after the date of commencement by any person of, or after the date of the first public announcement of the intention of any person to commence, a tender or exchange offer the consummation of which could result in any person becoming the beneficial owner of 4.99% or more of the shares of Common Stock of the Company then outstanding.

The Rights Agreement provides that any person who beneficially owned 4.99% or more of the shares of Common Stock on the date the Rights Agreement was adopted, together with any affiliates and associates of that person (each a “Grandfathered Person”), shall not be deemed to be an “Acquiring Person” for purposes of the Rights Agreement unless the Grandfathered Holder becomes the Beneficial Owner of a percentage of the Common Stock then outstanding exceeding such Grandfathered Person’s Grandfathered Percentage by 0.5% or more. “Grandfathered Percentage” shall mean, with respect to any Grandfathered Person, the percentage of the outstanding shares of Common Stock of the Company that such Grandfathered Person, together with all affiliates and associates of such Grandfathered Person, beneficially owns as of the Rights Dividend Declaration Date; provided that, in the event any Grandfathered Person shall sell, transfer, or otherwise dispose of any outstanding shares of Common Stock after the Rights Dividend Declaration Date, the Grandfathered Percentage shall, subsequent to such sale, transfer or disposition, mean, with respect to such Grandfathered Person, the lesser of (a) the

Grandfathered Percentage as in effect immediately prior to such sale, transfer or disposition or (b) the percentage of outstanding shares of Common Stock of the Company that such Grandfathered Person Beneficially Owns immediately following such sale, transfer or disposition.

The Rights Agreement includes a procedure whereby the Board of Directors will consider requests to exempt certain proposed acquisitions of Common Stock from the applicable ownership trigger if the Board of Directors determines that the requested acquisition will not jeopardize or endanger the availability of the Tax Benefits to the Company.

An Acquiring Person will not include the Company; any of its subsidiaries; any employee benefit or compensation plan of the Company or any of its subsidiaries; any person organized, appointed or established by the Company or any of its subsidiaries for or pursuant to the terms of any such employee benefit or compensation plan; or any Exempt Person (as defined below).

“Exempt Person” means (i) the Company or any Subsidiary of the Company, in each case including the officers and members of the board of directors thereof acting in their fiduciary capacities; (ii) any employee benefit plan of the Company or of any Subsidiary of the Company or any entity or trustee holding (or acting in a fiduciary capacity in respect of) shares of capital stock of the Company for or pursuant to the terms of any such plan, or for the purpose of funding other employee benefits for employees of the Company or any Subsidiary of the Company; (iii) any Person deemed to be an “Exempt Person” in accordance with Section 28 of the Rights Agreement; (iv) a Person who is a transferee from the estate of an Exempt Person and who receives shares of Common Stock as a bequest or inheritance from such Exempt Person, but only so long as such transferee continues to be the Beneficial Owner of 4.99% or more of the then outstanding shares of Common Stock, and (v) any other Person whose Beneficial Ownership of 4.99% or more of the then-outstanding Common Stock (or, in the case of an Existing Holder, shares of Common Stock in excess of the Exempt Ownership Percentage) will not, as determined by the Board of Directors in its sole discretion, jeopardize or endanger the availability to the Company of the Tax Benefits; provided, however, that any Person deemed to be an “Exempt Person” pursuant to this subclause (v) will cease to be an “Exempt Person” if the Board of Directors makes a contrary determination with respect to the effect of such Person’s Beneficial Ownership upon the availability to the Company of its Tax Benefits.

Notwithstanding the foregoing, no person will become an Acquiring Person as a result of an acquisition of Common Stock by the Company or any of its subsidiaries which, by reducing the number of shares of Common Stock of the Company outstanding, increases the proportionate number of shares of Common Stock of the Company beneficially owned by such person to 4.99% (or in the case of a Grandfathered Person, has exceeded and is exceeding such Grandfathered Person’s Grandfathered Percentage by 0.5% or more) or more of the shares of Common Stock of the Company then outstanding unless such person thereafter becomes the beneficial owner of any additional shares of Common Stock of the Company, in which case such person will be deemed to be an Acquiring Person. An Acquiring Person will not include any person that the Board of Directors of the Company, in good faith, determines has inadvertently become an Acquiring Person.

Prior to the Distribution Date, the Rights will not be exercisable. After the Distribution Date, but prior to the time a person becomes an Acquiring Person, each Right will be exercisable to purchase, for $10.00 (the “Purchase Price”), one-half of one share of Common Stock.

If any person becomes an Acquiring Person, each Right (other than Rights beneficially owned by the Acquiring Person and certain affiliated persons) will entitle the holder to purchase, for the Purchase Price, a number of shares of Common Stock having a market value of two times the Purchase Price.

If, after any person has become an Acquiring Person, (1) the Company is involved in a merger, consolidation or other business combination in which the Company is not the surviving corporation or its Common Stock is exchanged for other securities or (2) the Company and/or one or more of its subsidiaries sells or otherwise transfers assets or earning power aggregating more than 50% of the assets or earning power of the Company and its subsidiaries, taken as a whole, then each Right (other than Rights beneficially owned by the Acquiring Person and certain affiliated persons) will entitle the holder to purchase, for the Purchase Price, a number of shares of common stock of the other party to such business combination or sale (or in certain circumstances, an affiliate) having a market value of two times the Purchase Price.

At any time after any person has become an Acquiring Person, but before any person becomes the beneficial owner of 50% or more of the outstanding shares of Common Stock, the Board of Directors of the Company may exchange all or part of the Rights (other than the Rights beneficially owned by the Acquiring Person and certain affiliated persons) for shares of Common Stock at an exchange ratio of one-half of one share of Common Stock per Right.

The Board of Directors may, at its option and at any time prior to the close of business on the earlier of the (1) Stock Acquisition Date and (2) the Final Expiration Date (as defined below), redeem all, but not less than all, of the then outstanding Rights at a redemption price of $0.001 per Right, which price will be adjusted to reflect any stock split, stock dividend or similar transaction occurring after July 20, 2016. Any such redemption of the Rights by the Board of Directors may be made effective at such time, on such basis and with such conditions as the Board of Directors in its sole discretion may establish. The Company may, at its option, pay the redemption price in cash, shares of Common Stock or any other form of consideration that the Board of Directors deems appropriate, or any combination thereof.

The Rights will expire on the close of business on July 19, 2019 (the “Final Expiration Date”), unless the Rights Agreement is earlier terminated or such date is extended or the Rights are earlier exchanged or redeemed as described above.

Prior to the time that any person becomes an Acquiring Person, the Rights Agreement may be amended in any respect. From and after the time that any person becomes an Acquiring Person, the Rights Agreement may only be amended in order to cure any ambiguity, to correct any defect or inconsistency or to make changes that do not adversely affect the interests of holders of Rights (other than an Acquiring Person and its affiliated and associated persons).

Rights holders have no rights as stockholders of the Company, including the right to vote and to receive dividends.

The Rights Agreement includes antidilution provisions designed to prevent efforts to diminish the effectiveness of the Rights.

A committee of independent directors of the Company will review and evaluate the Rights Agreement at least annually in order to consider whether the maintenance of the Rights Agreement continues to be in the best interests of the Company and its stockholders. Following each such review, the committee will communicate its conclusions to the full Board of Directors, including any recommendation in light thereof as to whether the Rights Agreement should be modified or the Rights should be redeemed.

Although the distribution of the Rights will not be taxable to stockholders or to the Company, stockholders may, depending upon the circumstances, recognize taxable income if the Rights become exercisable as set forth above. If the Rights become exercisable, holders of Common Stock should consult their own tax advisors concerning the specific tax consequences to them of acquiring, holding, exercising or disposing of the Rights.

A copy of the Rights Agreement has been filed with the Securities and Exchange Commission as an Exhibit to a Current Report on Form 8‑K and a Registration Statement on Form 8‑A. A copy of the Rights Agreement is available free of charge from the Company. This summary description of the Rights does not purport to be complete and is qualified in its entirety by reference to the Rights Agreement.

Date: Wednesday, January 18, 2017
Place: Company Headquarters, 8000 South Federal Way, Boise, Idaho 83716-9632
Time: 9:00 AM, Mountain Standard Time

Please make your marks like this: ☒ Use dark black pencil or pen only.

The Board of Directors unanimously recommends that you vote "FOR" proposals 1, 2, 3, 4 and 5.

	FOR	AGAINST	ABSTAIN	DIRECTORS RECOMMEND
1. To elect directors to serve for the ensuing year and until their successors are elected and qualified:				
01 Robert L. Bailey	☐	☐	☐	FOR
02 Richard M. Beyer	☐	☐	☐	FOR
03 Patrick J. Byrne	☐	☐	☐	FOR
04 D. Mark Durcan	☐	☐	☐	FOR
05 Mercedes Johnson	☐	☐	☐	FOR
06 Lawrence N. Mondry	☐	☐	☐	FOR
07 Robert E. Switz	☐	☐	☐	FOR
2. To approve our Amended and Restated 2007 Equity Incentive Plan and Increase the shares reserved for issuance thereunder by 30,000,000.	☐	☐	☐	FOR
3. To ratify the adoption of our Section 382 Rights Agreement.	☐	☐	☐	FOR
4. To ratify the appointment of PricewaterhouseCoopers LLP as our Independent Registered Public Accounting Firm for the fiscal year ending August 31, 2017.	☐	☐	☐	FOR
5. To approve a non-binding resolution to approve the compensation of our Named Executive Officers as described in the proxy statement.	☐	☐	☐	FOR
6. To transact such other business as may properly come before the meeting or any adjournment thereof.				

Authorized Signatures - This section must be completed for your instructions to be executed.

____________________ Please Sign Here   __________ Please Date Above

____________________ Please Sign Here   __________ Please Date Above

↑ Please separate carefully at the perforation and return just this portion in the envelope. ↑

Fiscal 2016 Annual Meeting of Shareholders of Micron Technology, Inc.
to be held January 18, 2017
for Holders as of November 21, 2016
This Proxy is solicited on behalf of the Board of Directors

INTERNET

Go To:
www.proxypush.com/mu

- Cast your vote online.
- **Have your Proxy Card ready.**
- Follow the simple instructions to record your vote.

OR

TELEPHONE

CALL 1-866-586-3108

- Use any touch-tone telephone.
- **Have your Proxy Card ready.**
- Follow the simple recorded instructions.

OR

MAIL

- Mark, sign and date your Proxy Card.
- Detach your Proxy Card.
- Return your Proxy Card in the postage-paid envelope provided.

Revocable Proxy - Micron Technology, Inc.

The undersigned shareholder(s) of Micron Technology, Inc., a Delaware corporation, hereby acknowledge(s) receipt of the Notice of the Fiscal 2016 Annual Meeting of Shareholders and Proxy Statement and hereby appoints D. Mark Durcan and Ernest E. Maddock, and each of them, proxies and attorneys-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the Fiscal 2016 Annual Meeting of Shareholders of Micron Technology, Inc., and at any adjournment or adjournments thereof, and to vote all shares of Common Stock which the undersigned would be entitled to vote, if then and there personally present, on the matters set forth, and in their discretion, upon such other matter or matters which may properly come before the meeting or any adjournment or adjournments thereof.

THE SHARES REPRESENTED BY THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER(S). **IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, 3, 4 AND 5.**

All votes must be received by 11:59 PM, Eastern Standard Time, January 17, 2017.

PROXY TABULATOR FOR
MICRON TECHNOLOGY, INC.
P.O. BOX 8016
CARY, NC 27512-9903

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